EXECUTION VERSION SIXTH AMENDMENT SIXTH AMENDMENT (this “Sixth Amendment”), dated as of December 9, 2022 (the “Sixth Amendment Effective Date”), to the Credit Agreement, dated as of July 18, 2013 (as amended by the First Amendment, dated as of October 20, 2014, the Second Amendment, dated as of July 18, 2017, the Third Amendment, dated as of June 30, 2020, the Fourth Amendment, dated as of June 10, 2021, the Fifth Amendment, dated as of February 16, 2022, and as further amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”; the Credit Agreement, as modified by the Sixth Amendment, the “Amended Credit Agreement”), among M/I HOMES, INC., an Ohio corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time party thereto (the “Lenders”), PNC BANK, NATIONAL ASSOCIATION, as administrative agent (the “Administrative Agent”), and the other agents party thereto. W I T N E S S E T H: WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain extensions of credit to the Borrower; WHEREAS, (a) Section 2.21 of the Credit Agreement permits the Borrower to increase the Total Commitments available under the Credit Agreement and (b) Section 10.1 of the Credit Agreement permits the Borrower to amend the Credit Agreement, with the written consent of the Administrative Agent, the Required Lenders and each affected Lender, to (i) extend the expiration date of any Lender’s Commitment and (ii) extend the final maturity date of any Loan; WHEREAS, pursuant to Sections 2.21 and 10.1 of the Credit Agreement, the Borrower has requested that (a) the Total Commitments under the Credit Agreement be increased by $100,000,000 (such additional Commitments, the “Increased Commitments”) and (b) the Credit Agreement be amended to (i) extend the termination date applicable to the Commitments (including the Increased Commitments) and (ii) make certain other modifications as set forth herein; WHEREAS, (a) each Lender party to the Credit Agreement immediately prior to the Sixth Amendment Effective Date has agreed to extend the maturity date of their existing Commitments and (b) certain Lenders have agreed, upon the terms and subject to the conditions set forth herein, to provide the Increased Commitments (such Lenders, the “Increasing Lenders”); and WHEREAS, the Borrower, the Administrative Agent and the Lenders are willing to agree to this Sixth Amendment and the Amended Credit Agreement on the terms set forth herein. NOW, THEREFORE, in consideration of the premises and mutual covenants contained hereinafter set forth, the parties hereto agree as follows: SECTION 1. Definitions. Unless otherwise defined herein, terms defined in the Amended Credit Agreement and used herein shall have the meanings given to them in the Amended Credit Agreement. SECTION 2. Amendments. (a) Credit Agreement. The Credit Agreement is hereby amended as of the Sixth Amendment Effective Date to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the double-underlined text (indicated textually in the same

2 manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached as Exhibit A hereto. (b) Schedules 1.1A 1.1F and 4.12. (i) Schedule 1.1A to the Credit Agreement is hereby amended as of the Sixth Amendment Effective Date by deleting Schedule 1.1A in its entirety and substituting in lieu thereof the new Schedule 1.1A attached as Exhibit B hereto,(ii) Schedule 1.1F to the Credit Agreement is hereby amended as of the Sixth Amendment Effective Date by deleting Schedule 1.1F in its entirety and substituting in lieu thereof the new Schedule 1.1F attached as Exhibit C hereto and (iii) Schedule 4.12 to the Credit Agreement is hereby amended as of the Sixth Amendment Effective Date by deleting Schedule 4.12 in its entirety and substituting in lieu thereof the new Schedule 4.12 attached as Exhibit D hereto. (c) Exhibit H. A new Exhibit H is hereby added to the Credit Agreement as set forth as Exhibit E hereto SECTION 3. Commitments. (a) Each of the Lenders (including the Increasing Lenders), the Administrative Agent and the Borrower acknowledges and agrees that on the Sixth Amendment Effective Date each Lender shall have an aggregate Commitment as set forth on Exhibit B attached to this Sixth Amendment. Each Increasing Lender agrees, effective as of the Sixth Amendment Effective Date, to make Revolving Loans to the Borrower on account of its portion of the Total Commitments including its portion of the Increased Commitments in accordance with, and subject to the terms and conditions of, Section 2.1 of the Amended Credit Agreement. (b) Each of the parties hereto hereby agrees that in implementing the Increased Commitments pursuant to this Sixth Amendment that each Lender shall be deemed to assign to each Increasing Lender and each of the Increasing Lenders shall be deemed to purchase from each of the Lenders, at the principal amount thereof, such interests in the Revolving Loans outstanding on the Sixth Amendment Effective Date, if any, as shall be necessary in order that, after giving effect to all such assignments and purchases, the Revolving Loans will be held by the Lenders (including Increasing Lenders) ratably in accordance with their respective Commitments after giving effect to the Increased Commitments. (c) Each of the parties hereto acknowledges and agrees that (i) this Sixth Amendment shall constitute all required notices and requests in connection with establishing the Increased Commitments under Section 2.21 of the Credit Agreement and (ii) the Increased Commitments shall be deemed for all purposes a “Commitment” under the Amended Credit Agreement and each Revolving Loan made in respect of the Increased Commitments shall be deemed for all purposes a “Revolving Loan” under the Amended Credit Agreement. SECTION 4. Effectiveness. The amendments set forth in this Sixth Amendment, and the Increased Commitments of the Increasing Lenders, shall become effective as of the Sixth Amendment Effective Date, subject to the satisfaction of the following conditions precedent: (a) Sixth Amendment. The Administrative Agent shall have received (i) this Sixth Amendment, executed and delivered by the Borrower and each Lender, which shall be in full force and effect and (ii) the Reaffirmation Agreement, executed and delivered by each Guarantor, which shall be in full force and effect.

3 (b) Fees. Subject to Section 5, hereof, the Lenders and the Administrative Agent shall have received all fees required to be paid, and all reasonable out-of-pocket expenses, in each case, in connection with this Sixth Amendment and for which invoices have been presented (including the reasonable fees and expenses of legal counsel to the Administrative Agent) on or before the Sixth Amendment Effective Date. (c) Closing Certificates; Certified Certificate of Incorporation; Good Standing Certificates. The Administrative Agent shall have received the following supporting documents with respect to the Borrower and the other Loan Parties: (i) a copy of its certificate or articles of incorporation, formation or organization or certificate of limited partnership (as applicable), certified as of a date reasonably close to the Sixth Amendment Effective Date to be a true and accurate copy by the Secretary of State (or similar Governmental Authority) of its state of incorporation or formation (or a certification from a duly authorized officer of the Borrower that there have been no changes to such documents delivered to the Administrative Agent on the Fourth Amendment Effective Date or the Fifth Amendment Effective Date, as applicable, except as otherwise attached to such certificate and certified therein as being the only amendments thereto as of such date); (ii) a certificate of that Secretary of State (or similar Governmental Authority), dated as of a date reasonably close to the Sixth Amendment Effective Date, as to its good standing; (iii) a copy of its regulations or by-laws, partnership agreement, or operating agreement or limited liability company agreement (as applicable), certified by its secretary or assistant secretary, general partner, manager or other appropriate Person (as applicable) to be a true and accurate copy of its regulations or by- laws, partnership agreement, or operating agreement or limited liability company agreement (as applicable) in effect on the Sixth Amendment Effective Date (or a certification from a duly authorized officer of the Borrower that there have been no changes to such documents delivered to the Administrative Agent on the Fourth Amendment Effective Date or the Fifth Amendment Effective Date, as applicable, except as otherwise attached to such certificate and certified therein as being the only amendments thereto as of such date); (iv) a certificate of its secretary or assistant secretary, general partner, manager or other appropriate Person (as applicable), as to the incumbency and signatures of its officers or other Persons who have executed any documents on behalf of such Loan Party in connection with the transactions contemplated by this Sixth Amendment and the Amended Credit Agreement (or a certification from a duly authorized officer of the Borrower that since the Fourth Amendment Effective Date or the Fifth Amendment Effective Date, as applicable, there have been no changes to the incumbency certificates of the officers of the Loan Parties delivered to the Administrative Agent on the Fourth Amendment Effective Date); (v) a copy of resolutions of its board of directors or the executive committee of the board of directors, certified by its secretary or assistant secretary to be a true and accurate copy of resolutions duly adopted by such board of directors or the executive committee of the board of directors, or other appropriate resolutions or consents of its general partner, manager or members certified by its secretary, assistant secretary, general partner or manager (as applicable) to be true and correct copies thereof duly adopted, approved or otherwise delivered by its general partner, manager or members (to the extent necessary and applicable), each of which is certified to be in full force and effect on the Sixth Amendment Effective Date, authorizing the execution and delivery by it of this Sixth Amendment, and any Notes, the Reaffirmation Agreement and other Loan Documents delivered on the Sixth Amendment Effective Date to which it is a party and the performance by it of all its obligations thereunder and under the Amended Credit Agreement; and (vi) such additional supporting documents and other information with respect to its operations and affairs as the Administrative Agent may reasonably request. (d) Legal Opinions. The Administrative Agent shall have received, on behalf of itself and the Lenders, a favorable legal opinion of Vorys, Sater, Seymour and Pease LLP, counsel to the Borrower and the other Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent and covering such matters relating to the Loan Documents as the Administrative Agent may reasonably require.

4 (e) Representations and Warranties; No Defaults. (i) Each of the representations and warranties made by any Loan Party in or pursuant to the Amended Credit Agreement or the other Loan Documents shall be true and correct in all material respects (except any representations and warranties which are qualified by materiality or reference to Material Adverse Effect, shall be true and correct in all respects) on and as of the Sixth Amendment Effective Date; provided that, if any such representations and warranties are expressly made only as of a prior date, such representations and warranties shall be true and correct in all material respects as of such prior date (except any representations and warranties which are qualified by materiality or reference to Material Adverse Effect, shall be true and correct in all respects). (ii) No Default or Event of Default shall have occurred and be continuing on the Sixth Amendment Effective Date or after giving effect to the Sixth Amendment or any extension of credit on the Sixth Amendment Effective Date. (iii) The Administrative Agent shall have received a certificate, signed by a duly authorized officer of the Borrower, certifying as to the matters referred to in clauses (e)(i) and (e)(ii) of this Section 4. (f) Patriot Act; Beneficial Ownership Certification. The Administrative Agent shall have received, (i) not later than 5 days prior to the Sixth Amendment Effective Date (or such later date as shall be acceptable to it), all documentation and other information about the Borrower and the other Loan Parties as had been reasonably requested in writing at least 10 days prior to the Sixth Amendment Effective Date (or such later date as shall be acceptable to the Borrower) by the Administrative Agent or any Lender that it reasonably determines is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations including, without limitation, the Patriot Act and, if required, an executed Beneficial Ownership Certification. SECTION 5. Conversion. Notwithstanding anything to the contrary contained herein or in any other Loan Document, all Loans outstanding as of the Sixth Amendment Effective Date hereof shall be automatically converted to Daily Simple SOFR Loans on and as of the Sixth Amendment Effective Date. The Administrative Agent and each Lender acknowledge and agree that the Borrower and each other Loan Party shall not be liable for any “breakage fees” or any other similar fees as a result of the conversion of all Loans outstanding as of the Sixth Amendment Effective Date to Daily Simple SOFR Loans on and as of the Sixth Amendment Effective Date. Each of the parties hereto acknowledges and agrees that this Sixth Amendment shall constitute all required notices under Section 2.10 of the Credit Agreement. SECTION 6. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and each Lender that (i) each Loan Party has the power and authority to execute and deliver this Sixth Amendment, any Notes, the Reaffirmation Agreement and any other Loan Documents delivered on the Sixth Amendment Effective Date to which it is a party and to perform all its obligations thereunder and under the Amended Credit Agreement, (ii) each of this Sixth Amendment, any Notes, the Reaffirmation Agreement and any other Loan Documents delivered on the Sixth Amendment Effective Date has been duly executed and delivered by the Loan Parties party thereto and (iii) each of this Sixth Amendment, any Notes, the Reaffirmation Agreement and any other Loan Documents delivered on the Sixth Amendment Effective Date constitutes the legal, valid and binding obligation of the Loan Parties party thereto, enforceable against such Loan Parties in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally.

5 SECTION 7. Consent to Extension of the Termination Date. As of the Sixth Amendment Effective Date, the Termination Date with respect to the Commitments of the Lenders (including, for the avoidance of doubt, the Increased Commitments) is hereby extended to December 9, 2026. SECTION 8. Effect of Amendment. (a) Except as expressly set forth herein, this Sixth Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and affect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. Nothing in this Sixth Amendment shall be deemed to be a novation of any obligations under the Credit Agreement or any other Loan Document. (b) On and after the Sixth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Amended Credit Agreement. This Sixth Amendment shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents (as defined in the Amended Credit Agreement). SECTION 9. General. (a) GOVERNING LAW ; Waiver of Jury Trial; Jurisdiction. THIS SIXTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SIXTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The provisions of Sections 10.12 and 10.16 of the Credit Agreement as amended by this Amendment are incorporated herein by reference, mutatis mutandis. (b) Costs and Expenses. Subject to Section 5 hereof, the Borrower agrees to reimburse the Administrative Agent for its reasonable and documented out-of-pocket expenses in connection with this Sixth Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent. (c) Counterparts; Electronic Execution. This Sixth Amendment may be executed by one or more of the parties to this Sixth Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. The words “execute,” “execution,” “signed,” “signature” and words of like import herein shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

6 (d) Headings. The headings of this Sixth Amendment are used for convenience of reference only, are not part of this Sixth Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Sixth Amendment. [remainder of page intentionally left blank]

[Sixth Amendment to M/I Homes Credit Agreement] IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written. M/I HOMES, INC., as Borrower By: /s/ Mark Kirkendall Name: Mark Kirkendall Title: Vice President and Treasurer

[Sixth Amendment to M/I Homes Credit Agreement] PNC BANK, NATIONAL ASSOCIATION, as the Administrative Agent, a Lender and an Issuing Lender By: /s/ J. Richard Litton Name: J. Richard Litton Title: Senior Vice President

[Sixth Amendment to M/I Homes Credit Agreement] WELLS FARGO BANK, N.A., as a Lender and an Issuing Lender By: /s/ Bret Sumner Name: Bret Sumner Title: Vice President

[Sixth Amendment to M/I Homes Credit Agreement] FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender By: /s/ Ted Smith Name: Ted Smith Title: Senior Vice President

[Sixth Amendment to M/I Homes Credit Agreement] THE HUNTINGTON NATIONAL BANK, as a Lender and an Issuing Lender By: /s/ Erin L. Mahon Name: Erin L. Mahon Title: Assistant Vice President

[Sixth Amendment to M/I Homes Credit Agreement] REGIONS BANK, as a Lender and an Issuing Lender By: /s/ Daniel Blazei Name: Daniel Blazei Title: Vice President

[Sixth Amendment to M/I Homes Credit Agreement] CITIBANK, N.A., as a Lender By: /s/ Michael Vondriska Name: Michael Vondriska Title: Vice President

[Sixth Amendment to M/I Homes Credit Agreement] JPMORGAN CHASE BANK, N.A., as a Lender By: /s/ Nadeige Dang Name: Nadeige Dang Title: Executive Director

[Sixth Amendment to M/I Homes Credit Agreement] U.S. BANK NATIONAL ASSOCIATION, as a Lender and an Issuing Lender By: /s/ Leonard Olsavsky Name: Leonard Olsavsky Title: Senior Vice President

[Sixth Amendment to M/I Homes Credit Agreement] COMERICA BANK, as a Lender and an Issuing Lender By: /s/ Charles Weddell Name: Charles Weddell Title: Vice President

[Sixth Amendment to M/I Homes Credit Agreement] FLAGSTAR BANK, N.A., formerly known as FLAGSTAR BANK, FSB, as a Lender and an Issuing Lender By: /s/ Drew Szilagyi Name: Drew Szilagyi Title: First Vice President

[Sixth Amendment to M/I Homes Credit Agreement] TEXAS CAPITAL BANK, formerly known as TEXAS CAPITAL BANK, N.A., as a Lender By: /s/ Karen Goetting Name: Karen Goetting Title: Vice President

EXHIBIT A AMENDED CREDIT AGREEMENT [See attached.]

EXHIBIT A $550,000,000650,000,000 CREDIT AGREEMENT among M/I HOMES, INC., as Borrower, and The Several Lenders from Time to Time Parties Hereto, and PNC BANK, NATIONAL ASSOCIATION, as Swingline Lender, an Issuing Lender and Administrative Agent and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Syndication Agent and CITIBANK, N.A., FIFTH THIRD BANK, NATIONAL ASSOCIATION, THE HUNTINGTON NATIONAL BANK, REGIONS BANK, CITIBANK, N.A., JPMORGAN CHASE BANK, N.A., U.S. BANK NATIONAL ASSOCIATION, COMERICA BANK and FLAGSTAR BANK, N.A., and THE HUNTINGTON NATIONAL BANK, as Co-Documentation Agents Dated as of July 18, 2013 as Amended by the First Amendment, Dated as of October 20, 2014, as amended by the First Amendment, dated as of October 20, 2014, as further Aamended by the Second Amendment, Ddated as of July 18, 2017, as further Aamended by the Third Amendment, Ddated as of June 30, 2020, andas further Aamended by the Fourth Amendment, Ddated as of June 10, 2021, as further amended by the Fifth Amendment, dated as of February 16, 2022, and as further amended by the Sixth Amendment, dated as of December 9, 2022

PNC CAPITAL MARKETS LLC, WELLS FARGO SECURITIES, LLC, FIFTH THIRD BANK, NATIONAL ASSOCIATION, THE HUNTINGTON NATIONAL BANK, REGIONS CAPITAL MARKETS, A DIVISION OF REGIONS BANK, CITIBANK, N.A., CITIBANK, N.A., FIFTH THIRD BANK, NATIONAL ASSOCIATION, JPMORGAN CHASE BANK, N.A., and U.S. BANK NATIONAL ASSOCIATION and, WELLS FARGO SECURITIES, LLC, as Joint Lead Arrangers and Joint Bookrunners

TABLE OF CONTENTS

SECTION 1. DEFINITIONS 1
1.1 Defined Terms 1
1.2 Other Definitional Provisions 31
1.3 ~~LIBOR~~SOFR Notification 31
SECTION 2. AMOUNT AND TERMS OF COMMITMENTS 32
2.1 Commitments 32
2.2 Procedure for Revolving Loan Borrowing 32
2.3 Swingline Commitment ..... ~~32~~33
2.4 Procedure for Swingline Borrowing; Refunding of Swingline Loans 33
2.5 Commitment Fees, etc. 34
2.6 Termination or Reduction of Commitments ..... ~~34~~35
2.7 Optional Prepayments 35
2.8 Mandatory Prepayments 35
2.9 ~~[Reserved]~~Continuation 35
2.10 ~~[Reserved]~~Conversion ..... ~~35~~36
2.11 Interest Rates and Payment Dates ..... ~~35~~36
2.12 Computation of Interest and Fees ..... ~~36~~37
2.13 Inability to Determine Interest Rate ..... ~~36~~37
2.14 Pro Rata Treatment and Payments ..... ~~38~~39
2.15 Requirements of Law ..... ~~39~~40
2.16 Taxes ..... ~~41~~42
2.17 ~~[Reserved]~~Compensation for Losses ..... ~~43~~44
2.18 Change of Lending Office ..... ~~43~~45
2.19 Replacement of Lenders ..... ~~44~~45
2.20 Defaulting Lenders ..... ~~44~~45
2.21 Increase in Commitments ..... ~~47~~48
2.22 Extension of Termination Date ..... ~~47~~49
2.23 Number of Interest Periods 50
2.24 Illegality 50
SECTION 3. LETTERS OF CREDIT ..... ~~49~~51
3.1 L/C Commitment ..... ~~49~~51
3.2 Procedure for Issuance of Letter of Credit ..... ~~49~~51
3.3 Fees and Other Charges ..... ~~50~~52
3.4 L/C Participations ..... ~~50~~52
3.5 Reimbursement Obligation of the Borrower ..... ~~51~~53

i

ii 3.6 Obligations Absolute ............................................................................................................ 5153 3.7 Letter of Credit Payments ..................................................................................................... 5254 3.8 Applications .......................................................................................................................... 5254 3.9 Cash Collateral ..................................................................................................................... 5254 SECTION 4. REPRESENTATIONS AND WARRANTIES ............................................................. 5355 4.1 Financial Statement .............................................................................................................. 5355 4.2 No Material Adverse Change ............................................................................................... 5355 4.3 Organization, Powers, and Capital Stock ............................................................................. 5355 4.4 Authorization; and Validity of this Agreement; Consents; etc. ............................................ 5355 4.5 Compliance with Laws and Other Requirements ................................................................. 5456 4.6 Litigation .............................................................................................................................. 5557 4.7 No Default ............................................................................................................................ 5557 4.8 Title to Properties ................................................................................................................. 5557 4.9 Tax Liability ......................................................................................................................... 5557 4.10 Regulations U and X; Investment Company Act ................................................................. 5557 4.11 ERISA Compliance .............................................................................................................. 5658 4.12 Subsidiaries; Joint Ventures ................................................................................................. 5658 4.13 Environmental Matters ......................................................................................................... 5759 4.14 No Misrepresentation ........................................................................................................... 5759 4.15 Solvency ............................................................................................................................... 5759 4.16 Foreign Direct Investment Regulations ................................................................................ 5759 4.17 Relationship of the Loan Parties ........................................................................................... 5759 4.18 Insurance .............................................................................................................................. 5759 4.19 Anti-Corruption Laws and Sanctions ................................................................................... 5860 4.20 Intellectual Property; Licenses, Etc. ..................................................................................... 5860 4.21 Subordinated Debt ................................................................................................................ 5860 4.22 EEAAffected Financial Institutions .................................................................................... 5860 4.23 Beneficial Ownership Certification ...................................................................................... 5860 SECTION 5. CONDITIONS PRECEDENT ...................................................................................... 5860 5.1 Conditions to Initial Extension of Credit .............................................................................. 5860 5.2 Conditions to Each Extension of Credit ............................................................................... 6062 SECTION 6. AFFIRMATIVE COVENANTS .................................................................................. 6062 6.1 Reporting Requirements ....................................................................................................... 6062 6.2 Payment of Obligations, Taxes and Other Potential Liens ................................................... 6264 6.3 Preservation of Existence ..................................................................................................... 6365 6.4 Maintenance of Properties .................................................................................................... 6365

iii 6.5 Access to Premises and Books ............................................................................................. 6365 6.6 Notices .................................................................................................................................. 6365 6.7 Addition or Release of Guarantors ....................................................................................... 6466 6.8 Compliance with Laws and Other Requirements ................................................................. 6466 6.9 Use of Proceeds .................................................................................................................... 6467 SECTION 7. NEGATIVE COVENANTS ......................................................................................... 6567 7.1 Financial Condition Covenants ............................................................................................ 6567 7.2 Liens and Encumbrances ...................................................................................................... 6567 7.3 Fundamental Changes; Asset Sales; Acquisitions ................................................................ 6567 7.4 Investments ........................................................................................................................... 6668 7.5 Secured Indebtedness ........................................................................................................... 6769 7.6 No Margin Stock .................................................................................................................. 6870 7.7 Burdensome Agreements ...................................................................................................... 6870 7.8 Prepayment of Indebtedness ................................................................................................. 6870 7.9 Pension Plan ......................................................................................................................... 6870 7.10 Transactions with Affiliates ................................................................................................. 6971 7.11 Foreign Assets Control Regulations ..................................................................................... 6971 SECTION 8. EVENTS OF DEFAULT; REMEDIES ........................................................................ 6971 SECTION 9. THE AGENTS .............................................................................................................. 7274 9.1 Appointment ......................................................................................................................... 7274 9.2 Delegation of Duties ............................................................................................................. 7274 9.3 Exculpatory Provisions ......................................................................................................... 7274 9.4 Reliance by Administrative Agent ....................................................................................... 7274 9.5 Notice of Default .................................................................................................................. 7375 9.6 Non-Reliance on Administrative Agent and Other Lenders ................................................. 7375 9.7 Indemnification..................................................................................................................... 7375 9.8 Administrative Agent in Its Individual Capacity .................................................................. 7476 9.9 Successor Administrative Agent .......................................................................................... 7476 9.10 Documentation Agent and Syndication Agent ..................................................................... 7476 9.11 Acknowledgments of Lenders and Issuing Lenders ............................................................. 7476 SECTION 10. MISCELLANEOUS ..................................................................................................... 7577 10.1 Amendments and Waivers .................................................................................................... 7578 10.2 Notices .................................................................................................................................. 7678 10.3 No Waiver; Cumulative Remedies ....................................................................................... 7880 10.4 Survival of Representations and Warranties ........................................................................ 7880 10.5 Payment of Expenses and Taxes .......................................................................................... 7880

iv 10.6 Successors and Assigns; Participations and Assignments .................................................... 7981 10.7 Adjustments; Set off ............................................................................................................. 8284 10.8 Counterparts ........................................................................................... 82; Electronic Execution 85 10.9 Severability ........................................................................................................................... 8385 10.10 Integration ........................................................................................................................ 8385 10.11 GOVERNING LAW ...................................................................................................... 8385 10.12 Submission To Jurisdiction; Waivers ............................................................................... 8385 10.13 Acknowledgements .......................................................................................................... 8386 10.14 Releases of Guarantees ..................................................................................................... 8486 10.15 Confidentiality .................................................................................................................. 8486 10.16 WAIVERS OF JURY TRIAL ....................................................................................... 8587 10.17 USA Patriot Act ................................................................................................................ 8587 10.18 Acknowledgement and Consent to Bail-In of Affected Financial Institutions ................. 8587 10.19 Certain ERISA Matters..................................................................................................... 8688 10.20 Acknowledgement Regarding any Supported QFCs ........................................................ 8689

v SCHEDULES: 1.1A Commitments 1.1B Existing Liens 1.1C Initial Guarantors 1.1D Existing Letters of Credit 1.1E Issuing Lender Addresses 1.1F Issuing Lender Limits 4.11 Pension Plans 4.12 Subsidiaries 4.21 Subordinated Debt 6.1(f) Format of Joint Venture Reporting 7.5 Secured Indebtedness EXHIBITS: A Form of Guarantee Agreement B Form of Compliance Certificate C Form of Borrowing Base Certificate D Form of Assignment and Assumption E Form of New Lender Supplement F Form of Legal Opinion of Vorys, Sater, Seymour and Pease LLP G Form of Exemption Certificates H Form of Notice of Borrowing or Continuation or Conversion

1 CREDIT AGREEMENT, dated as of July 18, 2013, as amended by the First Amendment, dated as of October 20, 2014, the Second Amendment, dated as of July 18, 2017, the Third Amendment, dated as of June 30, 2020 and, the Fourth Amendment, dated as of June 10, 2021, the Fifth Amendment, dated as of February 16, 2022, and the Sixth Amendment, dated as of December 9, 2022 (collectively, this “Agreement”), among M/I HOMES, INC., an Ohio corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties to this Agreement (the “Lenders”) and PNC BANK, NATIONAL ASSOCIATION, as Swingline Lender, an Issuing Lender and Administrative Agent (each as hereinafter defined). The parties hereto hereby agree as follows: SECTION 1. DEFINITIONS 1.1 Defined Terms. As used in this Agreement, the terms listed in this Section 1.1 shall have the respective meanings set forth in this Section 1.1.“ABR”: for any day, a fluctuating rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the greatest of (a) the Prime Rate in effect on such day, (b) the New York Fed Bank Rate in effect on such day plus ½ of 1% and (c) the Adjusted Daily LIBO RateSimple SOFR in effect on such day plus 1.0% so long as Adjusted Daily Simple SOFR is offered, ascertainable and not unlawful. Any change in the ABR due to a change in the Prime Rate, the New York Fed Bank Rate or suchAdjusted Daily LIBO RateSimple SOFR shall be effective as of the opening of business on the day of such change in the Prime Rate, the New York Fed Bank Rate or suchAdjusted Daily LIBO RateSimple SOFR, respectively. Notwithstanding anything to the contrary contained herein, at any time that ABR determined in accordance with the foregoing is less than 1.25%, such rate shall be deemed 1.25% for purposes of this Agreement. “ABR Loan”: any Revolving Loan (or any portion thereof) bearing interest at a rate based on ABR. “Acquired Company”: a Person acquired in a consummated Acquisition by the Borrower or any Guarantor. “Acquisition”: any transaction, or any series of related transactions, by which the Borrower or any Guarantor (i) acquires all or substantially all of the assets of any firm, corporation or division thereof, whether through purchase of assets, merger or otherwise or (ii) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes or by percentage of voting power) of the Voting Stock of another Person. “Adjustment Date”: as defined in the Applicable Pricing Grid. “Adjusted Daily Simple SOFR”: for purposes of any calculation, the rate per annum equal to the greater of (a) the sum of (i) Daily Simple SOFR for such calculation plus (ii) the SOFR Adjustment and (b) the Floor. “Adjusted Term SOFR”: for purposes of any calculation, the rate per annum equal to the greater of (a) the sum of (i) Term SOFR for such calculation plus (ii) the SOFR Adjustment and(b) the Floor. “Administrative Agent”: PNC Bank, National Association, together with its affiliates, successors and assigns, as the administrative agent for the Lenders under this Agreement and the other Loan Documents. “Additional Lender”: as defined in Section 2.22(d).

"Affected Financial Institution": (a) any EEA Financial Institution or (b) any UK Financial Institution.

"Affiliate": as to any Person, any Person (a) which directly, or indirectly through one or more intermediaries, Controls, or is Controlled by, or is under common Control with such Person, or (b) which directly, or indirectly through one or more intermediaries, owns beneficially or of record twenty percent (20%) or more of the Voting Stock of such Person.

"Agent Indemnitee": as defined in Section 9.7.

"Agreement": as defined in the preamble hereto.

"Anti-Corruption Laws": all laws, rules and regulations of any jurisdiction applicable to the Borrower or any of its Subsidiaries from time to time concerning or relating to bribery or corruption.

"Applicable Margin": (a) 0.75%, in the case of ABR Loans ~~that bear interest based on ABR~~ and (b) 1.75%, in the case of ~~Loans that bear interest based on the Daily LIBO Rate~~Daily Simple SOFR Loans or Term SOFR Loans; provided, that on and after the first Adjustment Date occurring after the ~~Fourth~~Sixth Amendment Effective Date, the Applicable Margin will be determined pursuant to the Applicable Pricing Grid.

"Applicable Pricing Grid": the table set forth below:

Leverage Ratio	**Applicable Margin for Daily Simple SOFR Loans ~~that bear interest based on the~~ or Term SOFR Loans~~Daily LIBO Rate~~**	**Applicable Margin for ABR Loans ~~that bear interest based on the ABR~~**	**Commitment Fee Rate**
Less than 30%	1.75%	0.75%	0.30%
Greater than or equal to 30% and less than 40%	2.00%	1.00%	0.35%
Greater than or equal to 40% and less than 50%	2.25%	1.25%	0.40%
Greater than or equal to 50%	2.50%	1.50%	0.45%

For the purposes of the Applicable Pricing Grid, changes in the Applicable Margin resulting from changes in the Leverage Ratio shall become effective on the first day of each January, April, July and October, beginning on ~~July~~January 1, ~~2021~~2023 (each, an "Adjustment Date") based on the Leverage Ratio reported in the Compliance Certificate calculations delivered to the Lenders pursuant to Section 6.1(g) during the fiscal quarter immediately prior to such Adjustment Date (for avoidance of doubt, in respect of the fiscal quarter that was two quarters immediately prior to such Adjustment Date) and shall remain in effect until the next change to be effected pursuant to this paragraph. If any Compliance Certificate calculations referred to above are not delivered within the time periods specified in Section 6.1(g), then the highest rate set forth in each column of the Applicable Pricing Grid shall apply for the applicable quarter. In addition, at all times while an Event of Default shall have occurred and be continuing, the highest rate set forth in each column of the Applicable Pricing Grid shall apply and, if applicable, the additional interest provided for in Section 2.11(c) shall be added to such rate. Each determination of the

2

3 Leverage Ratio pursuant to the Applicable Pricing Grid shall be made in a manner consistent with the determination thereof pursuant to Section 7.1(a). “Application”: an application, in such customary form as an Issuing Lender may specify from time to time, requesting such Issuing Lender to open a Letter of Credit. “Approved Fund”: any entity that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of business and that is administered or managed by (a) a Lender, (b) an Affiliate of Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender. “Arrangers”: collectively, the Joint Lead Arrangers and Joint Bookrunners identified on the cover page of this Agreement and the Fourth Amendment Arrangers. “Assignee”: as defined in Section 10.6(b). “Assignment and Assumption”: an Assignment and Assumption, substantially in the form of Exhibit D. “Authorized Financial Officer”: any of the chief financial officer, treasurer, assistant treasurer or controller of the Borrower. “Available Commitment”: as to any Lender at any time, an amount equal to the excess, if any, of (a) such Lender’s Commitment then in effect over (b) such Lender’s Percentage Interest of the Outstanding Amount. “Available Tenor”: as of any date of determination and with respect to the then-current Benchmark, as applicable, (x) if the then current Benchmark is a term rate or is based on a term rate, any tenor for such Benchmark that is or may be used for determining the length of an iInterest pPeriod pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed pursuant to paragraph (f) of Section 2.13, or (y) if the then current Benchmark is not a term rate nor based on a term rate, any payment period for interest calculated with reference to such Benchmark pursuant to this Agreement as of such date. For the avoidance of doubt, the Available Tenor for the Daily LIBO Rate is one month. “Bail-In Action”: the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation”: (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Bankruptcy Event”: with respect to any Person, such Person becomes the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it, or, in the good faith determination of the Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding

4 or appointment, provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority or instrumentality thereof, provided, further, that such ownership interest does not result in or provide such Person with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person. “Basel III”: the third of the so-called Basel Accords issued by the Basel Committee on Banking Supervision. “Benchmark”: initially, USD LIBORAdjusted Term SOFR or Adjusted Daily Simple SOFR, as applicable; provided that if a Benchmark Transition Event, a Term SOFR Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date have occurred with respect to USD LIBORAdjusted Term SOFR or Adjusted Daily Simple SOFR, as applicable, or the then- current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to paragraph (c) of Section 2.13. “Benchmark Replacement”: for any Available Tenor, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date: (1) the sum of: (a) Term SOFR and (b) the related Benchmark Replacement Adjustment; (2) the sum of: (a) Daily Simple SOFR and (b) the related Benchmark Replacement Adjustment; (3) “Benchmark Replacement”: for any Available Tenor, the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for U.S. dollar-denominated syndicated credit facilities at such time and (b) the related Benchmark Replacement Adjustment; provided that, in the case of clause (1), such Unadjusted Benchmark Replacement is displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion; provided, further, that, with respect to a Term SOFR Transition Event, on the applicable Benchmark Replacement Date, the “Benchmark Replacement” shall revert to and shall be determined as set forth in clause (1) of this definition. Ifif the Benchmark Replacement as determined pursuant to clause (1), (2) or (3) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents; provided, further, that any such Benchmark Replacement shall be administratively feasible as determined by the Administrative Agent in its sole discretion. “Benchmark Replacement Adjustment”: with respect to any replacement of the then- current Benchmark with an Unadjusted Benchmark Replacement for any applicable Available Tenor for any setting of such Unadjusted Benchmark Replacement, means: (1) for purposes of clauses (1) and (2) of the definition of “Benchmark Replacement,” the applicable amount(s) set forth below:

5 Available Tenor Benchmark Replacement Adjustment (%)* One-Week 0.03839 (3.839 basis points) One-Month 0.11448 (11.448 basis points) Two-Months 0.18456 (18.456 basis points) Three-Months 0.26161 (26.161 basis points) Six-Months 0.42826 (42.826 basis points) * These values represent the ARRC/ISDA recommended spread adjustment values available here: https://assets.bbhub.io/professional/sites/10/IBOR-Fallbacks-LIBOR- Cessation_Announcement_20210305.pdf (2) for purposes of clause (3) of the definition of “Benchmark Replacement,” Adjustment”: with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated syndicated credit facilities; provided that, if the then-current Benchmark is a term rate, more than one tenor of such Benchmark is available as of the applicable Benchmark Replacement Date and the applicable Unadjusted Benchmark Replacement will not be a term rate, the Available Tenor of such Benchmark for purposes of this definition of “Benchmark Replacement Adjustment” shall be deemed to be the Available Tenor that has approximately the same length (disregarding business day adjustments) as the payment period for interest calculated with reference to such Unadjusted Benchmark Replacement. provided that, (x) in the case of clause (1) above, such adjustment is displayed on a screen or other information service that publishes such Benchmark Replacement Adjustment from time to time as selected by the Administrative Agent in its reasonable discretion and (y) if the then-current Benchmark is a term rate, more than one tenor of such Benchmark is available as of the applicable Benchmark Replacement Date and the applicable Unadjusted Benchmark Replacement will not be a term rate, the Available Tenor of such Benchmark for purposes of this definition of “Benchmark Replacement Adjustment” shall be deemed to be the Available Tenor that has approximately the same length (disregarding business day adjustments) as the payment period for interest calculated with reference to such Unadjusted Benchmark Replacement. “Benchmark Replacement Conforming Changes”: with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “ABR,” the definition of “Business Day,” the timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the

6 Administrative Agent determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). “Benchmark Replacement Date”: the earliest to occur of the following events with respect to the then-current Benchmark: (1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein (which the parties acknowledge occurred on March 5, 2021 with respect to USD LIBOR as a result of the Cessation Announcements) and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or (2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the date determined by the Administrative Agent, which date shall promptly follow the date of the public statement or publication of information referenced therein;. (3) in the case of a Term SOFR Transition Event, the date that is set forth in the Term SOFR Notice provided to the Lenders and the Borrower pursuant to Section 2.13, which date shall be at least 30 days from the date of the Term SOFR Notice; or (4) in the case of an Early Opt-in Election, the sixth (6th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, so long as the Administrative Agent has not received, by 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, written notice of objection to such Early Opt-in Election from Lenders comprising the Required Lenders. For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event”: a date and time determined by the Administrative Agent, which date shall be at the end of an Interest Period and no later than the occurrence of one or more of the following events with respect to the then-current Benchmark: (1) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); (2) a public statement or publication of information by a Relevant Governmental Body having jurisdiction over the Administrative Agent, the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such

7 Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or (3) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) or a Relevant Governmental Body having jurisdiction over the Administrative Agent announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer representative. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). The parties hereto acknowledge that a Benchmark Transition Event as defined in clauses (1) and (2) above occurred on March 5, 2021 with respect to USD LIBOR as a result of the Cessation Announcements, but no related Benchmark Replacement Date occurred as of such date. “Benchmark Unavailability Period”: the period (if any) (x) beginning at the time that a Benchmark Replacement Date pursuant to clauses (1) or (2) of that definition has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.13 and (y) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.13. “Beneficial Ownership Certification”: a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation”: 31 C.F.R. § 1010.230. “Benefit Plan”: any of (a) an “employee benefit plan” (as defined in Section 3(3) of ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of Section 3(42) of ERISA or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan.” “Benefitted Lender”: as defined in Section 10.7(a). “Board”: the Board of Governors of the Federal Reserve System of the United States (or any successor). “Borrower”: as defined in the preamble hereto. “Borrowing Base”: as of any date, an amount calculated as follows (with each of the following included only to the extent such assets are assets of Loan Parties and are not encumbered by Liens (other than, to the extent any of the following constitute Qualified Real Property Inventory, those Permitted Liens specified in the definition of “Qualified Real Property Inventory”): (a) 100% of Unrestricted Cash to the extent it exceeds the Required Liquidity; plus

8 (b) 100% of the amount of Escrow Proceeds Receivable; plus (c) 90% of the book value of Units Under Contract; plus (d) subject to the limitations set forth below, 80% of the book value of Speculative Units; plus (e) subject to the limitations set forth below, 80% of the book value of Model Units; plus (f) 65% of the book value of Finished Lots; plus (g) subject to the limitations set forth below, 65% of the book value of Lots Under Development; plus (h) subject to the limitation set forth below, 50% of the book value of Entitled Land that is not included in the Borrowing Base clauses (a) through (g). Notwithstanding the foregoing: (i) the advance rate for Speculative Units shall decrease to 0% for any Unit that has been a Speculative Unit for more than 360 days; (ii) the advance rate for Model Units shall decrease to 0% for any Unit that has been a Model Unit for more than 180 days following the sale of the last production Unit in the applicable project relating to such Model Unit; (iii) the Borrowing Base shall not include any amount under clause (h) under the Borrowing Base to the extent that such amount exceeds 25% of the total Borrowing Base; and (iv) the Borrowing Base shall be reduced by the amount, if any, by which the total under clauses (f), (g) and (h) under the Borrowing Base exceeds 50% of the total Borrowing Base. “Borrowing Base Availability”: as of any date, the lesser of (a) the Commitments minus the Outstanding Amount and (b) the excess, if positive, of the Borrowing Base calculated in the most recently delivered Borrowing Base Certificate minus the Borrowing Base Debt on such date. “Borrowing Base Certificate”: a certificate duly executed by an Authorized Financial Officer substantially in the form of Exhibit C. “Borrowing Base Debt”: as of any date, (a) Consolidated Debt minus (b) Subordinated Debt (other than that portion of Subordinated Debt due within one year as a regularly scheduled principal payment) minus (c) amounts due under mortgage notes secured by any office property used for the operation of the business of the Loan Parties and their respective Subsidiaries. “Borrowing Date”: any Business Day specified by the Borrower as a date on which the Borrower requests the relevant Lenders to make Loans hereunder. “Business Day”: a day other than a Saturday, Sunday or other daya legal holiday on which commercial banks in New York City are authorized or required by law to be closed, or are in fact closed, for business in Pittsburgh, Pennsylvania (or, if otherwise, the Funding Office at such time), provided that

9 with respect to notices and determinations, when used in connection with, and payments of principal and interest on, Loans (other than any Loans that bear interest based on ABR pursuant to the terms of this Agreement), such day is also a day for trading by and between banks in Dollar deposits in the interbank eurodollar market. an amount that bears interest at a rate based on SOFR or any direct or indirect calculation or determination of SOFR, the term “Business Day” means any such day that is also a U.S. Government Securities Business Day. “Capital Stock”: any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of any Person, including any preferred stock, but excluding any debt securities convertible into such equity. “Capitalized Lease”: of a Person means any lease of property by such Person as lessee which would be capitalized on a balance sheet of such Person prepared in accordance with GAAP. “Capitalized Lease Obligations”: any obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP. “Cash Collateralize”: to pledge and deposit with or deliver to the Administrative Agent, for the benefit of one or more of the Issuing Lenders or Lenders, as collateral for L/C Obligations or obligations of Lenders to fund participations in respect of L/C Obligations, cash or deposit account balances or, if the Administrative Agent and each applicable Issuing Lender shall agree in their sole discretion, other credit support, in each case pursuant to documentation in form and substance satisfactory to the Administrative Agent and each applicable Issuing Lender. “Cash Collateralized” shall have a meaning correlative to the foregoing. “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support. “Cash Equivalents”: (a) securities, certificates and notes with maturities of 364 days or less from the date of acquisition that are within one of the following classifications: (i) securities issued or fully guaranteed or insured by the United States Government or any agency thereof, (ii) mortgage backed securities issued or fully guaranteed or insured by the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, or a similar government sponsored enterprise or mortgage agency, (iii) securities issued by States, territories and possessions of the United States and their political subdivisions (municipalities), with ratings of at least “A” or the equivalent thereof by Standard & Poor’s Financial Services LLC or Moody’s Investors Services, Inc., (iv) time deposits, certificates of deposit, bankers’ acceptances, or similar short-term notes issued by a commercial bank domiciled and registered in the United States with capital and surplus in excess of $200 million, and which has (or the holding company of which has) a commercial paper rating of at least A-l or the equivalent thereof by Standard & Poor’s Financial Services LLC or P-l or the equivalent thereof by Moody’s Investors Services, Inc., or (v) commercial paper of a domestic issuer rated at least A-l or the equivalent thereof by Standard & Poor’s Financial Services LLC or P-l or the equivalent thereof by Moody’s Investors Services, Inc.; and (b) money market mutual funds which invest in securities listed in (a)(i) through (v) above with a weighted average maturity of less than one year. “CDD”: a Community Development District and/or Community Development Authority or similar governmental or quasi-governmental entity created under state or local statutes to encourage planned community development and to allow for the construction and maintenance of long-term infrastructure through alternative financing sources, including the tax-exempt and/or the taxable bond markets. “Change in Status”: the occurrence of any of the following events with respect to a Subsidiary that, immediately prior to such event, is a Guarantor: (a) all of the assets of such Subsidiary are sold or otherwise disposed of in a transaction in compliance with the terms of this Agreement; (b) all of the

10 Capital Stock of such Subsidiary held by the Borrower or any Restricted Subsidiary is sold or otherwise disposed of to any Person other than a Borrower or a Restricted Subsidiary in a transaction in compliance with the terms of this Agreement; or (c) such Subsidiary is designated an Unrestricted Subsidiary (or otherwise ceases to be a Restricted Subsidiary, including by way of liquidation or merger) in compliance with the terms of this Agreement. “Change of Control”: (a) any Person or group (as that term is understood under Section 13(d) of the Exchange Act and the rules and regulations thereunder) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of a percentage (based on voting power, in the event different classes of stock shall have different voting powers) of the voting stock of the Borrower equal to at least fifty percent (50%); or (b) as of any date a majority of the board of directors of the Borrower consists of individuals who were not either (i) directors of the Borrower as of the corresponding date of the previous year, (ii) selected or nominated to become directors by the board of directors of the Borrower of which a majority consisted of individuals described in clause (b)(i) above or (iii) selected or nominated to become directors by the board of directors of the Borrower of which a majority consisted of individuals described in clause (b)(i) above and individuals described in clause (b)(ii) above. “Closing Date”: the date on which the conditions precedent set forth in Section 5.1 shall have been satisfied, which date is July 18, 2013. “Co-Documentation Agent”: the Co-Documentation Agents identified on the cover page of this Agreement. “Code”: the Internal Revenue Code of 1986, as amended from time to time. “Commitment”: as to any Lender, the obligation of such Lender to make Revolving Loans and participate in Swingline Loans and Letters of Credit in an aggregate principal and/or face amount not to exceed the amount set forth under the heading “Commitment” opposite such Lender’s name on Schedule 1.1A or in the Assignment and Assumption pursuant to which such Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof. The amount of the Total Commitments on the FourthSixth Amendment Effective Date is $550,000,000650,000,000. “Commitment Period”: the period from and including the Closing Date to the Termination Date. “Commitment Fee Rate”: 0.30% per annum; provided, that on and after the first Adjustment Date occurring after the FourthSixth Amendment Effective Date, the Commitment Fee Rate will be determined pursuant to the Applicable Pricing Grid. “Competitor”: any Person that is itself, or is owned or Controlled by, a Person that is (i) listed on the most recent Builder 100 list published by Builder magazine, ranked by revenues or closings (or if such list is no longer published, identified in such other published list or through such other means as is mutually agreed by the Administrative Agent and the Borrower) or any Affiliate of such Person or (ii) engaged primarily in the business of investing in distressed real estate and is not a banking institution, life insurance company, fund or other similar financial institution that ordinarily is engaged in the business of making real estate loans in the ordinary course of business. “Compliance Certificate”: a certificate duly executed by an Authorized Financial Officer substantially in the form of Exhibit B. “Conforming Changes”: with respect to either the use or administration of Adjusted Daily Simple SOFR or Adjusted Term SOFR or the use, administration, adoption or implementation of any

11 Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “ABR,” the definition of “Business Day,” the definition of “Interest Period,” the definition of “U.S. Government Securities Business Day,” the timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of Adjusted Daily Simple SOFR, Adjusted Term SOFR or such Benchmark Replacement and to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of Adjusted Daily Simple SOFR, Adjusted Term SOFR or such Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). “Consolidated Debt”: at any date, without duplication: (a) all funded debt of the Loan Parties and their respective Subsidiaries (other than Unrestricted Subsidiaries) determined on a consolidated basis in accordance with GAAP; plus (b) funded debt of each Joint Venture with recourse to or guaranteed (including in the form of re-margin guarantees) by the Borrower or any other Loan Party; plus (c) the sum of (i) all reimbursement obligations with respect to drawn Performance Letters of Credit (excluding any portion of the actual or potential reimbursement obligations that are secured by cash collateral) and (ii) all reimbursement obligations with respect to drawn Financial Letters of Credit (excluding any portion of the actual or potential reimbursement obligations that are secured by cash collateral) and, without duplication, the maximum amount available to be drawn under all Financial Letters of Credit (excluding any portion of the actual or potential reimbursement obligations that are secured by cash collateral), in each case issued for the account of, or guaranteed by, any Loan Party or any of its Subsidiaries (other than Unrestricted Subsidiaries); plus (d) funded debt of Unrestricted Subsidiaries or third parties with recourse to or guaranteed (including in the form of re-margin guarantees) by any Loan Party or any of its Subsidiaries (other than Unrestricted Subsidiaries); plus (e) (e) the net aggregate Swap Termination Value of all agreements relating to Hedging Obligations of the Loan Parties and their respective Subsidiaries (other than Unrestricted Subsidiaries); plus (f) Contingent Obligations of the Loan Parties and their respective Subsidiaries (other than Unrestricted Subsidiaries) to the extent of amounts then due and payable. Notwithstanding the foregoing, “Consolidated Debt” shall exclude (i) Indebtedness of a Loan Party to another Loan Party, (ii) except as otherwise provided in the foregoing clauses (c) and (d), Indebtedness of Unrestricted Subsidiaries that otherwise is consolidated under GAAP, (iii) (x) Capitalized Lease Obligations pertaining to Model Units and (y) at any time, up to $15,000,000 of Capitalized Lease Obligations not described in sub-clause (x) of this clause (iii), (iv) liabilities relating to real estate not owned as determined under GAAP and (v) at any time, up to $75,000,000 in aggregate principal amount of Non- Recourse Indebtedness of the Loan Parties and their respective Subsidiaries (other than Unrestricted Subsidiaries).

12 For the avoidance of doubt, notwithstanding any other provision contained in this Agreement and solely of the purposes of this definition of “Consolidated Debt” and any financial calculations required by this Agreement that uses such definition, “Consolidated Debt” shall be computed to exclude all operating leases and financing or capital leases under GAAP as in effect on January 1, 2015 (including, without limitation, Accounting Standards Codification 840). “Consolidated EBITDA”: for any period, (a) the Consolidated Net Income of the Loan Parties and their respective Subsidiaries (other than Unrestricted Subsidiaries) plus (b) to the extent deducted from revenues in determining Consolidated Net Income of the Loan Parties and their respective Subsidiaries: (i) Consolidated Interest Expense, (ii) expense for income taxes paid or accrued, (iii) depreciation, (iv) amortization, (v) non-cash (including impairment) charges, (vi) extraordinary losses and (vii) loss (gain) on early extinguishment of indebtedness, minus (c) to the extent added to revenues in determining Consolidated Net Income, non-cash gains and extraordinary gains (including for the avoidance of doubt, gains relating to the release of any tax valuation asset reserves); provided, however, that Consolidated EBITDA shall include net income of any Unrestricted Subsidiary or Joint Venture only to the extent distributed to Loan Parties. “Consolidated Interest Expense”: for any period, the consolidated interest expense and capitalized interest and other interest charges amortized to cost of sales of Loan Parties and their respective Subsidiaries (other than Unrestricted Subsidiaries) for such period, determined on a consolidated basis in accordance with GAAP. “Consolidated Interest Incurred”: for any period, the aggregate amount (without duplication and determined in each case in accordance with GAAP) of interest (excluding interest of a Loan Party to another Loan Party) incurred, whether such interest was expensed or capitalized, paid, accrued, or scheduled to be paid or accrued during such period by the Loan Parties and their respective Subsidiaries (other than Unrestricted Subsidiaries) during such period, including (a) the interest portion of all deferred payment obligations, and (b) all commissions, discounts, and other fees and charges (excluding premiums) owed with respect to bankers’ acceptances and letter of credit financings (including, without limitation, letter of credit fees) and Hedging Obligations, in each case to the extent attributable to such period; provided, however, that the Consolidated Interest Incurred of any Subsidiary shall only be included in the amount of the Loan Parties’ pro-rata share of interest. For purposes of this definition, interest on Capital Leases shall be deemed to accrue at an interest rate reasonably determined by the Borrower to be the rate of interest implicit in such Capital Leases in accordance with GAAP. “Consolidated Net Income”: for any period, the net income (or loss) attributable to the Loan Parties and their respective Subsidiaries (other than Unrestricted Subsidiaries) for such period, determined on a consolidated basis in accordance with GAAP. For the avoidance of doubt, the calculation of Consolidated Net Income will exclude the net income (or loss) of Joint Ventures and Unrestricted Subsidiaries that otherwise would be consolidated under GAAP. “Consolidated Tangible Net Worth”: at any date, the consolidated stockholders equity, less Intangible Assets, of the Loan Parties and their respective Subsidiaries (other than Unrestricted Subsidiaries) determined in accordance with GAAP on a consolidated basis, all determined as of such date. For the avoidance of doubt, the calculation of Consolidated Tangible Net Worth will exclude (i) the stockholders’ equity (less Intangible Assets) of Joint Ventures and Unrestricted Subsidiaries that otherwise would be consolidated under GAAP and (ii) any intercompany liabilities of Joint Ventures and Unrestricted Subsidiaries. “Construction Bonds”: bonds issued by surety bond companies for the benefit of, and as required by, municipalities or other political subdivisions to secure the performance by Borrower or any Subsidiary of its obligations relating to lot improvements and subdivision development and completion.

13 “Contingent Obligation”: of any Person, any agreement, undertaking or arrangement by which such Person assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes or is contingently liable upon, the monetary obligation or monetary liability of any other Person, or agrees to maintain the net worth or working capital or other financial condition of any other Person, or otherwise assures any creditor of such other Person against loss, including, without limitation, any comfort letter, operating agreement, take-or-pay contract, “put” agreement or other similar arrangement; provided that Contingent Obligations shall not include (i) obligations in respect of Financial Letters of Credit, (ii) re-margin guarantees and (iii) guarantees of payment of funded debt. “Continue”, “Continuation” and “Continued” each refers to the continuation of a Term SOFR Loan from one Interest Period to another Interest Period pursuant to Section 2.9. “Contractual Obligation”: any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound. “Control”: the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. “Convert”, “Conversion” and “Converted” each refers to the conversion of a Loan of one Type into a Loan of another Type pursuant to Section 2.10. “Corresponding Tenor”: with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor. “Credit Party”: the Administrative Agent, the Issuing Lenders, the Swingline Lender or any other Lender and, for the purposes of Section 10.13 only, any other Agent and the Arrangers. “Daily LIBO Rate”: for any day, the greater of (a) 0.25% and (b) a rate per annum determined for such day in accordance with the following formula: Eurodollar Base Rate 1.00 - Eurocurrency Reserve Requirements “Daily Simple SOFR”: for any day, (a “SOFR, with the conventions for this rate (which will include a lookback) being established Rate Day”), the interest rate per annum determined by the Administrative Agent equal to SOFR for the day (the “SOFR Determination Date”) that is two (2) Business Days prior to (i) such SOFR Rate Day if such SOFR Rate Day is a Business Day or (ii) the Business Day immediately preceding such SOFR Rate Day if such SOFR Rate Day is not a Business Day. If SOFR for any SOFR Determination Date has not been published or replaced with a Benchmark Replacement by 5:00 p.m. (Pittsburgh, Pennsylvania time) on the second Business Day immediately following such SOFR Determination Date, then SOFR for such SOFR Determination Date will be SOFR for the first Business Day preceding such SOFR Determination Date for which SOFR was published in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “definition of “SOFR”; provided that SOFR determined pursuant to this sentence shall be used for purposes of calculating Daily Simple SOFR” for business loans; provided, that if the Administrative Agent decides that any such convention is not administratively feasible for the Administrative Agent, then the Administrative Agent may establish another convention in its reasonable discretion. for no more than three (3) consecutive SOFR Rate Days. If and when Daily Simple SOFR as determined above changes, any

14 applicable rate of interest based on Daily Simple SOFR will change automatically without notice to the Borrower, effective on the date of any such change. “Daily Simple SOFR Loan”: any Revolving Loan or any portion thereof (other than an ABR Loan) bearing interest at a rate based on Adjusted Daily Simple SOFR. “Default”: any event or circumstance that, with the giving of notice or passage of time, or both, would become an Event of Default. “Defaulting Lender”: any Lender that (a) has failed, within two Business Days of the date required to be funded or paid, to (i) fund any portion of its Loans, (ii) fund any portion of its participations in Letters of Credit or Swingline Loans or (iii) pay over to any Credit Party any other amount required to be paid by it hereunder, unless, in the case of clause (i) above, such Lender notifies the Administrative Agent in writing that such failure is the result of such Lender’s good faith determination that a condition precedent to funding (specifically identified and including the particular default, if any) has not been satisfied, (b) has notified the Borrower or any Credit Party in writing, or has made a public statement to the effect, that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Lender’s good faith determination that a condition precedent (specifically identified and including the particular default, if any) to funding a loan under this Agreement cannot be satisfied) or generally under other agreements in which it commits to extend credit, (c) has failed, within three Business Days after request by a Credit Party, acting in good faith, to provide a certification in writing from an authorized officer of such Lender that it will comply with its obligations (and is financially able to meet such obligations) to fund prospective Loans and participations in then outstanding Letters of Credit and Swingline Loans under this Agreement, provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon such Credit Party’s receipt of such certification in form and substance satisfactory to it and the Administrative Agent, (d) has become the subject of a Bankruptcy Event or (e) has, or has a direct or indirect parent company that has, become the subject of a Bail-In Action. “Dollars” and “$”: dollars in lawful currency of the United States. “Early Opt-in Election”: if the then-current Benchmark is USD LIBOR, the occurrence of: (1) a notification by the Administrative Agent to (or the request by the Borrower to the Administrative Agent to notify) each of the other parties hereto that at least five currently outstanding U.S. dollar-denominated syndicated credit facilities at such time contain (as a result of amendment or as originally executed) a SOFR-based rate (including SOFR, a term SOFR or any other rate based upon SOFR) as a benchmark rate (and such syndicated credit facilities are identified in such notice and are publicly available for review), and (2) the joint election by the Administrative Agent and the Borrower to trigger a fallback from USD LIBOR and the provision by the Administrative Agent of written notice of such election to the Lenders. “EEA Financial Institution”: (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a Subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

15 “EEA Member Country”: any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority”: any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Eligible Assignee”: any of (i) a Lender or a Lender Affiliate, (ii) a commercial bank organized under the laws of the United States, or any State thereof, and having (x) total assets in excess of $1,000,000,000 and (y) a combined capital and surplus of at least $250,000,000; (iii) a commercial bank organized under the laws of any other country which is a member of OECD, or a political subdivision of any such country, and having (x) total assets in excess of $1,000,000,000 and (y) a combined capital and surplus of at least $250,000,000, provided that such bank is acting through a branch or agency located in the country in which it is organized or another country which is also a member of OECD; (iv) a life insurance company organized under the laws of any State of the United States, or organized under the laws of any country and licensed as a life insurer by any State within the United States and having admitted assets of at least $1,000,000,000; (v) a nationally or internationally recognized investment banking company or other financial institution in the business of making, investing in or purchasing loans, or an Affiliate thereof organized under the laws of any State of the United States or any other country which is a member of OECD, and licensed or qualified to conduct such business under the laws of any such State and having (1) total assets of at least $1,000,000,000 and (2) a net worth of at least $250,000,000; or (vi) an Approved Fund. Notwithstanding the foregoing, the following shall not be “Eligible Assignees”: (a) any Defaulting Lender, (b) the Borrower or any of its Affiliates and (c) Competitors identified to the Administrative Agent and the Lenders from time to time. “Entitled Land”: Qualified Real Property Inventory comprised of land where all requisite zoning requirements and land use requirements have been satisfied, and all requisite approvals have been obtained from all applicable Governmental Authorities (other than approvals which are simply ministerial and non-discretionary in nature or otherwise not material) in order to develop the land as a residential housing project. “Environmental Laws”: any and all foreign, Federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements of any Governmental Authority or other Requirement of Law (including common law) regulating, relating to or imposing liability or standards of conduct concerning protection of human health or safety, or the environment, as now or may at any time hereafter be in effect. “ERISA”: the Employee Retirement Income Security Act of 1974, as amended from time to time. “ERISA Affiliate”: (a) any entity, whether or not incorporated, that is under common control with a Loan Party within the meaning of Section 4001 of ERISA; (b) any corporation which is a member of a controlled group of corporations within the meaning of Section 414(b) of the Code of which a Loan Party is a member; (c) any trade or business (whether or not incorporated) which is a member of a group of trades or businesses under common control within the meaning of Section 414(c) of the Code of which a Loan Party is a member; and (d) with respect to any Loan Party, any member of an affiliated service group within the meaning of Section 414(m) or (o) of the Code of which that Loan Party, any corporation described in clause (b) above or any trade or business described in clause (c) above is a member. Any former ERISA Affiliate of any Loan Party shall continue to be considered an ERISA Affiliate of the Loan Party within the meaning of this definition with respect to the period such entity was an ERISA Affiliate of the Loan Party and with respect to liabilities arising after such period for which the Loan Party could be liable under the Code or ERISA.

16 “ERISA Event”: (a) the failure of any Plan to comply with any material provisions of ERISA and/or the Code (and applicable regulations under either) or with the material terms of such Plan; (b) the existence with respect to any Plan of a non-exempt Prohibited Transaction; (c) any Reportable Event; (d) the failure of any Loan Party or ERISA Affiliate to make by its due date a required installment under Section 430(j) of the Code with respect to any Pension Plan or any failure by any Pension Plan to satisfy the minimum funding standards (within the meaning of Sections 412 or 430 of the Code or Section 302 of ERISA) applicable to such Pension Plan, whether or not waived in accordance with Section 412(c) of the Code or Section 302(c) of ERISA; (e) a determination that any Pension Plan is, or is expected to be, in “at risk” status (within the meaning of Section 430 of the Code or Section 303 of ERISA); (f) the filing pursuant to Section 412 of the Code or Section 302 of ERISA of an application for a waiver of the minimum funding standard with respect to any Pension Plan; (g) the occurrence of any event or condition that might constitute grounds under ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or the incurrence by any Loan Party or any ERISA Affiliate of any liability under Title IV of ERISA with respect to the termination of any Pension Plan, including but not limited to the imposition of any Lien in favor of the PBGC or any Pension Plan; (h) the receipt by any Loan Party or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Pension Plan or to appoint a trustee to administer any Pension Plan; (i) the failure by any Loan Party or any ERISA Affiliate to make any required contribution to a Multiemployer Plan pursuant to Sections 431 or 432 of the Code; (j) the incurrence by any Loan Party or any ERISA Affiliate of any liability with respect to the withdrawal or partial withdrawal (within the meaning of Sections 4203 and 4205 of ERISA) from any Multiemployer Plan; (k) the receipt by any Loan Party or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from a Loan Party or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, “insolvent” (within the meaning of Section 4245 of ERISA), in “endangered,” “critical” or “critical and declining” status (within the meaning of Sections 431 or 432 of the Code or Sections 304 or 305 of ERISA), or terminated (within the meaning of Section 4041A of ERISA) or that it intends to terminate or has terminated under Section 4041A or 4042 of ERISA; (l) the failure by any Loan Party or any ERISA Affiliate to pay when due (after expiration of any applicable grace period) any installment payment with respect to Withdrawal Liability under Section 4219(c) of ERISA; (m) the withdrawal by any Loan Party or any ERISA Affiliate from any Pension Plan with two or more contributing sponsors or the termination of any such Pension Plan resulting in liability to any Loan Party or any ERISA Affiliate pursuant to Section 4063 or 4064 of ERISA; (n) the imposition of liability on any Loan Party or any ERISA Affiliate pursuant to Section 4062(e) or 4069 of ERISA or by reason of the application of Section 4212(c) of ERISA; (o) the occurrence of an act or omission that could give rise to the imposition on any Loan Party or any ERISA Affiliate of fines, penalties, taxes, payments or related charges under Chapter 43 of Title 26 of the Code or under Section 409, Section 502(c), (i) or (l), or Section 4071 of ERISA; (p) the assertion of a material claim (other than routine claims for benefits) against any Plan or the assets thereof, or against any Loan Party or any ERISA Affiliate in connection with any Plan; (q) receipt from the IRS of notice of the failure of any Pension Plan (or any other Plan intended to be qualified under Section 401(a) of the Code) to qualify under Section 401(a) of the Code, or the failure of any trust forming part of any Pension Plan (or any other Plan) to qualify for exemption from taxation under Section 501(a) of the Code; or (r) the imposition of a Lien pursuant to Section 430(k) of the Code or pursuant to ERISA with respect to any Pension Plan. “Erroneous Payment”: as defined in Section 9.11(a). “Erroneous Payment Notice”: as defined in Section 9.11(a). “Escrow Proceeds Receivable”: funds unconditionally due to the Borrower or any Guarantor held in escrow following the sale and conveyance of title of a Unit to a buyer.

17 “EU Bail-In Legislation Schedule”: the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time. “Eurocurrency Reserve Requirements”: for any day, the aggregate (without duplication) of the maximum rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including basic, supplemental, marginal and emergency reserves) under any regulations of the Board or other Governmental Authority having jurisdiction with respect thereto dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of the Board) maintained by a member bank of the Federal Reserve System. “Eurodollar Base Rate”: for any day, a rate per annum equal to the rate of interest published on such day (or if such day is not a Business Day, the immediately preceding Business Day) in The Wall Street Journal “Money Rate” listing under the caption “London Interbank Offered Rates” for a one month period (or, if no such rate is published therein for any reason, then the Eurodollar Base Rate will be the eurodollar rate for a one month period as published in another publication selected by the Administrative Agent). “Event of Default”: any of the events specified in Section 8. “Exchange Act”: the Securities Exchange Act of 1934, as amended. “Existing Credit Agreement”: Credit Agreement, dated as of June 9, 2010, among the Borrower, the lenders party thereto from time to time, PNC Bank, National Association, as administrative agent, and the other agents party thereto (as amended, supplemented or otherwise modified from time to time prior to the Closing Date). “Existing Letters of Credit”: the letters of credit issued and outstanding immediately prior to the Closing Date and set forth on Schedule 1.1D. “Existing Notes”: (i) the 5.625% Senior Notes due 2025 issued under and pursuant to an Indenture, dates as of August 3, 2017, among the Borrower, the guarantors named therein and U.S. Bank National Association, as trustee and (ii) the 4.95% Senior Notes due 2028 issued under and pursuant to an Indenture, dated as of January 22, 2020, among the Borrower, the guarantors named therein and U.S. Bank National Association, as trustee. “Existing Termination Date”: as defined in Section 2.22(a). “Extending Lender”: as defined in Section 2.22(b). “FATCA”: Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code. “Federal Funds Effective Rate”: for any day, an interest rate per annum equal to the rate calculated by the New York Fed based on such day’s (or, if such day is not a Business Day, the most recently occurring Business Day’s) federal funds transactions by depository institutions (as determined in such manner as the New York Fed shall set forth on its public website from time to time) and published on the next succeeding Business Day by the New York Fed as the federal funds effective rate.; provided that (a) if such day is not a Business Day, the Federal Funds Effective Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Effective Rate

18 for such day shall be the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal Funds brokers of recognized standing selected by the Administrative Agent and (c) if the Federal Funds Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement. “Financial Letter of Credit”: a letter of credit that is not a Performance Letter of Credit. “Financial Letter of Credit Sublimit”: at any time, a dollar amount equal to the lesser of (a) 25% of the aggregate Commitments outstanding at such time and (b) the L/C Commitment. “Financial Services Subsidiary”: a Subsidiary engaged exclusively in mortgage banking (including mortgage origination, loan servicing, mortgage broker and title and escrow businesses), master servicing and related activities, including, without limitation, a Subsidiary which facilitates the financing of mortgage loans and mortgage-backed securities and the securitization of mortgage-backed bonds and other activities ancillary thereto. Any Financial Services Subsidiary may execute and deliver to the Administrative Agent a supplement to the Guarantee Agreement and become a Guarantor. “Finished Lots”: Entitled Land with respect to which (a) development has been completed to such an extent that permits to allow use and construction, including building, sanitary sewer and water, are entitled to be obtained for a Unit on such Entitled Land and (b) start of construction has not occurred. “First Amendment”: that certain First Amendment, dated as of the First Amendment Effective Date, by and among the Borrower, the Administrative Agent and the other parties thereto. “First Amendment Effective Date”: October 20, 2014. “Floor”: the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to USD LIBORAdjusted Daily Simple SOFR and Adjusted Term SOFR or, if no floor is specified, 0.25%. “Foreign Benefit Arrangement”: any employee benefit arrangement mandated by non-US law that is maintained or contributed to by any Loan Party or any ERISA Affiliate or any other entity related to a Loan Party on a controlled group basis. “Foreign Plan”: each “employee benefit plan” (within the meaning of Section 3(3) of ERISA, whether or not subject to ERISA) that is not subject to US law and is maintained or contributed to by any Loan Party or ERISA Affiliate or any other entity related to a Loan Party on a controlled group basis. “Foreign Plan Event”: with respect to any Foreign Benefit Arrangement or Foreign Plan, (a) the failure to make or, if applicable, accrue in accordance with normal accounting practices, any employer or employee contributions required by applicable law or by the terms of such Foreign Benefit Arrangement or Foreign Plan; (b) the failure to register or loss of good standing with applicable regulatory authorities of any such Foreign Benefit Arrangement or Foreign Plan required to be registered; or (c) the failure of any Foreign Benefit Arrangement or Foreign Plan to comply with any material provisions of applicable law and regulations or with the material terms of such Foreign Benefit Arrangement or Foreign Plan. “Fourth Amendment”: that certain Fourth Amendment, dated as of the Fourth Amendment Effective Date, by and among the Borrower, the Administrative Agent and the other parties thereto.

19 “Fourth Amendment Arrangers”: collectively, PNC Capital Markets LLC, Wells Fargo Securities, LLC, JPMorgan Chase Bank, N.A., Citibank, N.A., Fifth Third Bank, National Association and U.S. Bank National Association. “Fourth Amendment Effective Date”: June 10, 2021. “Fronting Exposure”: at any time there is a Defaulting Lender, (a) with respect to any Issuing Lender, such Defaulting Lender’s Percentage Interest of the outstanding L/C Obligations with respect to Letters of Credit issued by such Issuing Lender other than L/C Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof, and (b) with respect to any Swingline Lender, such Defaulting Lender’s Percentage Interest of outstanding Swingline Loans made by such Swingline Lender other than Swingline Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders. “Funding Office”: the office of the Administrative Agent at 500 First Avenue, Pittsburgh, Pennsylvania specified in Section 10.2 or such other office as may be specified from time to time by the Administrative Agent as its funding office by written notice to the Borrower and the Lenders. “GAAP”: generally accepted accounting principles in the United States as in effect from time to time; provided that if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith “Governmental Authority”: any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory, or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing. “Guarantee Agreement”: the Guarantee Agreement to be executed and delivered by each Guarantor, substantially in the form of Exhibit A. “Guarantors”: each direct or indirect Subsidiary of the Borrower except Unrestricted Subsidiaries. The initial Guarantors are indicated on Schedule 1.1C to this Agreement. “Hazardous Substances”: all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, infectious or medical wastes and all other substances or wastes of any nature that are regulated pursuant to, or would give rise to liability under, any Environmental Law. “Hedging Obligations”: of a Person, any and all obligations of such Person, whether absolute or contingent and howsoever and whensoever created, arising evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), (a) under any and all agreements, devices or arrangements designed to protect at least one of the parties thereto from the fluctuations of interest rates, commodity prices, exchange rates or forward rates applicable to such party’s assets, liabilities, or exchange transaction, including, but not limited to, dollar-denominated or cross-

20 currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap or collar protection agreements, forward rate currency or interest rate options, puts and warrants, and (b) any and all cancellations, buy backs, reversals, terminations or assignments of any of the foregoing. “Housing Unit Closing”: a closing of a sale of a Unit by the Borrower, a Guarantor or, without duplication, an Acquired Company to a bona fide purchaser for value that is not a Subsidiary or Affiliate of the Borrower. “Increased Facility Closing Date”: as defined in Section 2.21. “Indebtedness”: of any Person at any date, without duplication, (a) all liabilities and obligations, contingent or otherwise, of such Person, (i) in respect of borrowed money, (ii) evidenced by bonds, notes, debentures or similar instruments, (iii) representing the balance deferred and unpaid of the purchase price of any property or services, except those incurred in the ordinary course of its business that would constitute ordinarily a trade payable to trade creditors (but specifically excluding from such exception the deferred purchase price of Real Property Inventory), (iv) evidenced by bankers’ acceptances, (v) consisting of obligations, whether or not assumed, secured by Liens or payable out of the proceeds or production from property now or hereafter owned or acquired by such Person, except Liens described in clauses (b)-(f) of the definition of “Permitted Liens”, so long as the obligations secured thereby are not more than sixty (60) days delinquent, (vi) consisting of Capitalized Lease Obligations (including any Capitalized Leases entered into as a part of a sale/leaseback transaction), (vii) consisting of liabilities and obligations under any receivable sales transactions, (viii) consisting of a Financial Letter of Credit (but excluding Performance Letters of Credit or performance or surety bonds) or a reimbursement obligation of such Person with respect to any Financial Letter of Credit (but excluding Performance Letters of Credit or performance or surety bonds), (ix) consisting of the net obligations of such Person with respect to any Hedging Obligations, (x) consisting of Off-Balance Sheet Liabilities or (xi) consisting of Contingent Obligations; and (b) obligations of such Person to purchase Securities or other property arising out of or in connection with the sale of the same or substantially similar securities or property. “Indemnified Liabilities”: as defined in Section 10.5. “Indemnitee”: as defined in Section 10.5. “Information”: as defined in Section 10.15. “Intangible Assets”: assets that are considered to be intangible assets under GAAP, including, to the extent considered to be intangible assets under GAAP, customer lists, goodwill, copyrights, trade names, trademarks, patents, franchises and licenses. “Interest Coverage Ratio”: as of any date, for a rolling period of the most recent four fiscal quarters for which financial statements are available, the ratio of (a) Consolidated EBITDA to (b) Consolidated Interest Incurred. “Interest Payment Date”: (a) as to any ABR Loan (other than any Swinglineor Daily Simple SOFR Loan), the first Business Day of each month to occur while such Loan is outstanding, the date of any repayment or prepayment made in respect of such Loan and the final maturity date of such Loan and, (b) as to any Swingline Loan, the day that such Loan is required to be repaid. and (c) as to any Term SOFR Loan, on the last day of each Interest Period applicable to such Loan , the date of any prepayment made in respect of such Loan and the final maturity date of such Loan; provided that, if any Interest Period for a Term SOFR Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates.

21 “Interest Period”: the period of time selected by the Borrower in connection with (and to apply to) any election permitted hereunder by the Borrower to have Loans bear interest under the Term SOFR option. Subject to the last sentence of this definition, such period shall be, in each case, subject to the availability thereof, one month, three months, or six months. Such Interest Period shall commence on the effective date of such Term SOFR Loan, which shall be (i) the Borrowing Date if the Borrower is requesting a new Term SOFR Loan, or (ii) the date of renewal of or conversion to a Term SOFR Loan if the Borrower is renewing or converting to a Term SOFR Loan applicable to outstanding Loans. Notwithstanding the second sentence hereof: (A) any Interest Period which would otherwise end on a date which is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (B) the Borrower shall not select, convert to or renew an Interest Period for any portion of the Loans that would end after the Termination Date, and (C) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. “Investment”: (a) the purchase or other acquisition of Capital Stock or other securities of another Person, (b) a loan, advance, extension of credit (by way of guarantee or otherwise) or capital contribution to another Person or (c) the purchase or other acquisition of assets of another Person that constitute a business unit. For purposes hereof, the book value of any Investment shall be calculated in accordance with GAAP unless otherwise specified herein. “ISDA Definitions”: the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time by the International Swaps and Derivatives Association, Inc. or such successor thereto. “Issuance Date”: the date of issuance of a Letter of Credit by an Issuing Lender. “Issuing Lender”: (a) each of PNC Bank, National Association, Regions Bank, The Huntington National Bank, U.S. Bank National Association, Wells Fargo Bank, National Association, Comerica Bank and Flagstar Bank, FSBN.A., in its capacity as issuer of any Letter of Credit and (b) any other Lender approved by the Borrower that has agreed in its sole discretion to act as an “Issuing Lender” hereunder, or, in each case, any of their respective affiliates, in each case in its capacity as issuer of any Letter of Credit and with respect to all or a portion of the L/C Commitment (as agreed separately in writing with the Borrower). Each reference herein to “the Issuing Lenders” shall be the collective reference to each Issuing Lender. “Issuing Lender Limit”: as to each Issuing Lender as of the FourthSixth Amendment Effective Date, the amount set forth under the heading “Issuing Lender Limit” opposite such Issuing Lender’s name on Schedule 1.1F, or in the case of any other Lender becomes an Issuing Lender after the FourthSixth Amendment Effective Date, the amount separately agreed by the Borrower, the Administrative Agent and such Issuing Lender. “Joint Venture”: any Person, other than a Subsidiary, in which the Borrower or a Subsidiary holds any stock, partnership interest, joint venture interest, limited liability company interest or other equity interest. “L/C Commitment”: $150,000,000250,000,000. “L/C Exposure”: at any time, the total L/C Obligations. The L/C Exposure of any Lender at any time shall be its Percentage Interest of the total L/C Exposure at such time.

22 “L/C Obligations”: at any time, an amount equal to the sum of (a) the aggregate then undrawn and unexpired amount of the then outstanding Letters of Credit and (b) the aggregate amount of drawings under Letters of Credit that have not then been reimbursed pursuant to Section 3.5. “L/C Participants”: the collective reference to all the Lenders other than the applicable Issuing Lender. “Lenders”: as defined in the preamble hereto and, as the context requires, includes the Swingline Lender. “Letters of Credit”: as defined in Section 3.1(a). The Existing Letters of Credit shall be deemed to be Letters of Credit for all purposes hereunder. “Leverage Ratio”: the ratio, as of any date, of (a) Consolidated Debt minus Unrestricted Cash, to the extent Unrestricted Cash exceeds the Required Liquidity, divided by (b) Consolidated Debt plus Consolidated Tangible Net Worth minus Unrestricted Cash, to the extent Unrestricted Cash exceeds the Required Liquidity. “Lien”: any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, charge, encumbrance, lien (statutory or other), preference, priority or other security agreement or similar preferential arrangement of any kind or nature whatsoever (including without limitation any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the authorized filing by or against a Person of any financing statement as debtor under the Uniform Commercial Code or comparable law of any jurisdiction). For the avoidance of doubt, a restriction, covenant, easement, right of way, or similar encumbrance affecting any interest in real property owned by any Loan Party and which does not secure an obligation to pay money is not a Lien. “Liquidity”: at any time, the sum of all Unrestricted Cash held by the Loan Parties and their respective Subsidiaries (other than Unrestricted Subsidiaries). “LLC Division”: in the event a Loan Party is a limited liability company, (a) the division of any such Loan Party into two or more newly formed limited liability companies (whether or not such Loan Party is a surviving entity following any such division) pursuant to, in the event such Loan Party is organized under the laws of the State of Delaware, Section 18-217 of the Delaware Limited Liability Company Act or, in the event such Loan Party is organized under the laws of a State or Commonwealth of the United States (other than Delaware) or of the District of Columbia, any similar provision under any similar act governing limited liability companies organized under the laws of such State or Commonwealth or of the District of Columbia, or (b) the adoption of a plan contemplating, or the filing of any certificate with any applicable Governmental Authority that results or may result in, any such division. “Loan”: any Revolving Loan made by any Lender or Swingline Loan made by the Swingline Lender pursuant to this Agreement. “Loan Documents”: this Agreement, the Guarantee Agreement, the Notes and any amendment, waiver, supplement or other modification to any of the foregoing. “Loan Parties”: as of any date, collectively, the Borrower and the Guarantors. A “Loan Party” shall mean, the Borrower or any Guarantor, individually. “Lots Under Development”: Entitled Land where physical site improvement has commenced but which is not a Finished Lot, Unit Under Construction or Unit Under Contract.

23 “Material Adverse Effect”: (a) a change, event or circumstance that could reasonably be expected to result in a material adverse effect on the financial condition of the Loan Parties and their respective Subsidiaries, taken as a whole; (b) a material impairment of the ability of the Borrower or any other Loan Party to perform its payment or other material obligations under any loan document to which it is a party; or (c) a material adverse effect upon the legality, validity, binding effect, or enforceability against the Borrower or any other Loan Party of any payment or material obligations of the Borrower or such other Loan Party under any loan document to which it is a party. “Minimum Collateral Amount”: at any time, with respect to Cash Collateral consisting of cash or deposit account balances, an amount equal to 100% of the Fronting Exposure of all Issuing Lenders with respect to Letters of Credit issued and outstanding at such time. “Minimum Interest Coverage Ratio”: as defined in Section 7.1(b). “Minimum Liquidity Amount”: as defined in Section 7.1(b). “Model Unit”: a Unit Under Construction to be used as a model home in connection with the sale of Units in a residential housing project and a completed Unit that is used as a model home in connection with the sale of Units in a residential housing project. “Multiemployer Plan”: a “multiemployer plan,” as defined in Section 4001(a)(3) of ERISA, to which any Loan Party or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions. “New Lender”: as defined in Section 2.21. “New Lender Supplement”: as defined in Section 2.21. “New York Fed”: the Federal Reserve Bank of New York. “New York Fed Bank Rate”: for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day; provided that if neither of such rates is so published for any day (or, if such day is not a Business Day, the most recently occurring Business Day), the term “New York Fed Bank Rate” means the rate quoted for such day (or, if such day is not a Business Day, the most recently occurring Business Day) for a federal funds transaction at 11:00 a.m. New York City time on such day (or Business Day, as the case may be) received by the Administrative Agent from a Federal funds broker of recognized standing selected by it; provided, further, that if any of the aforesaid rates shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. “Non-Excluded Taxes”: as defined in Section 2.16(a). “Non-Extending Lender”: as defined in Section 2.22(b). “Non-Recourse Indebtedness”: Indebtedness of a Loan Party for which its liability is limited to the Real Property Inventory upon which it grants a Lien to the holder of such Indebtedness as security for such Indebtedness (including, in the case of Indebtedness of a Subsidiary that holds title to Real Property Inventory, liability of that Subsidiary and liabilities secured by a pledge of the equity interests of such Subsidiary (if such Real Property Inventory constitutes all or substantially all the assets of such Subsidiary)). “Non-U.S. Lender”: as defined in Section 2.16(d).

24 “Notes”: the collective reference to any promissory note evidencing Loans. “Obligations”: all advances to, and debts, liabilities and obligations of, the Borrower and the Guarantors arising under any Loan Document or otherwise with respect to any Loan or Letter of Credit, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against the Borrower or any Guarantor or any Affiliate thereof of any proceeding under any bankruptcy or insolvency naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding. “OECD”: the Organization of Economic Cooperation and Development. “Off-Balance Sheet Liabilities”: (a) any repurchase obligation or liability of such Person or any of its Subsidiaries with respect to accounts or notes receivable sold by such Person or any of its Subsidiaries or (b) any liability of such Person or any of its Subsidiaries under any financing lease, any synthetic lease (under which all or a portion of the rent payments made by the lessee are treated, for tax purposes, as payments of interest, notwithstanding that the lease may constitute an operating lease under GAAP) or any other similar lease transaction. “Other Taxes”: any and all present or future stamp or documentary taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Loan Document (including any interest, additions to tax or penalties applicable thereto), except any such taxes that are described under clause (ii) of the first sentence of Section 2.16(a) and that are imposed with respect to an assignment or transfer (other than an assignment or transfer made pursuant to Section 2.19). “Outstanding Amount”: as of any date, the aggregate principal amount of Loans outstanding after giving effect to any borrowings, repayments and prepayments on such date plus the amount of L/C Obligations outstanding on such date after giving effect to any issuance or reimbursements made on such date. “Overnight Bank Funding Rate”: for any day, the rate comprised of both overnight federal funds and overnight eurodollar borrowings by U.S.–managed banking offices of depository institutions (as such composite rate shall be determined by the New York Fed as set forth on its public website from time to time) and published on the next succeeding Business Day by the New York Fed as an overnight bank funding rate (from and after such date as the New York Fed shall commence to publish such composite rate).; provided, that if such day is not a Business Day, the Overnight Bank Funding Rate for such day shall be such rate on the immediately preceding Business Day; provided, further, that if such rate shall at any time, for any reason, no longer exist, a comparable replacement rate determined by PNC at such time (which determination shall be conclusive absent manifest error). If the Overnight Bank Funding Rate determined as above would be less than zero, then such rate shall be deemed to be zero. “Participant”: as defined in Section 10.6(c). “Participant Register”: as defined in Section 10.6(c). “PBGC”: the Pension Benefit Guaranty Corporation established under Section 4002 of ERISA and any successor entity performing similar functions. “Pension Plan”: any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA or Sections 412 and 430 of the Code or Section 302 of ERISA, and that is sponsored or maintained by any Loan Party or any

25 ERISA Affiliate or to which any Loan Party or any ERISA Affiliate contributes or has an obligation to contribute, or in the case of a multiple employer or other plan described in Section 4064(a) of ERISA, has made contributions at any time during the immediately preceding five plan years. “Percentage Interest”: as to any Lender at any time, the percentage which such Lender’s Commitment then constitutes of the Total Commitments or, at any time after the Commitments shall have expired or terminated, the percentage which the aggregate principal amount of such Lender’s Loans then outstanding constitutes of the aggregate principal amount of the Loans then outstanding; provided, that, in the event that the Loans are paid in full prior to the reduction to zero of the Outstanding Amount, the Percentage Interests shall be determined in a manner designed to ensure that the remaining Outstanding Amount shall be held by the Lenders on a comparable basis. “Performance Letter of Credit”: any letter of credit issued: (a) on behalf of a Person in favor of a Governmental Authority, including, without limitation, any utility, water, or sewer authority, or other similar entity, for the purpose of assuring such Governmental Authority that such Person or an Affiliate of such Person will properly and timely complete work it has agreed to perform for the benefit of such Governmental Authority; (b) in lieu of cash deposits to obtain a license, in place of a utility deposit, or for land option contracts; (c) in lieu of other contract performance, to secure performance warranties payable upon breach, and to secure the performance of labor and materials, including, without limitation, construction, bid, and performance bonds; or (d) to secure refund or advance payments on contractual obligations where default of a performance-related contract has occurred. “Permitted Acquisition”: any Acquisition (other than by means of a hostile takeover, hostile tender offer or other similar hostile transaction) of a business or entity engaged primarily in the business of home building, land acquisition or land development or a business reasonably related thereto or a reasonable extension thereof, in respect of which the majority of shareholders (or other equity interest holders), the board of directors or other governing body thereof approves such Acquisition, provided that, immediately before and after giving effect to such Acquisition, no Default or Event of Default has occurred and is continuing. “Permitted Liens”: (a) Liens existing on the date of this Agreement and described on Schedule 1.1B hereto and Liens, if any, granted to secure the Obligations; (b) Liens imposed by Governmental Authorities for taxes, assessments or other charges (other than any such obligation imposed pursuant to Section 430(k) of the Code or 303(k) of ERISA) not yet subject to penalty or which are being contested in good faith and by appropriate proceedings, if adequate reserves with respect thereto are maintained on the books of the Borrower in accordance with GAAP; (c) statutory liens of carriers, warehousemen, mechanics, materialmen, landlords, repairmen or other like Liens arising by operation of law in the ordinary course of business provided that (i) the underlying obligations are not overdue or (ii) such Liens are being contested in good faith and by appropriate proceedings and adequate reserves with respect thereto are maintained on the books of the Borrower in accordance with GAAP; (d) Liens securing the performance of bids, trade contracts (other than borrowed money or the purchase price of property or services), leases, statutory obligations, surety and appeal bonds, performance bonds (including Construction Bonds) and other obligations of a like nature incurred in the ordinary course of business;

26 (e) Liens in favor of surety bond companies pursuant to indemnity agreements to secure the reimbursement obligations of the Borrower or any Guarantor on Construction Bonds, provided (A) the Liens securing Construction Bonds shall be limited to the assets of, as appropriate, the Borrower or such Guarantor at, and the rights of, as appropriate, the Borrower or such Guarantor arising out of, the projects that are the subject of the Construction Bonds, (B) the Liens shall not attach to any real estate and (C) the aggregate amount of such Liens at any time shall not exceed the dollar amount of Construction Bonds then outstanding; (f) easements, rights-of-way, zoning restrictions, assessment district or similar Liens in connection with municipal financing or community development bonds, and similar restrictions, encumbrances or title defects which, singly or in the aggregate, do not in any case materially detract from the value of the real estate subject thereto (as such real estate is used by any Loan Party) or interfere with the ordinary conduct of the business of the Loan Parties; (g) pledges or deposits made in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other types of social security legislation; (h) Liens securing Indebtedness of a Person existing at the time such Person becomes a Loan Party or is merged with or into a Loan Party and Liens on assets or properties at the time of acquisition thereof, provided that such Liens were in existence prior to the date of such acquisition, merger or consolidation, were not incurred in anticipation thereof and do not extend to any other assets; (i) Liens securing Non-Recourse Indebtedness and other Liens securing Secured Indebtedness permitted under this Agreement, including, without limitation, any Liens (and associated Secured Indebtedness) pursuant to development agreements or land contracts for the purchase or sale of real property, which secure (i) the return of a land deposit from another builder and/or developer, (ii) development obligations, (iii) the deferred purchase price of land or other payments due to the seller pursuant to a contract for the purchase of real property and (iv) other similar Liens in connection with development agreements or land contracts for the purchase or sale of real property; provided that, in each case, such Liens do not extend to assets other than such real property; (j) Liens securing obligations of any Loan Party to any third party in connection with (i) Profit and Participation Agreements, (ii) any option or right of first refusal to purchase real property or marketing deed of trust granted to the master developer or the seller of real property that arises as a result of the non-use or non-development of such real property by such Loan Party or relates to the coordinated marketing and promotion by the master developer, or (iii) joint development agreements with third parties to perform and/or pay for or reimburse the costs of construction and/or development related to or benefiting any Loan Party’s property and property belonging to such third parties, in each case entered into in the ordinary course of such Loan Party’s business; (k) Liens securing Indebtedness incurred to refinance any Indebtedness that was previously so secured by a Lien and permitted hereunder (which refinancing Indebtedness may exceed the amount refinanced, provided such refinancing Indebtedness is otherwise permitted under this Agreement) upon terms and conditions substantially similar to the terms of the Lien securing such refinanced Indebtedness immediately prior to it having been so refinanced; (l) Liens arising pursuant to vexatious, frivolous or meritless claims, suits, actions or filings, or other similar bad faith actions, taken by a Person not an Affiliate of the Borrower; provided that a Loan Party is disputing such Lien in good faith and by appropriate proceedings;

27 (m) Liens securing Hedging Obligations arising in the ordinary course of business of a Loan Party and not for speculative purposes; (n) Liens securing obligations of a Loan Party arising in connection with letters of credit and/or letter of credit facilities; (o) Liens securing Capitalized Lease Obligations entered into in the ordinary course of business and that do not extend to assets other than the assets that are the subject of the applicable Capital Lease; (p) Liens of landlords, arising solely by operation of law, on fixtures and moveable property located on premises leased in the ordinary course of business; provided, however, that the rental payments secured thereby are not yet due; (q) Liens arising as a result of a judgment or judgments against the Borrower or any of the Guarantors which do not in the aggregate exceed $4,000,000 at any one time outstanding, which are being diligently contested in good faith, which are not the subject of any attachment, levy or enforcement proceeding, and as to which appropriate reserves have been established in accordance with GAAP; (r) Liens securing payments required to be made by Loan Parties to CDDs with respect to bonds issued by such CDDs; and (s) Liens securing other Indebtedness or obligations in an amount not in excess of $25,000,000 in the aggregate. “Person”: any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity. “Plan”: any “employee benefit plan” as defined in Section 3(3) of ERISA, including any “employee welfare benefit plan” (as defined in Section 3(1) of ERISA), any “employee pension benefit plan” (as defined in Section 3(2) of ERISA but excluding any Multiemployer Plan), and any plan which is both an employee welfare benefit plan and an employee pension benefit plan, and in respect of which any Loan Party or any ERISA Affiliate is (or, if such Plan were terminated, would under Section 4062 or 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA. “Prime Rate”: the rate of interest per annum publicly announced from time to time by PNC Bank, National Association as its prime rate in effect at its principal office in Pittsburgh, Pennsylvania (the Prime Rate not being intended to be the lowest rate of interest charged by PNC Bank, National Association in connection with extensions of credit to debtors). “Profit and Participation Agreement”: an agreement, secured by a deed of trust, mortgage or other Lien against a property or asset, with respect to which the purchaser of such property or asset agrees to pay the seller of such property or asset a profit, price, premium participation or other similar amount in respect of such property or asset. “Prohibited Transaction”: any transaction that is subject to the prohibitions of Section 406 of ERISA or that is a prohibited transaction within the meaning of Section 4975(c) of the Code. “PTE”: a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

28 “Qualified Real Property Inventory”: as of any date, Real Property Inventory that is not subject to or encumbered by any deed of trust, mortgage, judgment Lien, or any other Lien (other than the Permitted Liens described in clauses (b)-(f), (j) and (r) of the definition of “Permitted Liens”) and other Liens which have been bonded around so as to remove such Liens as encumbrances against such Real Property Inventory in a matter satisfactory to the Administrative Agent and its legal counsel). “Real Property Inventory”: as of any date, land (including improvements under construction on such land) that is owned by any Loan Party, which land is being developed or held for future development or sale, together with the right, title and interest of such Loan Party in and to the streets, the land lying in the bed of any streets, roads or avenues, open or proposed, in or of, the air space and development rights pertaining thereto and the right to use such air space and development rights, all rights of way, privileges, liberties, tenements, hereditaments and appurtenances belonging in or in any way appertaining thereto, all fixtures, all easements now or hereafter benefiting such land and all royalties and rights appertaining to the use and enjoyment of such land necessary for the residential development of such land, together with all of the buildings and other improvements now or hereafter erected on such land, and any fixtures appurtenant thereto and all related personal property. “Recent Balance Sheet”: as defined in Section 4.8. “Reference Time”: with respect to any setting of the then-current Benchmark means (1) if such Benchmark is USD LIBOR, 11:00 a.m. (London time) on the day that is two London banking days preceding the date of such setting, and (2) if such Benchmark is not USD LIBOR, the time determined by the Administrative Agent in its reasonable discretion. “Refunded Swingline Loans”: as defined in Section 2.4(b). “Register”: as defined in Section 10.6(b). “Regulations U and X”: Regulations U and X of the Board as in effect from time to time. “Reimbursement Obligation”: the obligation of the Borrower to reimburse the applicable Issuing Lender pursuant to Section 3.5 for amounts drawn under Letters of Credit. “Relevant Anniversary Date”: as defined in Section 2.22(a). “Relevant Governmental Body”: the Federal Reserve Board or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board or the Federal Reserve Bank of New York, or any successor thereto. “Reportable Event”: a reportable event as defined in Section 4043 of ERISA and the regulations issued under such section, with respect to a Plan, excluding, however, such events as to which the PBGC by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event, provided, however, that a failure to meet the minimum funding standard of Sections 412 and 430 of the Code and of Section 302 of ERISA shall be a Reportable Event regardless of the issuance of any such waiver of the notice requirement in accordance with either Section 4043(a) of ERISA or Section 412(d) of the Code. “Required Lenders”: subject to Section 2.20(a)(i), at any time, the holders of more than fifty percent (50%) of the Total Commitments then in effect or, if the Commitments have been terminated, the Outstanding Amount at such time; provided that at any time when two or more Lenders (excluding Defaulting Lenders) are party to this Agreement, the “Required Lenders” shall in no event mean fewer than two Lenders.

29 “Required Liquidity”: as of any date, (a) $10,000,000, plus (b) if, as of the end of the fiscal quarter most recently ended for which financial statements are available, the Interest Coverage Ratio was less than the Minimum Interest Coverage Ratio, the Minimum Liquidity Amount. “Requirement of Law”: any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject. “Resolution Authority”: an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Restricted Payments”: with respect to any Person, any dividend (other than dividends payable solely in common stock of the Person making such dividend) on, or any payment on account of, including any sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any Capital Stock of any Person or any of its Subsidiaries, or any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of such Person or any of its Subsidiaries. “Restricted Subsidiaries”: as of any date, the Subsidiaries of the Borrower and any other Loan Party which are not Unrestricted Subsidiaries. “Revolving Credit Exposure”: with respect to any Lender at any time, the sum of (a) the outstanding principal amount of such Lender’s Revolving Loans then outstanding, (b) such Lender’s Swingline Exposure at such time and (c) such Lender’s L/C Exposure at such time. “Revolving Loans”: as defined in Section 2.1(a). “Sanctioned Country”: at any time, a country, region or territory which is itself the subject or target of any Sanctions (at the time of this Agreement, the so-called Donetsk People’s Republic, the so- called Luhansk People’s Republic, the Crimea region of Ukraine, Cuba, Iran, North Korea and Syria). “Sanctioned Person”: at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person owned or controlled by any such Person or Persons described in the foregoing clauses (a) or (b). “Sanctions”: economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State. “SEC”: the Securities and Exchange Commission, any successor thereto. “Second Amendment”: that certain Second Amendment, dated as of the Second Amendment Effective Date, by and among the Borrower, the Administrative Agent and the other parties thereto. “Second Amendment Effective Date”: July 18, 2017. “Secured Indebtedness”: as of any date, any Indebtedness of a Loan Party (excluding Indebtedness (i) owing to the Borrower or any Guarantor or (ii) owing under the Loan Documents) that is

30 secured by a Lien on assets of the Borrower or any Loan Party, valued at the lower of the value of such assets or the aggregate principal amount of such Indebtedness outstanding. “SOFR”: with respect to any Business Day, a rate per annum equal to the secured overnight financing rate for such Business Day published by the SOFR Administrator on the SOFR Administrator’s Website on the immediately succeeding Business Day. “Sixth Amendment”: that certain Sixth Amendment, dated as of the Sixth Amendment Effective Date, by and among the Borrower, the Administrative Agent and the other parties thereto. “Sixth Amendment Effective Date”: December 9, 2022 “SOFR Administrator”: the Federal Reserve Bank of ”: for any day, a rate equal to the secured overnight financing rate as administered by the New York Fed (or a successor administrator of the secured overnight financing rate). “SOFR Administrator’s Website”: the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time. “SOFR Adjustment”: ten basis points (0.10%). “SOFR Loan”: any Daily Simple SOFR Loan or Term SOFR Loan. “Solvent”: when used with respect to any Person, means that, as of any date of determination, (a) the amount of the “present fair saleable value” of the assets of such Person will, as of such date, exceed the amount of all “liabilities of such Person, contingent or otherwise”, as of such date, as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, (b) the present fair saleable value of the assets of such Person will, as of such date, be greater than the amount that will be required to pay the probable liability of such Person on its debts as such debts become absolute and matured, (c) such Person will not have, as of such date, an unreasonably small amount of capital with which to conduct its business, and (d) such Person will be able to pay its debts as they mature. For purposes of this definition, (i) “debt” means liability on a “claim”, and (ii) “claim” means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (y) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed, undisputed, secured or unsecured. “Speculative Unit”: any Unit Under Construction that is not a Unit Under Contract and excluding all Model Units. “Subordinated Debt”: (a) the Borrower’s subordinated Indebtedness listed on Schedule 4.21 hereto as Subordinated Debt, as the same may be amended from time to time pursuant to terms not substantially less subordinated to the Obligations than the Subordinated Debt being amended (as reasonably determined by the Borrower in good faith), and (b) any other Indebtedness of the Borrower or any other Loan Party which is subordinated to the Obligations at all times (including in respect of any amendment or modification thereto) pursuant to terms not substantially less subordinated to the Obligations than any then- outstanding Subordinated Debt (as reasonably determined by the Borrower in good faith). “Subsidiary”: as to any Person, a corporation, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such

31 other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, limited liability company or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly, through one or more intermediaries, or both, by such Person, and including all Subsidiaries of Subsidiaries of such Person. “Swap Termination Value”: in respect of any one or more agreements relating to Hedging Obligations, after taking into account the effect of any legally enforceable netting agreement relating to such agreements, (a) for any date on or after the date such agreements have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date of determination prior to the date referenced in clause (a), the amounts(s) determined as the mark to market values(s) for such agreements, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such agreements. “Swingline Commitment”: the obligation of the Swingline Lender to make Swingline Loans pursuant to Section 2.3 in an aggregate principal amount at any one time outstanding not to exceed $20,000,000. “Swingline Exposure”: at any time, the aggregate principal amount of all Swingline Loans outstanding at such time. The Swingline Exposure of any Lender in respect of any Swingline Loan shall be its Percentage Interest of the principal amount of such Swingline Loan. “Swingline Lender”: PNC Bank, National Association, in its capacity as the lender of Swingline Loans. “Swingline Loans”: as defined in Section 2.3. “Swingline Participation Amount”: as defined in Section 2.4. “Syndication Agent”: the Syndication Agent identified on the cover page of this Agreement. “Termination Date”: July 18December 9, 20252026, subject, however, in each case, to (i) earlier termination of the Total Commitment pursuant of the terms of this Agreement and (ii) extension pursuant to Section 2.22. “Term SOFR Administrator”: CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion). “Term SOFR”: with respect to any amount to which the Term SOFR option applies, for any Interest Period, the interest rate per annum determined by the Administrative Agent equal to the Term SOFR Reference Rate for a tenor comparable to such Interest Period, as such rate is published by the Term SOFR Administrator on the day (the “Term SOFR Determination Date”) that is two (2) Business Days prior to the first day of such Interest Period. If the Term SOFR Reference Rate for the applicable tenor has not been published or replaced with a Benchmark Replacement by 5:00 p.m. (Pittsburgh, Pennsylvania time) on the Term SOFR Determination Date, then the Term SOFR Reference Rate, for purposes of clause (A) in the preceding sentence, shall be the Term SOFR Reference Rate for such tenor on the first Business Day preceding such Term SOFR Determination Date for which such Term SOFR Reference Rate for such tenor was published in accordance herewith, so long as such first preceding Business Day is not more than three (3) Business Days prior to such Term SOFR Determination Date. The Term SOFR shall be adjusted automatically without notice to the Borrower on and as of the first day of each Interest Period.

32 “Term SOFR Loan”: any Revolving Loan or any portion thereof bearing interest at a rate based on Adjusted Term SOFR. “Term SOFR”: for the applicable Corresponding Tenor as of the applicable Reference Time, means Reference Rate”: the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body. “Term SOFR Notice”: a notification by the Administrative Agent to the Lenders and the Borrower of the occurrence of a Term SOFR Transition Event. “Term SOFR Transition Event”: the determination by the Administrative Agent that (a) Term SOFR has been recommended for use by the Relevant Governmental Body, and is determinable for each Available Tenor, (b) the administration of Term SOFR is administratively feasible for the Administrative Agent and (c) a Benchmark Transition Event has previously occurred resulting in a Benchmark Replacement in accordance with Section 2.13 that is not Term SOFR. “Third Amendment”: that certain Third Amendment, dated as of the Third Amendment Effective Date, by and among the Borrower, the Administrative Agent and the other parties thereto. “Third Amendment Effective Date”: June 30, 2020. “Total Commitments”: at any time, the aggregate amount of the Commitments then in effect. “Transferee”: any Assignee or Participant. “Type”: with respect to any Loan, whether such Loan or portion thereof is a Term SOFR Loan, a Daily Simple SOFR Loan or an ABR Loan. “UK Financial Institution”: any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority”: the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unadjusted Benchmark Replacement”: the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. “Uniform Commercial Code”: the Uniform Commercial Code, as the same may, from time to time, be in effect in the State of New York; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the perfection or priority of the security interest in any collateral provided pursuant to this Agreement is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “Uniform Commercial Code” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or priority (but not attachment) and for purposes of definitions related to such provisions. “Unit”: Qualified Real Property Inventory that is, or is planned to be, comprised of a single family residential housing unit.

33 “United States”: the United States of America. “Unit Under Construction”: a Unit where on-site construction has commenced as evidenced by the trenching of foundations for such Unit, other than a Unit Under Contract. “Unit Under Contract”: a Unit as to which the Borrower or Guarantor owning such Unit has entered into a bona fide contract of sale (a) in a form customarily employed by the Borrower or such Guarantor, (b) not more than twelve (12) months after the date of such contract and (c) with a Person who is not a Subsidiary or Affiliate. “Unrestricted Cash”: cash and Cash Equivalents of the Loan Parties that are free and clear of all Liens and not subject to any restrictions on the use thereof to pay Indebtedness and other obligations of the applicable Loan Party. “Unrestricted Subsidiary”: (a) each of the Subsidiaries listed as an Unrestricted Subsidiary on Schedule 4.12 hereto and (b) any other Subsidiary hereafter designated by the Borrower (evidenced by resolutions of the board of directors or the executive committee of the board of directors of the Borrower, delivered to the Administrative Agent, certifying that such designation does not violate any provision of this Agreement (including Section 7.4(g)) as an Unrestricted Subsidiary. “Unsold Owned Land”: all Real Property Inventory which is not a Unit Under Construction or Unit Under Contract, excluding such Real Property Inventory as to which the Borrower or a Guarantor has entered into a bona fide contract of sale with a Person who is not a Subsidiary or Affiliate. “Unsold Vertical Unit”: the sum of Model Units and Speculative Units (but excluding any Unit for which vertical construction has not commenced, as evidenced by any aspect of constructing a detached or attached single family house beyond the completion of the foundation or footer). “USD LIBOR”: the London interbank offered rate for U.S. dollars. “U.S. Government Securities Business Day” means any day except for (a) a Saturday or Sunday or (b) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “Voting Stock”: with respect to any Person, securities of any class of Capital Stock of such Person entitling the holders thereof (whether at all times or only so long as no senior class of stock has voting power by reason of any contingency) to vote in the election of members of the board of directors of such Person. “Write-Down and Conversion Powers”: (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail- In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. 1.2 Other Definitional Provisions.

34 (a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in the other Loan Documents or any certificate or other document made or delivered pursuant hereto or thereto. (b) As used herein and in the other Loan Documents, and any certificate or other document made or delivered pursuant hereto or thereto, (i) accounting terms relating to any Loan Party not defined in Section 1.1 and accounting terms partly defined in Section 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP, (ii) the words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”, (iii) the word “incur” shall be construed to mean incur, create, issue, assume, become liable in respect of or suffer to exist (and the words “incurred” and “incurrence” shall have correlative meanings), (iv) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, Capital Stock, securities, accounts, leasehold interests and contract rights, and (v) references to agreements or other Obligations shall, unless otherwise specified, be deemed to refer to such agreements or Obligations as amended, supplemented, restated or otherwise modified from time to time. (c) The words “hereof”, “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule and Exhibit references are to this Agreement unless otherwise specified. (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms. 1.3 LIBORSOFR Notification. . (a) Section 2.13 of this Agreement provides a mechanism for determining an alternative rate of interest in the event that the London interbank offered rateAdjusted Daily Simple SOFR or Adjusted Term SOFR is no longer available or in certain other circumstances. The Administrative Agent does not warrant or accept any responsibility for and shall not have any liability with respect to, the administration, submission or any other matter related to the London interbank offered rate or other rates in the definition of “Eurodollar Base Rate”Adjusted Daily Simple SOFR or Adjusted Term SOFR or with respect to any alternative or successor rate thereto, or replacement rate therefor. (b) With respect to Adjusted Daily Simple SOFR and Adjusted Term SOFR, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document; provided that, with respect to any such amendment effected, the Administrative Agent shall provide notice to the Borrower and the Lenders each such amendment implementing such Conforming Changes reasonably promptly after such amendment becomes effective. SECTION 2. AMOUNT AND TERMS OF COMMITMENTS 2.1 Commitments. (a) Subject to the terms and conditions hereof, each Lender severally agrees to make revolving credit loans (“Revolving Loans”) to the Borrower from time to time during the

35 Commitment Period in an aggregate principal amount at any one time outstanding which, when added to such Lender’s Revolving Credit Exposure, and after giving effect to the proposed Revolving Loan and application of the proceeds thereof to the repayment of any outstanding Obligations, (A) does not exceed the amount of such Lender’s Commitment and (B) does not cause the Borrowing Base Availability to become less than zero. During the Commitment Period, the Borrower may use the Commitments by borrowing, prepaying the Revolving Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof. Each Lender that is a “Lender” (as defined in the Existing Credit Agreement) hereby waives any failure by the Borrower to deliver a notice of termination of the Aggregate Commitment (as defined in the Existing Credit Agreement) in a timely manner as required by Section 2.6(a)(i) of the Existing Credit Agreement (but, for the avoidance of doubt, does not waive the requirement to deliver such notice). (b) The Borrower shall repay all outstanding Revolving Loans on the Termination Date. 2.2 Procedure for Revolving Loan Borrowing. The Borrower may borrow under the Commitments during the Commitment Period on any Business Day, provided that the Borrower shall give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent no later than (x) in the case of ABR Loans or Daily Simple SOFR Loans, 11:00 A.M., New York City time, on the requested Borrowing Date), and (y) in the case of Term SOFR Loans, 11:00 A.M., New York City time, on the date that is two (2) Business Days prior to the requested Borrowing Date), in each case, in the form of Exhibit H hereto or as otherwise reasonably acceptable to the Administrative Agent, specifying (i) the amount of Loans to be borrowed and, (ii) the requested Borrowing Date (which shall be a Business Day during the Commitment Period), (iii) the Type of the requested Loans and (iv) if such Loans are to be Term SOFR Loans, the initial Interest Period for such Loans. Each borrowing under the Commitments shall be in an amount equal to $1,000,000 or a whole multiple of (x) in the case of ABR Loans, $100,000 in excess thereof and (y) in the case of SOFR Loans, $250,000 in excess thereof (or, if the then aggregate Available Commitments are less than $1,000,000, such lesser amount); provided, that the Swingline Lender may request, on behalf of the Borrower, borrowings under the Commitments in other amounts pursuant to Section 2.4. Upon receipt of any such notice from the Borrower, the Administrative Agent shall promptly notify each Lender thereof. Each Lender will make the amount of its pro rata share of each borrowing available to the Administrative Agent for the account of the Borrower at the Funding Office prior to 12:00 Noon, New York City time, on the Borrowing Date requested by the Borrower in funds immediately available to the Administrative Agent. Such borrowing will then be made available to the Borrower by the Administrative Agent crediting the account of the Borrower on the books of such office with the aggregate of the amounts made available to the Administrative Agent by the Lenders and in like funds as received by the Administrative Agent or by otherwise transferring such amounts as the Borrower shall direct. If no Type is specified with respect to any requested Loan, then the Borrower shall be deemed to have selected a borrowing of Daily Simple SOFR Loans. If no Interest Period is specified with respect to any requested Term SOFR Loan, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration. 2.3 Swingline Commitment. (a) Subject to the terms and conditions hereof, the Swingline Lender agrees to make a portion of the credit otherwise available to the Borrower under the Commitments from time to time during the Commitment Period by making swing line loans (“Swingline Loans”) to the Borrower; provided that (i) the aggregate principal amount of Swingline Loans outstanding at any time shall not exceed the Swingline Commitment then in effect (notwithstanding that the Swingline Loans outstanding at any time, when aggregated with the Swingline Lender’s other outstanding Revolving

36 Loans, may exceed the Swingline Commitment then in effect), (ii) the Borrower shall not request, and the Swingline Lender shall not make, any Swingline Loan if, after giving effect to the making of such Swingline Loan, the aggregate amount of the Available Commitments would be less than zero, and (iii) the Borrower shall not request, and the Swingline Lender shall not make, any Swingline Loan if, after giving effect to the making of such Swingline Loan, the Borrowing Base Availability would be less than zero. During the Commitment Period, the Borrower may use the Swingline Commitment by borrowing, repaying and reborrowing, all in accordance with the terms and conditions hereof. (b) The Borrower shall repay to the Swingline Lender the then unpaid principal amount of each Swingline Loan on the earlier of the Termination Date, the tenth (10th) Business Day after such Swingline Loan is made, or the date that the next Revolving Loan is borrowed. 2.4 Procedure for Swingline Borrowing; Refunding of Swingline Loans. (a) Whenever the Borrower desires that the Swingline Lender make Swingline Loans it shall give the Swingline Lender irrevocable telephonic notice (or electronic mail notice in conformance with the Administrative Agent’s policies and advance documentation therefor in effect from time to time) confirmed promptly in writing (which telephonic notice must be received by the Swingline Lender not later than 3:00 P.M., New York City time, on the proposed Borrowing Date), specifying (i) the amount to be borrowed and (ii) the requested Borrowing Date (which shall be a Business Day during the Commitment Period). Each borrowing under the Swingline Commitment shall be in an amount equal to $500,000 or a whole multiple of $100,000 in excess thereof. On the Borrowing Date specified in a notice in respect of Swingline Loans, the Swingline Lender shall make available to the Administrative Agent at the Funding Office an amount in immediately available funds equal to the amount of the Swingline Loan to be made by the Swingline Lender. The Administrative Agent shall make the proceeds of such Swingline Loan available to the Borrower on such Borrowing Date by depositing such proceeds in the account of the Borrower with the Administrative Agent or as otherwise directed by the Borrower on such Borrowing Date in immediately available funds. (b) The Swingline Lender, at any time and from time to time in its sole and absolute discretion may (and, not later than three Business Days after the making of a Swingline Loan, shall), on behalf of the Borrower (which hereby irrevocably directs the Swingline Lender to act on its behalf), on one (1) Business Day’s notice given by the Swingline Lender no later than 12:00 Noon, New York City time, request each Lender to make (provided that each such request shall be deemed to have been automatically given upon the occurrence of a Default or Event of Default under Section 8 or upon the exercise of remedies provided in Section 8), and each Lender hereby agrees to make, a Revolving Loan, in an amount equal to such Lender’s Percentage Interest of the aggregate amount of the Swingline Loans (the “Refunded Swingline Loans”) outstanding on the date of such notice, to repay the Swingline Lender. Each Lender shall make the amount of such Revolving Loan available to the Administrative Agent at the Funding Office in immediately available funds, not later than 10:00 A.M., New York City time, one (1) Business Day after the date of such notice. The proceeds of such Revolving Loans shall be immediately made available by the Administrative Agent to the Swingline Lender for application by the Swingline Lender to the repayment of the Refunded Swingline Loans. If the amounts received from the Lenders are not sufficient to repay in full such Refunded Swingline Loans, then the Borrower shall pay such difference to the Administrative Agent within two (2) Business Days of notice from the Administrative Agent, which payments shall be made available by the Administrative Agent to the Swingline Lender to repay the Refunded Swingline Loans.

37 (c) If prior to the time a Revolving Loan would have otherwise been made pursuant to Section 2.4(b), one of the events described in Section 8(f) shall have occurred and be continuing with respect to the Borrower or if for any other reason, as determined by the Swingline Lender in its sole discretion, Revolving Loans may not be made as contemplated by Section 2.4(b), each Lender shall, on the date such Revolving Loan was to have been made pursuant to the notice referred to in Section 2.4(b), purchase for cash an undivided participating interest in the then outstanding Swingline Loans by paying to the Swingline Lender an amount (the “Swingline Participation Amount”) equal to (i) such Lender’s Percentage Interest times (ii) the sum of the aggregate principal amount of Swingline Loans then outstanding that were to have been repaid with such Revolving Loans. (d) Whenever, at any time after the Swingline Lender has received from any Lender such Lender’s Swingline Participation Amount, the Swingline Lender receives any payment on account of the Swingline Loans, the Swingline Lender will distribute to such Lender its Swingline Participation Amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s participating interest was outstanding and funded and, in the case of principal and interest payments, to reflect such Lender’s pro rata portion of such payment if such payment is not sufficient to pay the principal of and interest on all Swingline Loans then due); provided, however, that in the event that such payment received by the Swingline Lender is required to be returned, such Lender will return to the Swingline Lender any portion thereof previously distributed to it by the Swingline Lender. (e) Each Lender’s obligation to make the Loans referred to in Section 2.4(b) and to purchase participating interests pursuant to Section 2.4(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any setoff, counterclaim, recoupment, defense or other right that such Lender or the Borrower may have against the Swingline Lender, the Borrower or any other Person for any reason whatsoever, (ii) the occurrence or continuance of a Default or an Event of Default or the failure to satisfy any of the other conditions specified in Section 5, (iii) any adverse change in the condition (financial or otherwise) of the Borrower, (iv) any breach of this Agreement or any other Loan Document by the Borrower, any other Loan Party or any other Lender or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing. 2.5 Commitment Fees, etc. (a) The Borrower agrees to pay to the Administrative Agent for the account of each Lender a commitment fee for the period from and including the date hereof to but excluding the last day of the Commitment Period, computed at the Commitment Fee Rate on the actual daily amount of the Available Commitment of such Lender during the period for which payment is made, payable quarterly in arrears within three (3) Business Days of receipt of an invoice from the Administrative Agent; provided, however, pursuant to Section 2.20, the Borrower shall not be obligated to pay a commitment fee for the account of any Defaulting Lender. (b) The Borrower agrees to pay to the Administrative Agent the fees in the amounts and on the dates as set forth in any fee agreements with the Administrative Agent and to perform any other obligations contained therein. 2.6 Termination or Reduction of Commitments. The Borrower shall have the right, upon not less than five (5) Business Days’ notice to the Administrative Agent, to terminate the Commitments or, from time to time, to reduce the amount of the Commitments; provided that no such termination or reduction of Commitments shall be permitted if, after giving effect thereto and to any prepayments of the Loans made on the effective date thereof, (x) the Outstanding Amount would exceed

38 the Total Commitments or (y) the L/C Obligations in respect of Letters of Credit that are Financial Letters of Credit would exceed the Financial Letter of Credit Sublimit, in each case giving effect to such termination or reduction. Any such reduction shall be in an amount equal to $5,000,000, or a whole multiple of $1,000,000 in excess thereof, and shall reduce permanently the Commitments then in effect. 2.7 Optional Prepayments. The Borrower may at any time and from time to time prepay the Loans, in whole or in part, without premium or penalty, upon irrevocable notice delivered to the Administrative Agent no later than (x) in the case of ABR Loans, Daily Simple SOFR Loans or Swingline Loans, 12:00 noon, New York City time, on the same Business Day and (y) in the case of Term SOFR Loans, 12:00 noon, New York City time, on the date that is two (2) Business Days prior to the date of prepayment, which notice shall specify the date and amount of prepayment. Upon receipt of any such notice the Administrative Agent shall promptly notify each relevant Lender thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with accrued interest to such date on the amount prepaid. Partial prepayments of Revolving Loans shall be in an aggregate principal amount of $1,000,000 or a whole multiple of $100,000 in excess thereof. Partial prepayments of Swingline Loans shall be in an aggregate principal amount of $100,000 or a whole multiple thereof. Any prepayment of a Term SOFR Loan pursuant to this Section 2.7 shall include any additional amounts required pursuant to Section 2.17. 2.8 Mandatory Prepayments. If, on any date, Borrowing Base Debt exceeds the Borrowing Base, the Borrower shall, on such date, prepay Loans and/or Cash Collateralize L/C Obligations in accordance with this Section 2.8 such that (a) Borrowing Base Debt is equal to or less than the Borrowing Base or (b) all Letters of Credit are Cash Collateralized and there are no Revolving Loans outstanding. Amounts to be applied in connection with prepayments made pursuant to this Section 2.8 shall be applied, first, to the prepayment of Swingline Loans, second, to the prepayment of Revolving Loans, and third, if the aggregate principal amount of Revolving Loans and Swingline Loans then- outstanding is less than the amount of such prepayments because L/C Obligations constitute a portion thereof, the Borrower shall deposit in cash an amount equal to 100% of the aggregate then undrawn and unexpired L/C Obligations in a cash collateral account established with the Administrative Agent for the benefit of the Lenders on terms and conditions reasonably satisfactory to the Administrative Agent. Each prepayment of the Loans under this Section 2.8 shall be accompanied by accrued interest to the date of such prepayment on the amount prepaid. Any prepayment of a Term SOFR Loan pursuant to this Section 2.8 shall include any additional amounts required pursuant to Section 2.17. 2.9 [Reserved]Continuation.. So long as no Default or Event of Default has occurred and continues, the Borrower may on any Business Day, with respect to any Term SOFR Loan, elect to maintain such Term SOFR Loan or any portion thereof as a Term SOFR Loan by selecting a new Interest Period for such Term SOFR Loan. Each Continuation of a Term SOFR Loan shall be in an aggregate minimum amount of $1,000,000 and integral multiples of $250,000 in excess of that amount, and each new Interest Period selected under this Section shall commence on the last day of the immediately preceding Interest Period. Each selection of a new Interest Period shall be made by the Borrower giving notice to the Administrative Agent not later than 11:00 A.M., New York City time, on the date that is two (2) Business Days prior to the date of any such Continuation. Such notice by the Borrower shall be by telecopy, electronic mail or other similar form of communication in the form of Exhibit H hereto or as otherwise reasonably acceptable to the Administrative Agent and specify (a) the proposed date of such Continuation, (b) the Term SOFR Loans and portions thereof subject to such Continuation and (c) the duration of the selected Interest Period, all of which shall be specified in such manner as is necessary to comply with all limitations on Loans outstanding hereunder. Each such notice from the Borrower shall be irrevocable by and effective upon notification to the Administrative Agent . Promptly after receipt of such notice from the Borrower, the Administrative Agent shall notify each Lender of the proposed Continuation. If the Borrower shall fail

39 to select in a timely manner a new Interest Period for any Term SOFR Loan in accordance with this Section, such Loan will automatically, on the last day of the current Interest Period therefor, continue as a Term SOFR Loan with an Interest Period of one month; provided, however that if a Default or Event of Default has occurred and is continuing, such Loan will automatically, on the last day of the current Interest Period therefor, Convert into an ABR Loan notwithstanding the first sentence of Section 2.10. 2.10 [Reserved]Conversion.. The Borrower may on any Business Day, upon the Borrower’s giving of notice to the Administrative Agent by telecopy, electronic mail or other similar form of communication in the form of Exhibit H hereto or as otherwise reasonably acceptable to the Administrative Agent, Convert all or a portion of a Loan of one Type into a Loan of another Type; provided, however, an ABR Loan may not be Converted into a SOFR Loan and a Daily Simple SOFR Loan may not be converted into a Term SOFR Loan if a Default or Event of Default has occurred and is continuing. Each Conversion of Loans of one Type into Loans of another Type shall be in an aggregate minimum amount of $1,000,000 and integral multiples of (x) in the case of a Conversion into ABR Loans, $100,000 in excess of that amount and (y) in the case of a Conversion into SOFR Loans, $250,000 in excess of that amount. Each such notice from the Borrower shall be given not later than 11:00 A.M., New York City time, on the date that is two (2) Business Days prior to the date of any proposed Conversion. Promptly after receipt of such notice from the Borrower, the Administrative Agent shall notify each Lender of the proposed Conversion. Subject to the restrictions specified above, each such notice from the Borrower shall specify (a) the requested date of such Conversion, (b) the Type of Loan to be Converted, (c) the portion of such Type of Loan to be Converted, (d) the Type of Loan such Loan is to be Converted into and (e) if such Conversion is into a Term SOFR Loan, the requested duration of the Interest Period of such Loan. Each such notice from the Borrower shall be irrevocable and effective upon notification to the Administrative Agent. If no Type is specified with respect to any requested Conversion, then the Borrower shall be deemed to have selected a Conversion to a Daily Simple SOFR Loan; provided that, if a Default or Event of Default has occurred and is continuing, the Borrower shall be deemed to have selected a Conversion to an ABR Loan. If no Interest Period is specified with respect to any requested Conversation to a Term SOFR Loan, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration. Any Conversion of a Term SOFR Loan shall be subject to Section 2.17. 2.11 Interest Rates and Payment Dates. (a) Each ABR Loan and Swingline Loan shall bear interest at a rate per annum equal to the Daily LIBO RateABR plus the Applicable Margin for ABR Loans. (b) [Reserved].Each (i) Daily Simple SOFR Loan shall bear interest at a rate per annum equal to Adjusted Daily Simple SOFR plus the Applicable Margin for Daily Simple SOFR Loans and (ii) Term SOFR Loan shall bear interest at a rate per annum equal to Adjusted Term SOFR plus the Applicable Margin for Term SOFR Loans. (c) (i) If all or a portion of the principal amount of any Loan or Reimbursement Obligation shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), all outstanding Loans and Reimbursement Obligations (whether or not overdue) shall bear interest at a rate per annum equal to (x) in the case of the Loans, the rate that would otherwise be applicable thereto pursuant to the foregoing provisions of this Section plus two percent (2%) or (y) in the case of Reimbursement Obligations, the rate applicable to ABR Loans plus two percent (2%), and (ii) if all or a portion of any interest payable on any Loan or Reimbursement Obligation or any commitment fee or other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), after giving effect to any applicable grace period, such overdue amount shall bear interest at a rate per annum equal to the rate then applicable to

40 ABR Loans plus two percent (2%), in each case, with respect to clauses (i) and (ii) above, from the date of such non-payment until such amount is paid in full. (d) Interest shall be payable in arrears on each Interest Payment Date, provided that interest accruing pursuant to paragraph (c) of this Section 2.11 shall be payable from time to time on demand. 2.12 Computation of Interest and Fees. (a) Interest and fees payable pursuant hereto shall be calculated on the basis of a 360- day year for the actual days elapsed, except that, with respect to Loans bearing interest based on ABR pursuant to Section 2.13 hereof at any time when ABR is calculated on the basis of the Prime Rate, the interest thereon shall be calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed. Interest shall accrue for each period from and including the first day of such period but excluding the last day of such period. The Administrative Agent shall as soon as practicable notify the Borrower and the relevant Lenders of each determination of the Daily LIBO Rate. Any change in the interest rate on a Loan resulting from a change in the ABR or the Eurocurrency Reserve Requirements shall become effective as of the opening of business on the day on which such change becomes effective. The Administrative Agent shall as soon as practicable notify the Borrower and the relevant Lenders of the effective date and the amount of each such change in interest rate.Simple SOFR and Term SOFR. (b) Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error. 2.13 Inability to Determine Interest Rate. (a) If on any date on which the Daily LIBO Rate would otherwise be determined:. (a) Subject to clauses (b), (c), (d), (e) and (f) of this Section 2.13, if: (i) the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Eurodollar Base Rate or theAdjusted Term SOFR for such Interest Period or Adjusted Daily LIBO RateSimple SOFR, as applicable, or (ii) the Administrative Agent shall have received notice from the Required Lenders that the Eurodollar Base Rate or the Daily LIBO Rate, as applicable, determined or to be determined(i) prior to the commencement of any Interest Period, Adjusted Term SOFR for such Interest Period will not adequately and fairly reflect the cost to such Lenders (as conclusively certified by such Lenders) of making or maintaining their affected Loans or (ii) at any time, Adjusted Daily Simple SOFR will not adequately and fairly reflect the cost to such Lenders (as conclusively certified by such Lenders) of making or maintaining their affected Loans, the Administrative Agent shall give telecopy or telephonic notice thereof to the Borrower and the relevant Lenders as soon as practicable thereafter. If such notice is given, then until such notice has been withdrawn, any outstanding Loans shall bear interest at a rate per annum equal to the ABR plus the Applicable Margin.the Lenders shall be under no obligation to, and shall not, make additional Term SOFR Loans and/or Daily Simple SOFR Loans, as applicable, Continue Term SOFR Loans (if applicable) or Convert Loans into Term SOFR Loans and/or Daily Simple SOFR Loans, as applicable, and the Borrower shall, (1) on the last day of each current Interest

41 Period for any outstanding Term SOFR Loans or (2) immediately for any Daily Simple SOFR Loans, (x) in the case of clause (1), either prepay such Loan or Convert such Loan into a Daily Simple SOFR Loan (to the extent available) or an ABR Loan and (y) in the case of clause (2), either prepay such Loan or Convert such Loan into an ABR Loan. (b) On March 5, 2021, the ICE Benchmark Administration, the administrator of LIBOR (the “IBA”) and the U.K. Financial Conduct Authority, the regulatory supervisor for the IBA, announced in a public statement the future cessation or loss of representativeness of overnight/Spot Next, 1-week, 1-month, 2-month, 3-month, 6-month and 12-month USD LIBOR tenor settings (collectively, the “Cessation Announcements”).[Reserved]. (c) Notwithstanding anything to the contrary herein or in any other Loan Document, if a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting ofhas occurred the Administrative Agent and the Borrower may amend this Agreement to replace the then-current Benchmark, then (x) if with a Benchmark Replacement is determined in accordance with clause (1) or (2) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (y) if a Benchmark Replacement is determined in accordance with clause (3) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting. Any such amendment shall become effective at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement isthe Administrative Agent posted such providposed to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document all affected Lenders and the Borrower so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders. (d) In connection with the implementation and administration of a Benchmark Replacement, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. (e) The Administrative Agent will promptly notify the Borrower and the Lenders of (i) any occurrence of a Benchmark Transition Event (other than a Benchmark Transition Event with respect to USD LIBOR resulting from the Cessation Announcements), a Term SOFR Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes, (iv) the removal or reinstatement of any tenor of a Benchmark pursuant to paragraph (f) below and (v) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.13, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this

42 Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.13. (f) Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including Term SOFR or USD LIBOR) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representativebe compliant with, or the administration of such Benchmark fails to be aligned with, the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks, then the Administrative Agent may modify the definition of “iInterest pPeriod” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative, non-compliant or non-aligned tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmarkcompliant with, or the administration of such Benchmark fails to be aligned with, the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “iInterest pPeriod” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor. (g) Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any request for a Loan bearing interest based on USD LIBOR ,under the Term SOFR option or the Daily Simple SOFR Rate option, or conversion to or continuation of Loans bearing interest based on USD LIBORunder the Term SOFR option or the Daily Simple SOFR Rate option, as applicable, to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request into a request for a Loanborrowing of, or conversion to Loans bearing interest under the, to the extent Daily Simple SOFR is available, Daily Simple SOFR Loans or, if Daily Simple SOFR is not available, ABR Loans. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of the Base RateABR based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of the Base RateABR. (h) Notwithstanding anything to the contrary herein or in any other Loan Document and subject to the proviso below in this paragraph, if a Term SOFR Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then (i) the applicable Benchmark Replacement will replace the then-current Benchmark for all purposes hereunder or under any Loan Document in respect of such Benchmark setting (the “Secondary Term SOFR Conversion Date”) and subsequent Benchmark settings, without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document; and (ii) Loans outstanding on the Secondary Term SOFR Conversion Date bearing interest based on the then-current Benchmark shall be deemed to have been converted to Loans bearing interest at the Benchmark Replacement with a tenor approximately the same length as the interest payment period of the then-current Benchmark; provided that, this paragraph (h) shall not be effective unless the Administrative Agent has delivered to the Lenders and the Borrower a Term SOFR Notice.

43 2.14 Pro Rata Treatment and Payments. (a) Except as set forth in Section 2.20 below, each borrowing by the Borrower from the Lenders hereunder, each payment by the Borrower on account of any commitment fee and any reduction of the Commitments of the Lenders shall be made pro rata according to the respective Percentage Interests of the Lenders. (b) Except as set forth in Section 2.20 below, each payment (including each prepayment) by the Borrower on account of principal of and interest on the Revolving Loans shall be made pro rata according to the respective outstanding principal amounts of the Revolving Loans then held by the Lenders. (c) All payments (including prepayments) to be made by the Borrower hereunder, whether on account of principal, interest, fees or otherwise, shall be made without setoff or counterclaim and shall be made prior to 12:00 Noon, New York City time, on the due date thereof to the Administrative Agent, for the account of the Lenders, at the Funding Office, in Dollars and in immediately available funds. Except as set forth in Section 2.20 below, the Administrative Agent shall distribute such payments to each Lender promptly upon receipt in like funds as received, net of any amounts owing by such Lender pursuant to Section 9.7. If any payment hereunder becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day. In the case of any extension of any payment of principal pursuant to the preceding sentence, interest thereon shall be payable at the then applicable rate during such extension. (d) Unless the Administrative Agent shall have been notified in writing by any Lender prior to a borrowing that such Lender will not make the amount that would constitute its share of such borrowing available to the Administrative Agent, the Administrative Agent may assume that such Lender is making such amount available to the Administrative Agent, and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If such amount is not made available to the Administrative Agent by the required time on the Borrowing Date therefor, such Lender shall pay to the Administrative Agent, on demand, such amount with interest thereon, at a rate equal to the greater of (i) the New York Fed Bank Rate and (ii) a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation, for the period until such Lender makes such amount immediately available to the Administrative Agent. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts owing under this paragraph shall be conclusive in the absence of manifest error. If such Lender’s share of such borrowing is not made available to the Administrative Agent by such Lender within three (3) Business Days after such Borrowing Date, the Administrative Agent shall also be entitled to recover such amount with interest thereon at the rate per annum applicable to Loans, on demand, from the Borrower. (e) Unless the Administrative Agent shall have been notified in writing by the Borrower prior to the date of any payment due to be made by the Borrower hereunder that the Borrower will not make such payment to the Administrative Agent, the Administrative Agent may assume that the Borrower is making such payment, and the Administrative Agent may, but shall not be required to, in reliance upon such assumption and, subject to Section 2.20, make available to the Lenders their respective pro rata shares of a corresponding amount. If such payment is not made to the Administrative Agent by the Borrower within three (3) Business Days after such due date, the Administrative Agent shall be entitled to recover, on demand, from each Lender to which any amount which was made available pursuant to the preceding sentence, such amount with interest thereon at the rate per annum equal to the daily average New York Fed Bank Rate. Nothing

44 herein shall be deemed to limit the rights of the Administrative Agent or any Lender against the Borrower. (f) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.4(b), 2.4(c), 2.14(d), 2.14(e), 3.4(a) or 9.7, then the Administrative Agent may, in its discretion (notwithstanding any contrary provision of this Agreement), apply any amounts thereafter received by the Administrative Agent, the Swingline Lender or the applicable Issuing Lender(s) for the account of such Lender to satisfy such Lender’s obligations under such Sections until all such unsatisfied obligations are fully paid. 2.15 Requirements of Law. (a) If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof or compliance by the Administrative Agent, the applicable Issuing Lender(s) or any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof: (i) shall subject the Administrative Agent, such Issuing Lender(s) or any Lender to any tax of any kind whatsoever with respect to this Agreement, any Letter of Credit, any Application or any Loan made by it, or change the basis of taxation of payments to the Administrative Agent, the Issuing Lenders or such Lender in respect thereof (except for Non-Excluded Taxes or Other Taxes, in either case covered by Section 2.16, and changes in the rate of tax on the overall net income of the Administrative Agent, the Issuing Lenders or such Lender); (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender that is not otherwise included in the determination of theAdjusted Term SOFR or Adjusted Daily LIBO RateSimple SOFR; or (iii) shall impose on such Lender or Issuing Lender any other similar condition, cost or expense (other than Taxes) affecting the Loans made by such Lender or any Letter of Credit or participation therein; and the result of any of the foregoing is to increase the cost to the Administrative Agent, such Issuing Lender(s) or such Lender, by an amount that the Administrative Agent, such Issuing Lender(s) or such Lender deems to be material, of making, converting into, continuing or maintaining Loans the interest on which is determined by reference to Adjusted Term SOFR or Adjusted Daily Simple SOFR (or of maintaining its obligation to make any such Loan) or issuing or participating in Letters of Credit, or to reduce any amount receivable by the Administrative Agent, such Issuing Lender(s) or such Lender hereunder in respect thereof, then, in any such case, the Borrower shall promptly pay the Administrative Agent, such Issuing Lender(s) or such Lender, upon its demand, any additional amounts necessary to compensate the Administrative Agent, such Issuing Lender(s) or such Lender for such increased cost or reduced amount receivable. If the Administrative Agent, such Issuing Lender(s) or any Lender becomes entitled to claim any additional amounts pursuant to this paragraph, it shall promptly notify the Borrower by providing a certificate along with reasonably detailed calculations of such additional amounts (with a copy to the Administrative Agent, if applicable) of the event by reason of which it has become so entitled. (b) If any Lender shall have determined that the adoption of or any change in any Requirement of Law regarding capital or liquidity adequacy or in the interpretation or application

45 thereof or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof shall have the effect of reducing the rate of return on such Lender’s or such corporation’s capital as a consequence of its obligations hereunder or under or in respect of any Letter of Credit to a level below that which such Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender’s or such corporation’s policies with respect to capital adequacy and liquidity) by an amount deemed by such Lender to be material, then from time to time, after submission by such Lender to the Borrower by providing a certificate along with reasonably detailed calculations of such additional amounts (with a copy to the Administrative Agent) of a written request therefor, the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender or such corporation for such reduction. (c) Notwithstanding anything herein to the contrary, (i) all requests, rules, guidelines, requirements and directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or by United States or foreign regulatory authorities, in each case pursuant to Basel III, and (ii) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines, requirements and directives thereunder or issued in connection therewith or in implementation thereof, shall in each case be deemed to be a change in a Requirement of Law, regardless of the date enacted, adopted, issued or implemented. (d) A certificate as to any additional amounts payable pursuant to this Section 2.15 submitted by the Administrative Agent, such Issuing Lender(s) or any Lender to the Borrower (with a copy to the Administrative Agent, if applicable) shall be conclusive in the absence of manifest error. Notwithstanding anything to the contrary in this Section 2.15, the Borrower shall not be required to compensate the Administrative Agent, such Issuing Lender(s) or a Lender pursuant to this Section 2.15 for any amounts incurred more than six months prior to the date that the Administrative Agent, such Issuing Lender(s) or such Lender notifies the Borrower of such Lender’s intention to claim compensation therefor; provided that, if the circumstances giving rise to such claim have a retroactive effect, then such six-month period shall be extended to include the period of such retroactive effect. The obligations of the Borrower pursuant to this Section 2.15 shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder. 2.16 Taxes. (a) All payments made by or on behalf of the Borrower under this Agreement or any other Loan Document shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority (including any taxes or withholdings arising under FATCA), excluding taxes imposed on or measured by net income (however denominated) or franchise taxes, or branch profit taxes imposed (i) as a result of the Administrative Agent or any Lender being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in the United States (or a political subdivision thereof) or any jurisdiction imposing such tax (or any political subdivision thereof) or (ii) on the Administrative Agent or any Lender as a result of a present or former connection between the Administrative Agent or such Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from the Administrative Agent or such Lender having executed, delivered or performed its

46 obligations or received a payment under, or enforced, this Agreement or any other Loan Document), unless such a deduction or withholding is required by law, as determined in good faith by the applicable withholding agent. If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings (“Non-Excluded Taxes”) or Other Taxes are required to be withheld from any amounts payable to the Administrative Agent or any Lender hereunder, the amounts so payable to the Administrative Agent or such Lender shall be increased as necessary so that, after such withholding has been made (including such withholdings applicable to additional sums payable under this Section 2.16), the amounts received with respect to this Agreement or any other Loan Document equal the sum which would have been received had no such withholding been made, provided, however, that the Borrower shall not be required to increase any such amounts payable to any Lender or the Administrative Agent with respect to any Non-Excluded Taxes pursuant to this Section 2.16(a) (i) that are attributable to such Lender’s failure to comply with the requirements of paragraph (d), (e) or (f) of this Section 2.16, (ii) that are United States withholding taxes imposed on amounts payable to or for the account of such Lender or the Administrative Agent at the time such Lender or the Administrative Agent becomes a party to this Agreement or such Lender changes its lending office, except to the extent that such Lender’s assignor (if any) or such Lender (in the case of a change in lending office) was entitled, at the time of assignment or immediately before it changed its lending office, to receive additional amounts from the Borrower with respect to such Non-Excluded Taxes pursuant to this paragraph or (iii) that are imposed pursuant to FATCA. (b) In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law. (c) Whenever any taxes are payable by the Borrower pursuant to this Section 2.16, as promptly as possible thereafter the Borrower shall send to the Administrative Agent for its own account or for the account of the relevant Lender, as the case may be, a complete and correct copy of an original official receipt received by the Borrower showing payment thereof. If the Borrower fails to pay any Non-Excluded Taxes or Other Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent the required receipts or other required documentary evidence, the Borrower shall indemnify the Administrative Agent and the Lenders for any incremental taxes, interest or penalties that may become payable by the Administrative Agent or any Lender as a result of any such failure. If the Borrower is required by law to deduct and/or withhold any taxes, levies, imposts, duties, charges, fees, deduction or withholdings, other than Non-Excluded Taxes and Other Taxes, then (i) the Borrower shall make such deductions, (ii) the Borrower shall pay the amount deducted to the relevant Governmental Authority or other authority in accordance with applicable law, and (iii) the amounts so deducted and paid to the relevant Governmental Authority shall be treated under this Agreement as made to the affected Lender. (d) Each Lender (or Transferee) that is not a “United States person” as defined in Section 7701(a)(30) of the Code (a “Non U.S. Lender”) shall deliver to the Borrower and the Administrative Agent (or, in the case of a Participant, to the Lender from which the related participation shall have been purchased) (i) two copies of either U.S. Internal Revenue Service (“IRS”) Form W-8BEN or Form W-8BEN-E, Form W-8ECI, or Form W-8IMY (together with any applicable underlying IRS forms), (ii) in the case of a Non U.S. Lender claiming exemption from U.S. federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of “portfolio interest”, a statement substantially in the form of Exhibit G and the applicable IRS Form W-8, or any subsequent versions thereof or successors thereto, properly completed and duly executed by such Non U.S. Lender claiming complete exemption from U.S. federal withholding tax on payments under this Agreement and the other Loan Documents, or (iii) any other form prescribed by applicable requirements of U.S. federal income tax law as a basis for claiming

47 exemption from or a reduction in U.S. federal withholding tax duly completed together with such supplementary documentation as may be prescribed by applicable requirements of law to permit the Borrower and the Administrative Agent to determine the withholding or deduction required to be made. Such forms shall be delivered by each Non U.S. Lender on or before the date it becomes a party to this Agreement (or, in the case of any Participant, on or before the date such Participant purchases the related participation) and from time to time thereafter upon the request of the Borrower or the Administrative Agent. In addition, each Non U.S. Lender shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Non U.S. Lender. Each Non-U.S. Lender shall promptly notify the Borrower and the Administrative Agent at any time it determines that it is no longer in a position to provide any previously delivered certificate to the Borrower (or any other form of certification adopted by the U.S. taxing authorities for such purpose). Each Lender (or Transferee) that is a “United States person” as defined in Section 7701(a)(30) of the Code (a “U.S. Lender”) shall deliver to the Borrower and the Administrative Agent (or, in the case of a Participant, to the Lender from which the related participation shall have been purchased) two copies of U.S. Internal Revenue Service Form W-9, or any subsequent versions thereof or successors thereto, properly completed and duly executed by such U.S. Lender certifying an exemption from U.S. federal backup withholding tax on all payments by the Borrower under this Agreement and the other Loan Documents. Such forms shall be delivered by each U.S. Lender on or before the date it becomes a party to this Agreement (or, in the case of any Participant, on or before the date such Participant purchases the related participation) and from time to time thereafter upon the request of the Borrower or the Administrative Agent. In addition, each U.S. Lender shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such U.S. Lender. Each U.S. Lender shall promptly notify the Borrower at any time it determines that it is no longer in a position to provide any previously delivered certificate to the Borrower (or any other form of certification adopted by the U.S. taxing authorities for such purpose). Notwithstanding any other provision of this Section, a Non U.S. Lender shall not be required to deliver any form pursuant to this Section that such Non U.S. Lender is not legally able to deliver. (e) A Lender that is entitled to an exemption from or reduction of non-U.S. withholding tax under the law of the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate, provided that such Lender is legally entitled to complete, execute and deliver such documentation and in such Lender’s judgment such completion, execution or submission would not materially prejudice the legal or commercial position of such Lender. (f) If a payment made to a Lender under this Agreement would be subject to U.S. federal withholding tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent, at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or Administrative Agent, such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with its obligations under FATCA, to determine that such Lender has or has not complied with such Lender’s obligations under FATCA and, as necessary, to determine the amount to deduct and withhold from such payment. Solely for

48 purposes of this clause (f), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. (g) If the Administrative Agent or any Lender determines, in its sole discretion (exercised in good faith), that it has received a refund of any tax as to which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to this Section 2.16, it shall pay over such refund to the Borrower (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section 2.16 with respect to the tax giving rise to such refund), net of all out-of-pocket expenses of the Administrative Agent or such Lender and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided, that the Borrower, upon the request of the Administrative Agent or such Lender, agrees to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent or such Lender in the event the Administrative Agent or such Lender is required to repay such refund to such Governmental Authority. This paragraph shall not be construed to require the Administrative Agent or any Lender to make available its tax returns (or any other information relating to its taxes which it deems confidential) to the Borrower or any other Person. (h) For purposes of determining withholding Taxes imposed under FATCA, from and after the Second Amendment Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) this Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i). (i) The agreements in this Section 2.16 shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder. 2.17 [Reserved]Compensation for Losses.. Upon written demand of any Lender (with a copy to the Administrative Agent) from time to time, the Borrower shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense as reasonably determined by the applicable Lender attributable to: (a) any Continuation, Conversion, payment or prepayment of any Loan other than an ABR Loan or a Daily Simple SOFR Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise); (b) any failure by the Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, Continue or Convert any Loan other than an ABR Loan or a Daily Simple SOFR Loan on the date or in the amount notified by the Borrower; or (c) any assignment of a Term SOFR Loan on a day other than the last day of the Interest Period therefor as a result of a request by the Borrower pursuant to Section 2.19; including any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained. The Borrower shall also pay any customary administrative fees charged by such Lender in connection with the foregoing. 2.18 Change of Lending Office. Each Lender agrees that, upon the occurrence of any event giving rise to the operation of Section 2.15 or 2.16(a) with respect to such Lender, it will, if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Lender) to

49 designate another lending office for any Loans affected by such event with the object of avoiding the consequences of such event; provided, that such designation is made on terms that, in the sole judgment of such Lender (exercised in good faith), cause such Lender and its lending office(s) to suffer no economic, legal or regulatory disadvantage, and provided, further, that nothing in this Section shall affect or postpone any of the obligations of the Borrower or the rights of any Lender pursuant to Section 2.15 or 2.16(a). 2.19 Replacement of Lenders. The Borrower shall be permitted to replace any Lender (a) to which the Borrower becomes required to pay additional amounts pursuant to Section 2.15 or 2.16(a), (b) that is a Defaulting Lender, or (c) that does not consent to any proposed amendment, supplement, modification, consent or waiver of any provision of this Agreement or any other Loan Document that requires the consent of each of the Lenders or each of the Lenders affected thereby (so long as the consent of the Required Lenders has been obtained), with a replacement financial institution; provided that (i) such replacement does not conflict with any Requirement of Law, (ii) no Event of Default shall have occurred and be continuing at the time of such replacement, (iii) prior to any such replacement, such Lender shall have taken no action under Section 2.18 so as to eliminate the continued need for payment of amounts owing pursuant to Section 2.15 or 2.16(a), (iv) the replacement Lender shall purchase, at par, all Loans and other amounts owing to such replaced Lender on or prior to the date of replacement (it being understood that, upon receipt by such replaced Lender of all amounts owing to it, such replaced Lender shall be deemed to have assigned its Commitment to the replacement Lender pursuant to a form of Assignment and Assumption in accordance with the provisions of Section 10.6), (v) [reserved], (vi) the replacement Lender shall be an Eligible Assignee reasonably satisfactory to the Administrative Agent, (vii) the replaced Lender shall be obligated to make such replacement in accordance with the provisions of Section 10.6 (provided that the Borrower shall be obligated to pay the registration and processing fee referred to therein), (viii) until such time as such replacement shall be consummated, the Borrower shall pay all additional amounts (if any) required pursuant to Section 2.15 or 2.16(a), as the case may be, and (ix) any such replacement shall not be deemed to be a waiver of any rights that the Borrower, the Administrative Agent or any other Lender shall have against the replaced Lender. 2.20 Defaulting Lenders. (a) Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by applicable law: (i) Voting. Such Defaulting Lender shall not be entitled to vote on any matter requiring the consent or approval of all Lenders or the Required Lenders, and the Commitment of such Defaulting Lender shall not be included in determining whether all Lenders or the Required Lenders have taken or may take any action hereunder (including any consent to any amendment, waiver or other modification pursuant to Section 10.1), provided that (a) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender which affects such Defaulting Lender more adversely than other affected Lenders shall require the consent of such Defaulting Lender and (b) the Commitment of such Defaulting Lender may not be increased without the consent of such Defaulting Lender. (ii) Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Section 8 or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 10.7 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the

50 Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to any Issuing Lender or Swingline Lender hereunder; third, to Cash Collateralize the Issuing Lenders’ Fronting Exposure with respect to such Defaulting Lender in accordance with Section 3.9; fourth, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrower, to be held in a deposit account and released pro rata in order to (x) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement and (y) Cash Collateralize the Issuing Lenders’ future Fronting Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in accordance with Section 3.9; sixth, to the payment of any amounts owing to the Lenders, the Issuing Lenders or Swingline Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender, the Issuing Lenders or Swingline Lenders against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or L/C Obligations in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 5.2 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and L/C Obligations owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or L/C Obligations owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in L/C Obligations and Swingline Loans are held by the Lenders pro rata in accordance with the Commitments without giving effect to Section 2.20(a)(iv). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 2.20 shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto. (iii) Certain Fees: (A) No Defaulting Lender shall be entitled to receive any commitment fee contemplated by Section 2.5(a) for any period during which that Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender). (B) Each Defaulting Lender shall be entitled to receive any fees pursuant to Section 3.3 for any period during which that Lender is a Defaulting Lender only to the extent allocable to its Percentage Interest of the stated amount of Letters of Credit for which the Defaulting Lender has provided Cash Collateral pursuant to Section 2.20(a)(ii). (C) With respect to any fees pursuant to Section 3.3 not required to be paid to any Defaulting Lender pursuant to clause (A) or (B) above, the Borrower shall (x) pay to each Non-Defaulting Lender that portion of any such fee otherwise

51 payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in L/C Obligations or Swingline Loans that has been reallocated to such Non-Defaulting Lender pursuant to clause (iv) below, (y) pay to each Issuing Lender and Swingline Lender, as applicable, the amount of any such fee otherwise payable to such Defaulting Lender to the extent allocable to such Issuing Lender’s or Swingline Lender’s Fronting Exposure to such Defaulting Lender, and (z) not be required to pay the remaining amount of any such fee. (iv) Reallocation of Participations to Reduce Fronting Exposure. All or any part of such Defaulting Lender’s participation in L/C Obligations and Swingline Loans shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Percentage Interests (calculated without regard to such Defaulting Lender’s Commitment) but only to the extent that (x) the conditions set forth in Section 5.2 are satisfied at the time of such reallocation (and, unless the Borrower shall have otherwise notified the Administrative Agent at such time, the Borrower shall be deemed to have represented and warranted that such conditions are satisfied at such time), and (y) such reallocation does not cause the Revolving Credit Exposure of any Non-Defaulting Lender to exceed such Non-Defaulting Lender’s Commitment. No reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation. (v) Cash Collateral, Repayment of Swingline Loans. If the reallocation described in clause (iv) above cannot, or can only partially, be effected, the Borrower shall, without prejudice to any right or remedy available to it hereunder or under law, (x) first, prepay Swingline Loans in an amount equal to the Swingline Lenders’ Fronting Exposure and (y) second, Cash Collateralize the Issuing Lenders’ Fronting Exposure in accordance with the procedures set forth in Section 3.9. (b) Defaulting Lender Cure. If the Borrower, the Administrative Agent, the Swingline Lender and the Issuing Lenders agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Letters of Credit and Swingline Loans to be held pro rata by the Lenders in accordance with the Commitments (without giving effect to Section 2.20(a)(iv)), whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. (c) New Swingline Loans/Letters of Credit. So long as any Lender is a Defaulting Lender, (i) the Swingline Lender shall not be required to fund any Swingline Loans unless it is satisfied that it will have no Fronting Exposure after giving effect to such Swingline Loan and (ii) no Issuing Lender shall be required to issue, extend, renew or increase any Letter of Credit unless it is satisfied that it will have no Fronting Exposure after giving effect thereto.

52 2.21 Increase in Commitments. The Borrower may, at its option, at any time or from time to time prior to the Termination Date, increase the Total Commitments (each such increase, a “Commitment Increase” and the additional Commitments pursuant to each such Commitment Increase, “Incremental Commitments”) to an aggregate principal amount not to exceed $700,000,000800,000,000 (with each Commitment Increase being in a minimum aggregate principal amount of $5,000,000 (the “Minimum Increase Amount”) or a whole multiple of $1,000,000 in excess of the Minimum Increase Amount) by requesting that existing Lenders or new lenders commit to any such increase; provided that: (i) no Lender shall be required to commit to any such increase; (ii) no such increase shall become effective unless at the time thereof and after giving effect thereto (A) no Default or Event of Default shall have occurred and be continuing, (B) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects, provided, that, to the extent any such representation and warranty is already qualified by materiality or reference to Material Adverse Effect, such representation shall be true and correct in all respects, and (C) the Administrative Agent shall have received a certificate from the Borrower to the effect of (A) and (B) of clause (ii); and (iii) no new lender shall become a Lender pursuant to this Section 2.21 unless such lender is an Eligible Assignee and the Administrative Agent shall have given its prior written consent, which consent shall not be unreasonably withheld. The Borrower shall be entitled to pay upfront or other fees to such lenders who extend credit pursuant to this Section 2.21 as the Borrower and such lenders may agree. Each Commitment Increase shall become effective on the date (each such date, an “Increased Facility Closing Date”) specified in an activation notice delivered to the Administrative Agent no less than ten (10) Business Days prior to the effective date of such notice specifying the amount of the increase and the effective date thereof. Each new lender that provides any part of any such increase in the Commitments (a “New Lender”) shall execute a New Lender Supplement (each, a “New Lender Supplement”), substantially in the form of Exhibit E, whereupon such New Lender shall become a Lender for all purposes and to the same extent as if originally a party hereto and shall be bound by and entitled to the benefits of this Agreement to such extent. On any Increased Facility Closing Date, subject to the satisfaction of the foregoing terms and conditions, (i) each of the Lenders shall be deemed to assign to each Person with Incremental Commitments (each, an “Incremental Lender”) and each of the Incremental Lenders shall be deemed to purchase from each of the Lenders, at the principal amount thereof, such interests in the Revolving Loans outstanding on such Increased Facility Closing Date as shall be necessary in order that, after giving effect to all such assignments and purchases, the Revolving Loans will be held by the Lenders (including Incremental Lenders) ratably in accordance with their respective Commitments after giving effect to the addition of such Incremental Commitments to the Commitments, (ii) each Incremental Commitment shall be deemed for all purposes a Commitment and each Revolving Loan made thereunder (an “Incremental Loan”) shall be deemed for all purposes a Revolving Loan and (iii) each Incremental Lender that is a New Lender shall become a Lender in accordance with the immediately preceding sentence. The terms and provisions of the Incremental Loans and Incremental Commitments shall be substantially identical to the terms and conditions of the Revolving Loans and Commitments. 2.22 Extension of Termination Date. (a) The Borrower may, by notice to the Administrative Agent (who shall promptly notify the Lenders) not earlier than 90 calendar days and not later than 60 calendar days prior to each anniversary of the Closing Date, request that each Lender extend the Termination Date for an additional year (or, if such request is made during such period immediately preceding the second anniversary of the Closing Date, for an additional two years) from the Termination Date then in effect hereunder (the “Existing Termination Date”). Any anniversary of the Closing Date with respect to which any such request is made is referred to herein as the “Relevant Anniversary Date”. (b) Each Lender, in its sole discretion, shall advise the Administrative Agent whether or not such Lender agrees to such extension. If a Lender agrees to such extension (an “Extending

53 Lender”), it shall notify the Administrative Agent, in writing, of its decision to do so no later than 15 Business Days prior to the Relevant Anniversary Date. A Lender that determines not to so extend its Commitment shall so notify the Administrative Agent promptly after making such determination and is herein called a “Non-Extending Lender”. If a Lender does not give timely notice to the Administrative Agent of whether or not such Lender agrees to such extension, it shall be deemed to be a Non-Extending Lender; provided that any Non-Extending Lender may, with the consent of the Borrower, the Swingline Lender, the Issuing Lenders and the Administrative Agent (such consent of the Administrative Agent not to be unreasonably withheld, conditioned or delayed), subsequently become an Extending Lender by notice to the Administrative Agent and the Borrower. (c) The Administrative Agent shall notify the Borrower promptly of each Lender’s determination. (d) The Borrower shall have the right, on or before the Relevant Anniversary Date, at its own expense, to require any Non-Extending Lender to transfer and assign without recourse (in accordance with and subject to the restrictions contained in Section 10.6) all its interests, rights and obligations under this Agreement to one or more banks or other financial institutions identified to the Non-Extending Lender, which may include any Lender (each an “Additional Lender”), provided that (x) such Additional Lender shall be subject to the approval of the Administrative Agent, the Swingline Lender and the Issuing Lenders and, if such Additional Lender is not already a Lender hereunder, the Administrative Agent, the Swingline Lender, the Issuing Lenders and the Borrower (such approvals not to be unreasonably withheld); (y) such assignment shall become effective as of a date specified by the Borrower; and (z) the Additional Lender shall pay to such Non-Extending Lender in immediately available funds on the effective date of such assignment the principal of, and interest accrued to the date of payment on, the Loans made by it hereunder and all other amounts accrued for its account or owed to it hereunder. (e) If (and only if) the total of the Commitments of the Lenders that have agreed so to extend the Existing Termination Date and the additional Commitments of the Additional Lenders shall be more than 50% of the aggregate amount of the Commitments in effect immediately prior to the Relevant Anniversary Date, then, upon the Borrower’s election and prompt notification to the Administrative Agent, effective as of the Relevant Anniversary Date, the Existing Termination Date shall be extended to the numerically corresponding day in the same calendar month in the immediately succeeding year (or, if such extension is for a period of an additional two years as provided in Section 2.22(a), in the second succeeding year) after the Existing Termination Date (except that, if such date is not a Business Day, such Termination Date as so extended shall be the immediately preceding Business Day) and each Additional Lender shall thereupon become a “Lender” for all purposes of this Agreement. In the event of any such extension, the Commitment of each Non-Extending Lender that has not been replaced as provided in Section 2.22(d) shall terminate on the Termination Date in effect prior to any such extension and the outstanding principal balance of all Loans and other amounts payable hereunder to such Non-Extending Lender shall become due and payable on such Termination Date and the total Commitments of the Lenders hereunder shall be reduced by the Commitments of the Non-Extending Lenders so terminated on such Termination Date. (f) Notwithstanding the foregoing, the extension of the Termination Date pursuant to this Section 2.22 shall not be effective with respect to any Lender unless (i) no Default or Event of Default has occurred and is continuing on the Relevant Anniversary Date after giving effect to such extension; and (ii) the representations and warranties of the Borrower set forth in Article IV shall be true and correct in all material respects on and as of the Relevant Anniversary Date as though

54 made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, true and correct in all material respects as of such specific date and, for purposes of this Section 2.22, the representations and warranties contained in Section 4.1 shall be deemed to refer to the most recent statements delivered pursuant to clauses (a) and (b), respectively, of Section 6.1) (provided, that such materiality qualifier shall not be applicable to any representation or warranty that already is qualified or modified by materiality in the text thereof). As a condition precedent to each such extension, the Borrower shall deliver to the Administrative Agent a certificate of the Borrower dated as of the date of such extension and signed by an authorized officer of the Borrower certifying as to compliance with this Section 2.22(f). 2.23 Number of Interest Periods. There may be no more than eight (8) different Interest Periods outstanding at the same time. 2.24 Illegality. If any Lender determines that any Requirement of Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its lending office to make, maintain or fund Loans whose interest is determined by reference to Adjusted Term SOFR or Adjusted Daily Simple SOFR, or to determine or charge interest rates based upon Adjusted Term SOFR or Adjusted Daily Simple SOFR, then, on notice thereof by such Lender to the Borrower through the Administrative Agent, (i) any obligation of such Lender to make or Continue Term SOFR Loans or Daily Simple SOFR Loans, or to Convert Loans to Term SOFR Loans or Daily Simple SOFR Loans shall be suspended and (ii) if such notice asserts the illegality of such Lender making or maintaining ABR Loans the interest rate on which is determined by reference to the Adjusted Daily Simple SOFR component of ABR, the interest rate on which ABR Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Adjusted Daily Simple SOFR component of ABR, in each case until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, (x) the Borrower shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all Term SOFR Loans or Daily Simple SOFR Loans, as applicable, of such Lender to, to the extent Daily Simple SOFR is available and not subject to circumstances giving rise to such determination, Daily Simple SOFR Rate or, if Daily Simple SOFR is not available and/or subject to circumstances giving rise to such determination, ABR Loans (the interest rate on which ABR of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Adjusted Daily Simple SOFR component of ABR), either, in the case of Daily Simple SOFR Loans, immediately, or, in the case of Term SOFR Loans, on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Term SOFR Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such Term SOFR Loans, and (y) if such notice asserts the illegality of such Lender determining or charging interest rates based upon Adjusted Term SOFR or Adjusted Daily Simple SOFR for any period, the Administrative Agent shall during the period of such suspension compute ABR applicable to such Lender without reference to the Adjusted Daily Simple SOFR component thereof until the Administrative Agent is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon Adjusted Daily Simple SOFR. Upon any such prepayment or Conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted. SECTION 3. LETTERS OF CREDIT 3.1 L/C Commitment. (a) Subject to the terms and conditions hereof, each Issuing Lender, in reliance on the agreements of the other Lenders set forth in Section 3.4(a), agrees to issue letters of credit (“Letters of Credit”) for the account of the Borrower (and on behalf of the Borrower or any of its Subsidiaries

55 or Joint Ventures) on any Business Day during the Commitment Period in such customary form as may be approved from time to time by such Issuing Lender; provided that such Issuing Lender shall have no obligation to issue any Letter of Credit if, after giving effect to such issuance, (i) the L/C Obligations in respect of Letters of Credit issued by such Issuing Lender would exceed such Issuing Lender’s Issuing Lender Limit, (ii) the aggregate amount of the Available Commitments would be less than zero, (iii) the Borrowing Base Availability would be less than zero or (iv) the L/C Obligations in respect of Letters of Credit that are Financial Letters of Credit would exceed the Financial Letter of Credit Sublimit. Each Letter of Credit shall (A) be denominated in Dollars and (B) expire no later than the date that is 364 days after the Termination Date, provided (I) that any Letter of Credit with an expiry date prior to the Termination Date may provide for the renewal thereof for additional periods (which shall in no event extend beyond the date referred to in clause (B) above) and (II) with respect to any Letter of Credit that expires on or after the date that is five Business Days prior to the Termination Date, at least 60 days prior to the Termination Date, the Borrower shall back-stop such Letter of Credit and/or deposit an amount in cash equal to 100% of the L/C Obligations in respect of such Letter of Credit in a cash collateral account established with the Administrative Agent for the benefit of the applicable Issuing Lender on terms and conditions satisfactory to the Administrative Agent and such Issuing Lender. The Borrower hereby acknowledges that the issuance of Letters of Credit for the account of a Subsidiary or Joint Venture inures to the benefit of the Borrower, and that the Borrower’s business derives substantial benefits from the businesses of each such Subsidiary or Joint Venture. From time to time and upon reasonable request therefor, (i) each Issuing Lender shall confirm to the Administrative Agent the L/C Exposure in respect of Letters of Credit issued by it and its portion of the L/C Commitment and (ii) the Administrative Agent shall confirm to each Issuing Lender the aggregate amount of Available Commitments. For the avoidance of doubt, in no event shall the sum of the Issuing Lenders’ respective portions of the L/C Commitment exceed the L/C Commitment. (b) No Issuing Lender shall at any time be obligated to issue any Letter of Credit if such issuance would conflict with, or cause any Issuing Lender or any L/C Participant to exceed any limits imposed by, any applicable Requirement of Law. 3.2 Procedure for Issuance of Letter of Credit. The Borrower may from time to time request that an Issuing Lender issue a Letter of Credit by delivering (including via electronic delivery) an Application therefor to such Issuing Lender at its address specified on Schedule 1.1E or such other address as such Issuing Lender shall notify to the Borrower, completed to the satisfaction of such Issuing Lender, and such information describing the purpose of the Letter of Credit, whether such Letter of Credit is a Financial Letter of Credit or a Performance Letter of Credit and the location of the related project or development as such Issuing Lender may request. Upon receipt of any Application, such Issuing Lender will process such Application and such information describing the purpose of the Letter of Credit and the location of the related project or development delivered to it in connection therewith in accordance with its customary procedures and shall issue, unless such Issuing Lender has received written notice from any Lender, the Administrative Agent or the Borrower, at least one (1) Business Day prior to the requested date of issuance or amendment of the applicable Letter of Credit, that one or more applicable conditions contained in Section 5.2 shall not be satisfied, the Letter of Credit requested thereby within two (2) Business Days after its receipt of the Application therefor and all such requested information relating thereto by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed to by such Issuing Lender and the Borrower. Such Issuing Lender shall furnish a copy of such Letter of Credit to the Borrower and the Administrative Agent promptly following the issuance thereof. Such Issuing Lender shall promptly furnish to the Administrative Agent, which shall in turn promptly furnish to the Lenders, notice of the issuance of each Letter of Credit (including the amount thereof). 3.3 Fees and Other Charges.

56 (a) The Borrower will pay a fee on the undrawn portion of all outstanding Letters of Credit at a per annum rate equal to the Applicable Margin then in effect with respect to Daily Simple SOFR Loans that bear interest based on the Daily LIBO Rate, shared ratably among the Lenders and payable quarterly in arrears on calendar quarters and within three (3) Business Days of receipt an invoice from Administrative Agent after the issuance date. In addition, the Borrower shall pay to each applicable Issuing Lender for its own account a fronting fee of 0.125% per annum on the aggregate undrawn and unexpired amount of each Letter of Credit, payable quarterly in arrears on calendar quarters and within three (3) Business Days of receipt an invoice from Administrative Agent or such Issuing Lender after the issuance date. (b) In addition to the foregoing fees, the Borrower shall pay or reimburse each Issuing Lender for such normal and customary costs and expenses as are incurred or charged by the Issuing Lender in issuing, negotiating, effecting payment under, amending or otherwise administering any Letter of Credit. 3.4 L/C Participations. (a) Each Issuing Lender irrevocably agrees to grant and hereby grants to each L/C Participant, and, to induce each Issuing Lender to issue Letters of Credit, each L/C Participant irrevocably agrees to accept and purchase and hereby accepts and purchases from each Issuing Lender, on the terms and conditions set forth below, for such L/C Participant’s own account and risk an undivided interest equal to such L/C Participant’s Percentage Interest in such Issuing Lender’s obligations and rights under and in respect of each Letter of Credit and the amount of each draft paid by such Issuing Lender thereunder. Each L/C Participant agrees with each Issuing Lender that, if a draft is paid under any Letter of Credit for which such Issuing Lender is not reimbursed in full by the Borrower in accordance with the terms of this Agreement (or in the event that any reimbursement received by such Issuing Lender shall be required to be returned by it at any time), such L/C Participant shall pay to such Issuing Lender upon demand at such Issuing Lender’s address specified on Schedule 1.1E or such other address as such Issuing Lender shall notify to the L/C Participants an amount equal to such L/C Participant’s Percentage Interest of the amount that is not so reimbursed (or is so returned). Each L/C Participant’s obligation to pay such amount shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any setoff, counterclaim, recoupment, defense or other right that such L/C Participant may have against any Issuing Lender, the Borrower or any other Person for any reason whatsoever, (ii) the occurrence or continuance of a Default or an Event of Default or the failure to satisfy any of the other conditions specified in Section 5, (iii) any adverse change in the condition (financial or otherwise) of the Borrower, (iv) any breach of this Agreement or any other Loan Document by the Borrower, any other Loan Party or any other L/C Participant or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing. (b) If any amount required to be paid by any L/C Participant to any Issuing Lender pursuant to Section 3.4(a) in respect of any unreimbursed portion of any payment made by such Issuing Lender under any Letter of Credit is paid to such Issuing Lender within three (3) Business Days after the date such payment is due, such L/C Participant shall pay to such Issuing Lender on demand an amount equal to the product of (i) such amount, times (ii) the daily average New York Fed Bank Rate during the period from and including the date such payment is required to the date on which such payment is immediately available to such Issuing Lender, times (iii) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is 360. If any such amount required to be paid by any L/C Participant pursuant to Section 3.4(a) is not made available to any Issuing Lender by such L/C Participant within three (3) Business Days after the date such payment is due, such Issuing Lender shall be entitled to recover from such

57 L/C Participant, on demand, such amount with interest thereon calculated from such due date at the rate per annum applicable to Loans under this Agreement. A certificate of an Issuing Lender submitted to any L/C Participant with respect to any amounts owing under this Section 3.4 shall be conclusive in the absence of manifest error. (c) Whenever, at any time after any Issuing Lender has made payment under any Letter of Credit and has received from any L/C Participant its pro rata share of such payment in accordance with Section 3.4(a), such Issuing Lender receives any payment related to such Letter of Credit (whether directly from the Borrower or otherwise, including proceeds of collateral applied thereto by such Issuing Lender), or any payment of interest on account thereof, such Issuing Lender will distribute to such L/C Participant its pro rata share thereof; provided, however, that in the event that any such payment received by such Issuing Lender shall be required to be returned by such Issuing Lender, such L/C Participant shall return to such Issuing Lender the portion thereof previously distributed by such Issuing Lender to it. 3.5 Reimbursement Obligation of the Borrower. If any draft is paid under any Letter of Credit, the Borrower shall reimburse the applicable Issuing Lender through the Administrative Agent if so requested by the Administrative Agent on the Business Day next succeeding the Business Day on which such Issuing Lender notifies the Borrower of the date and amount of a draft presented under any Letter of Credit and paid by such Issuing Lender for the amount of (a) the draft so paid and (b) any costs and expenses described in Section 3.3(b) incurred by such Issuing Lender in connection with such payment. Each such payment shall be made to such Issuing Lender or the Administrative Agent at (x) in the case of such Issuing Lender, its address specified on Schedule 1.1E or such other address as such Issuing Lender shall notify to the Borrower and (y) in the case of the Administrative Agent, at the Funding Office, in each case in Dollars and in immediately available funds. Interest shall be payable on any such amounts from the date on which the relevant draft is paid until payment in full at the rate set forth in (x) until the Business Day next succeeding the date of the relevant notice, Section 2.11(b) and (y) thereafter, Section 2.11(c). 3.6 Obligations Absolute. The Borrower’s obligations under this Section 3 shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment that the Borrower may have or have had against any Issuing Lender, any beneficiary of a Letter of Credit or any other Person. The Borrower also agrees with each Issuing Lender that such Issuing Lender shall not be responsible for, and the Borrower’s Reimbursement Obligations under Section 3.5 shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or any dispute between or among the Borrower and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or any claims whatsoever of the Borrower against any beneficiary of such Letter of Credit or any such transferee. No Issuing Lender shall be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, except for errors or omissions found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence, bad faith or willful misconduct of such Issuing Lender. The Borrower agrees that any action taken or omitted by any Issuing Lender under or in connection with any Letter of Credit or the related drafts or documents, if done in the absence of gross negligence, bad faith or willful misconduct, shall be binding on the Borrower and shall not result in any liability of such Issuing Lender to the Borrower. 3.7 Letter of Credit Payments. If any draft shall be presented for payment under any Letter of Credit, the applicable Issuing Lender shall, within one (1) Business Day after receipt thereof, notify the Borrower and the Administrative Agent of the date and amount thereof together with a copy of such draft. The responsibility of any Issuing Lender to the Borrower in connection with any draft presented for payment under any Letter of Credit shall, in addition to any payment obligation expressly provided for

58 in such Letter of Credit, be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment are substantially in conformity with such Letter of Credit. 3.8 Applications. To the extent that any provision of any Application related to any Letter of Credit is inconsistent with the provisions of this Agreement, the provisions of this Agreement shall apply. 3.9 Cash Collateral. At any time that there shall exist a Defaulting Lender, within three (3) Business Days following the written request of the Administrative Agent or any Issuing Lender (with a copy to the Administrative Agent) the Borrower shall Cash Collateralize the Issuing Lenders’ Fronting Exposure with respect to such Defaulting Lender (determined after giving effect to Section 2.20(a)(ii) and any Cash Collateral provided by such Defaulting Lender) in an amount not less than the Minimum Collateral Amount. (a) Grant of Security Interest. The Borrower, and to the extent that Cash Collateral is provided by any Defaulting Lender, such Defaulting Lender, hereby grants to the Administrative Agent, for the benefit of the Issuing Lenders, and agrees to maintain, a first priority security interest in all such Cash Collateral as security for the Defaulting Lenders’ obligation to fund participations in respect of L/C Obligations, to be applied pursuant to clause (b) below. If at any time the Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than the Administrative Agent and the Issuing Lenders as herein provided, or that the total amount of such Cash Collateral is less than the Minimum Collateral Amount, the Borrower will, promptly upon demand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency (after giving effect to any Cash Collateral provided by the Defaulting Lender). (b) Application. Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under this Section 3.9 or Section 2.20(a)(ii) in respect of Letters of Credit shall be applied to the satisfaction of the Defaulting Lender’s obligation to fund participations in respect of L/C Obligations (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) for which the Cash Collateral was so provided, prior to any other application of such property as may otherwise be provided for herein. (c) Termination of Requirement. Cash Collateral (or the appropriate portion thereof) provided to reduce any Issuing Lender’s Fronting Exposure shall no longer be required to be held as Cash Collateral pursuant to this Section 3.9 following (i) the elimination of the applicable Fronting Exposure (including by the termination of Defaulting Lender status of the applicable Lender), or (ii) the determination by the Administrative Agent and each Issuing Lender that there exists excess Cash Collateral; provided that, subject to Section 2.20 the Person providing Cash Collateral and each Issuing Lender may agree that Cash Collateral shall be held to support future anticipated Fronting Exposure or other obligations. SECTION 4. REPRESENTATIONS AND WARRANTIES To induce the Administrative Agent and the Lenders to enter into this Agreement and to make the Loans and issue or participate in the Letters of Credit, the Borrower hereby represents and warrants to the Administrative Agent and each Lender that: 4.1 Financial Statement. The Borrower has furnished to Lenders that are parties this Agreement on the Closing Date a copy of the Form 10-K of the Borrower for the period ended December 31, 2012 and the Form 10-Q of the Borrower for the period ended March 31, 2013; it being understood that

59 such financial statements filed with or furnished to the SEC by the Borrower (and which are available online on the SEC website, SEC.gov) shall be deemed to have been provided by the Borrower. The financial statements and the notes thereto included in such Form 10-K and Form 10-Q fairly present in all material respects the consolidated financial position of the Loan Parties and their respective Subsidiaries as at the dates specified therein and the consolidated results of operations and cash flows for the periods then ended, all in conformity with GAAP. 4.2 No Material Adverse Change. There has been no material adverse change in the financial condition of the Loan Parties and their respective Subsidiaries, taken as a whole, since December 31, 20122021. 4.3 Organization, Powers, and Capital Stock. Each of the Loan Parties (a) is a corporation, limited partnership or limited liability company (as applicable) duly organized or formed, validly existing and in good standing under laws of its state of incorporation or formation, (b) has the power and authority to own or hold under lease the properties it purports to own or hold under lease and to carry on its business as now conducted, (c) is duly qualified or licensed to transact business in every jurisdiction in which such qualification or licensing is necessary to enable it to enforce all of its contracts and other rights and to avoid any penalty or forfeiture except, in the case of this clause (c), to the extent the failure to do so would not have a Material Adverse Effect. 4.4 Authorization; and Validity of this Agreement; Consents; etc. (a) Each of the Loan Parties has the power and authority to execute and deliver this Agreement, the Notes, the Guarantee Agreement and the other Loan Documents to which it is a party and to perform all its obligations hereunder and thereunder. The execution and delivery by the Borrower of this Agreement and the Notes and by each of the Loan Parties of the Guarantee Agreement and the other Loan Documents to which it is a party and its performance of its obligations hereunder and thereunder and any and all actions taken by the Loan Parties (i) have been duly authorized by all requisite corporate action or other applicable limited partnership or limited liability company action, (ii) will not violate or be in conflict with (A) any provisions of law (including, without limitation, any applicable usury or similar law), (B) any order, rule, regulation, writ, judgment, injunction, decree or award of any court or other agency of government, or (C) any provision of its certificate or articles of incorporation or regulations or by-laws, certificate of limited partnership or limited partnership agreement, or articles or certificate of formation or operating or limited liability company agreement (as applicable), (iii) will not violate, be in conflict with, result in a breach of or constitute (with or without the giving of notice or the passage of time or both) a default under any indenture, agreement or other instrument to which such Loan Party is a party or by which it or any of its properties or assets is or may be bound (including without limitation any indentures pursuant to which any debt securities of the Borrower have been issued), except in each case where such violation, conflict or breach would not reasonably be expected to have a Material Adverse Effect and (iv) except as contemplated by this Agreement, will not result in the creation or imposition of any lien, charge or encumbrance upon, or any security interest in, any of its properties or assets. Each of this Agreement, the Notes, the Guarantee Agreement and the other Loan Documents has been duly executed and delivered by the Loan Parties party thereto. The Loan Documents constitute legal, valid and binding obligations of the Loan Parties party thereto, enforceable against such Loan Parties in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally. (b) None of the Loan Parties nor any of their respective Subsidiaries is a party to any agreement or instrument or is subject to any charter or other restrictions that could reasonably be

60 expected to have a Material Adverse Effect. None of the Loan Parties nor any of their respective Subsidiaries is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument to which it is a party that could reasonably be expected to have a Material Adverse Effect, and consummation of the transactions contemplated hereby and in the other Loan Documents will not cause any Loan Party to be in material default under any material indenture, agreement or other instrument to which such Loan Party is a party or by which it or any of its properties or assets is or may be bound (including without limitation any indentures pursuant to which any debt securities of the Borrower have been issued). (c) No order, license, consent, approval, authorization of, or registration, declaration, recording or filing (except for the filing of a Current Report on Form 8-K, and a quarterly report on Form 10-Q, in each case with the SEC) with, or validation of, or exemption by, any governmental or public authority (whether federal, state or local, domestic or foreign) or any subdivision thereof is required in connection with, or as a condition precedent to, the due and valid execution, delivery and performance by any Loan Party of any of the Loan Documents to which it is a party, or the legality, validity, binding effect or enforceability of any of the respective terms, provisions or conditions thereof. To the extent that any franchises, licenses, certificates, authorizations, approvals or consents from any federal, state or local (domestic or foreign) government, commission, bureau or agency are required for the acquisition, ownership, operation or maintenance by any Loan Party of properties now owned, operated or maintained by any of them, those franchises, licenses, certificates, authorizations, approvals and consents have been validly granted, are in full force and effect and constitute valid and sufficient authorization therefor, except in each case to the extent of omissions that would not have a Material Adverse Effect. 4.5 Compliance with Laws and Other Requirements. The Loan Parties are in compliance with and conform to all statutes, laws (including Environmental Laws), ordinances, rules, regulations, orders, restrictions and all other legal requirements of all domestic or foreign governments or any instrumentality thereof having jurisdiction over the conduct of their respective businesses or the ownership of their respective properties, the violation of which would have a Material Adverse Effect, including, without limitation, regulations of the Board, the Federal Interstate Land Sales Full Disclosure Act, the Florida Land Sales Act or any comparable statute in any other applicable jurisdiction. None of the Loan Parties has received any notice to the effect that any of them are (a) in non-compliance with any of the requirements of applicable Environmental Laws or any applicable federal, state and local health and safety statutes and regulations or (b) the subject of any governmental investigation concerning the release of any Hazardous Substances, in either case, which non-compliance or remedial action could reasonably be expected to have a Material Adverse Effect. 4.6 Litigation. There is no action, suit, proceeding, arbitration, inquiry or investigation (whether or not purportedly on behalf of the Borrower or any of its Subsidiaries) pending or, to the best knowledge of the Borrower, threatened against or affecting the Loan Parties or any of their respective Subsidiaries (including under or related to Environmental Laws) (a) with respect to this Agreement, the Notes, the Guarantee Agreement, any other Loan Document or the transactions contemplated hereby or (b) which could reasonably be expected to have a Material Adverse Effect. None of the Loan Parties nor any of their respective Subsidiaries is in default with respect to any final judgment, writ, injunction, decree, rule or regulation of any court or federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign (collectively, “Judgments), except for Judgments with respect to which the liability does not exceed $5,000,000 in the aggregate. 4.7 No Default. No event has occurred and is continuing that is a Default or an Event of Default.

61 4.8 Title to Properties. Each of the Loan Parties has good and marketable fee title, or title insurable by a reputable and nationally recognized title insurance company, to the Real Property Inventory owned by it, and to all the other assets owned by it and either reflected on the balance sheet and related notes and schedules most recently delivered by the Borrower to the Lenders (the “Recent Balance Sheet”) or acquired by it after the date of the Recent Balance Sheet and prior to the date hereof, except for those properties and assets which have been disposed of since the date of the Recent Balance Sheet or which no longer are used or are useful in the conduct of its business or which are classified as real estate not owned under GAAP. All such Real Property Inventory and other assets owned by the Loan Parties are free and clear of all mortgages, Liens, charges and other encumbrances (other than Permitted Liens). 4.9 Tax Liability. There have been filed all federal, state, local and foreign tax returns with respect to the operations of the Loan Parties which are required to be filed, except where extensions of time to make those filings have been granted by the appropriate taxing authorities and the extensions have not expired or where failure to file would not have a Material Adverse Effect. The Loan Parties have paid or caused to be paid to the appropriate taxing authorities all taxes as shown on those returns and on any assessment received by any of them, to the extent that those taxes have become due, except for taxes the failure of which to pay does not violate the provisions of this Agreement. 4.10 Regulations U and X; Investment Company Act. (a) Neither the Borrower nor any other Loan Party is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any margin stock (within the meaning of Regulation U or Regulation X of the Board). Margin stock (as defined in Regulation U) constitutes less than 25% of those assets of the Loan Parties and their respective Subsidiaries on a consolidated basis which are subject to any limitation on sale, pledge, or other restriction hereunder. (b) No part of the proceeds of any extension of credit hereunder will be used to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock. If requested by the Lenders, the Borrower shall furnish to the Lenders a statement in conformity with the requirements of Federal Reserve Form U-1 referred to in Regulation U of said Board. No part of the proceeds of any extension of credit hereunder will be used for any purpose that violates, or which is inconsistent with, the provisions of Regulation X of said Board. (c) None of the Loan Parties nor any of their respective Restricted Subsidiaries is an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended. 4.11 ERISA Compliance. Except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect: (a) each Loan Party and ERISA Affiliate is in compliance with all applicable provisions and requirements of ERISA and the Code and other federal and state laws and the regulations and published interpretations thereunder with respect to each Plan and Pension Plan and have performed all their obligations under each Plan and Pension Plan; (b) no ERISA Event or Foreign Plan Event has occurred and neither any Loan Party nor any ERISA Affiliate is aware of any fact, event or circumstance that could reasonably be expected to constitute or result in an ERISA Event or Foreign Plan Event; (c) each Plan or Pension Plan that is intended to qualify under Section 401(a) of the Code, including the Treasury Regulations and published interpretations thereunder, is so qualified and, to the knowledge of the Borrower, nothing has occurred and no condition exists that would cause such Plan or Pension Plan to lose its qualified status; (d) no liability to the PBGC (other than required premium payments that are not otherwise delinquent), the IRS, or Pension Plan or any related trust has been or is expected to be incurred by any Loan Party or any ERISA Affiliate; (e) each of the Loan Parties and ERISA

62 Affiliates have complied with the requirements of Section 515 of ERISA with respect to each Multiemployer Plan and are not in “default” (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan; (f) all amounts required by applicable law with respect to, or by the terms of, any retiree welfare benefit arrangement maintained by any Loan Party or its Subsidiaries or any ERISA Affiliate or to which any Loan Party or its Subsidiaries or any ERISA Affiliate has an obligation to contribute have been accrued in accordance with ASC Topic 715-60; (g) no Loan Party nor any ERISA Affiliate has any potential liability for a complete withdrawal or partial withdrawal from any Multiemployer Plan (within the meaning of Section 4203 or 4205 of ERISA), when aggregated with such potential liability for a complete withdrawal or partial withdrawal from all Multiemployer Plans; and (h) there has been no Prohibited Transaction or violation of the fiduciary responsibility rules with respect to any Plan or Pension Plan. Neither any Loan Party nor any of their Subsidiaries nor any ERISA Affiliate maintains or contributes to, or has any unsatisfied obligation to contribute to, or liability under, any active or terminated Pension Plan other than (i) on the Closing Date, those listed on Schedule 4.11 hereto and (ii) thereafter, Pension Plans not otherwise prohibited by this Agreement. The funding target of each Pension Plan did not, as of the close of its most recent plan year, exceed by more than an immaterial amount the fair market value of the assets of such Pension Plan (determined in both cases using the applicable assumptions under Section 430 of the Code and the Treasury Regulations promulgated thereunder), and the funding target of all underfunded Pension Plans did not, as of the close of the most recent plan year of each such Pension Plan, exceed by more than an immaterial amount the fair market value of the assets of all such underfunded Pension Plans (determined in both cases using the applicable assumptions under Section 430 of the Code and the Treasury Regulations promulgated thereunder). 4.12 Subsidiaries; Joint Ventures. Schedule 4.12 contains a complete and accurate list of (a) all Subsidiaries of the Borrower, including, with respect to each Subsidiary, (i) its state of incorporation, (ii) all jurisdictions (if any) in which it is qualified as a foreign corporation, foreign limited liability company or foreign limited partnership, as applicable, (iii) the number of shares of its Capital Stock outstanding, (iv) the number and percentage of its shares of Capital Stock owned by the Borrower and/or by any other Subsidiary and (v) whether such Subsidiary is a Guarantor or an Unrestricted Subsidiary (and, if it is an Unrestricted Subsidiary, whether it is a Financial Services Subsidiary), and (b) each Joint Venture, including, with respect to each such Joint Venture, (i) its jurisdiction of organization, (ii) all other jurisdictions in which it is qualified as a foreign entity and (iii) the number and percentage of its shares of Capital Stock owned by the Borrower and/or by any other Subsidiary. All the outstanding shares of Capital Stock of each Subsidiary of the Borrower are validly issued, fully paid and nonassessable, except as otherwise provided by state wage claim laws of general applicability. All of the outstanding shares of Capital Stock of each Subsidiary owned by the Borrower or another Subsidiary as specified in Schedule 4.12 are owned free and clear of all Liens, security interests, equity or other beneficial interests, charges and encumbrances of any kind whatsoever, except for Permitted Liens. Neither the Borrower nor any other Loan Party owns of record or beneficially any shares of the Capital Stock or other equity interests of any Subsidiary that is not a Guarantor, except Unrestricted Subsidiaries. 4.13 Environmental Matters. Except as could not be reasonably expected to, individually or in the aggregate, have a Material Adverse Effect: (i) no Hazardous Substances are known to be (or should be known to be) present at, on or under any of the Real Property Inventory, or any other real property owned by a Loan Party, in each case, under circumstances which could reasonably be expected to give rise to liability under any applicable Environmental Law; (ii) none of the Loan Parties has received any notice or claim to the effect that any of the Real Property Inventory or any of their respective operations are not in compliance with any applicable Environmental Laws or are the subject of any investigation concerning the release or threatened release of any Hazardous Substance; (iii) each of the Loan Parties is, and within the period of all applicable statutes of limitation has been, in compliance with all applicable Environmental Laws, and none of the Loan Parties is aware of any reasonably anticipated future events or circumstances that could be expected to prevent continued compliance with Environmental Law; (iv) none

63 of the Loan Parties has entered into any consent decree, order, or settlement or other agreement, nor is subject to any judgment, decree, or order or other agreement, in any judicial, administrative, arbitral, or other forum, relating to compliance with or liability under any Environmental Law; and (v) none of the Loan Parties has assumed or retained, by contract or operation of law, any liabilities under any Environmental Law or with respect to any Hazardous Substances. 4.14 No Misrepresentation. No representation or warranty by any Loan Party made under this Agreement and no certificate, schedule, exhibit, report or other document provided or to be provided by any Loan Party in connection with the transactions contemplated hereby or thereby (including, without limitation, the negotiation of and compliance with the Loan Documents) contains or will contain a misstatement of a material fact or omit to state a material fact required to be stated therein in order to make the statements contained therein, in the light of the circumstances under which made, not misleading. 4.15 Solvency. The Loan Parties and their respective Subsidiaries are, on a consolidated basis, Solvent. 4.16 Foreign Direct Investment Regulations. Neither the making of the Loans or advances of credit nor the repayment thereof nor any other transaction contemplated hereby will involve or constitute a violation by any Loan Party of any provision of the Foreign Direct Investment Regulations of the United States Department of Commerce or of any license, ruling, order, or direction of the Secretary of Commerce thereunder. 4.17 Relationship of the Loan Parties. The Loan Parties are engaged as an integrated group in the business of owning, developing and selling Real Property Inventory and of providing the required services, credit and other facilities for those integrated operations. The Loan Parties require financing on such a basis that funds can be made available from time to time to such entities, to the extent required for the continued successful operation of their integrated operations. The Loans and other advances of credit to be made to the Borrower under this Agreement are for the purpose of financing the integrated operations of the Loan Parties, and the Loan Parties expect to derive benefit, directly or indirectly, from the Loans and other advances, both individually and as a member of the integrated group, since the financial success of the operations of the Loan Parties is dependent upon the continued successful performance of the integrated group as a whole. 4.18 Insurance. The properties of the Loan Parties and their respective Subsidiaries are insured with financially sound and reputable insurance companies, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Loan Parties and their respective Subsidiaries operate. 4.19 Anti-Corruption Laws and Sanctions. The Borrower has implemented and maintains in effect policies and procedures reasonably expected to ensure compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and the Borrower and its Subsidiaries and, to the knowledge of the Borrower, the respective officers, employees, directors and agents of the Borrower and its Subsidiaries, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects. None of (a) the Borrower or any Subsidiary, or (b) to the knowledge of the Borrower, the respective officers, employees, directors and agents of the Borrower or any Subsidiary that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person. No borrowing of Loans or Letter of Credit, use of proceeds or other transaction contemplated by this Agreement will constitute a violation by the Borrower or any of its Subsidiaries of any Anti-Corruption Law or applicable Sanctions. 4.20 Intellectual Property; Licenses, Etc. The Borrower and its Restricted Subsidiaries own, or possess the right to use, all of the trademarks, service marks, trade names, copyrights, patents,

64 patent rights, franchises, licenses and other intellectual property rights that are reasonably necessary for the operation of their respective businesses, without conflict with the rights of any other Person. 4.21 Subordinated Debt. The Obligations constitute senior indebtedness which is entitled to the benefits of the subordination provisions of all outstanding Subordinated Debt, which outstanding Subordinated Debt as of the Closing Date is identified in Schedule 4.21. 4.22 EEAAffected Financial Institutions. No Loan Party is an EEAAffected Financial Institution. 4.23 Beneficial Ownership Certification. If a Beneficial Ownership Certification is required to be delivered pursuant to Section 6.1(k), then, as of the date of the delivery thereof, the information set forth in such Beneficial Ownership Certification is true, complete and correct. SECTION 5. CONDITIONS PRECEDENT 5.1 Conditions to Initial Extension of Credit. The effectiveness of this Agreement and the agreement of each Lender (including the Swingline Lender and Issuing Lenders) to make the initial extension of credit requested to be made by it is subject to the satisfaction, prior to or concurrently with the making of such extension of credit, of the following conditions precedent (it being understood and agreed that the following conditions precedent were satisfied on July 18, 2013): (a) Credit Agreement; Guarantee and Notes. The Administrative Agent shall have received (i) this Agreement, executed and delivered by the Borrower and each Lender listed on Schedule 1.1A, which shall be in full force and effect, (ii) the Guarantee Agreement, executed and delivered by each Guarantor, which shall be in full force and effect, and (iii) Notes, if requested, payable to the order of each requesting Lender, which shall be in full force and effect. (b) Financial Statements. The Lenders shall have received each of Form 10-K for the Borrower filed for the fiscal year ended December 31, 2012 and Form 10-Q for the Borrower filed for the fiscal quarter ended March 31, 2013 (which financial statements shall be deemed delivered when filed with the SEC). (c) Fees. The Lenders and the Administrative Agent shall have received all fees required to be paid, and all expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel to the Administrative Agent) on or before the Closing Date. (d) Closing Certificate; Certified Certificate of Incorporation; Good Standing Certificates. The following supporting documents with respect to the Borrower and the other Loan Parties: (i) a copy of its certificate or articles of incorporation, formation, organization or certificate of limited partnership (as applicable), certified as of a date reasonably close to the Closing Date to be a true and accurate copy by the Secretary of State (or similar Governmental Authority) of its state of incorporation or formation; (ii) a certificate of that Secretary of State (or similar Governmental Authority), dated as of a date reasonably close to the Closing Date, as to its existence and (if available) good standing; (iii) a copy of its regulations or by-laws, partnership agreement, or operating agreement or limited liability company agreement (as applicable), certified by its secretary or assistant secretary, general partner, manager or other appropriate Person (as applicable) to be a true and accurate copy of its regulations or by-laws, partnership agreement, or operating agreement or limited liability company agreement (as applicable) in effect on the Closing Date; (iv) a certificate of its secretary or assistant secretary, general partner, manager or other appropriate Person (as applicable), as to the incumbency and signatures of its officers or other Persons who

65 have executed any documents on behalf of such Loan Party in connection with the transactions contemplated by this Agreement; (v) a copy of resolutions of its board of directors or the executive committee of the board of directors, certified by its secretary or assistant secretary to be a true and accurate copy of resolutions duly adopted by such board of directors or the executive committee of the board of directors, or other appropriate resolutions or consents of its general partner, manager or members certified by its secretary, assistant secretary, general partner or manager (as applicable) to be true and correct copies thereof duly adopted, approved or otherwise delivered by its general partner, manager or members (to the extent necessary and applicable), each of which is certified to be in full force and effect on the Closing Date, authorizing the execution and delivery by it of this Agreement and any Notes, the Guarantee Agreement and other Loan Documents delivered on the Closing Date to which it is a party and the performance by it of all its obligations thereunder; and (vi) such additional supporting documents and other information with respect to its operations and affairs as the Administrative Agent may reasonably request. (e) Legal Opinions. The Administrative Agent shall have received a favorable legal opinion of Vorys, Sater, Seymour and Pease LLP, counsel to the Borrower and its Subsidiaries, substantially in the form of Exhibit F. Such legal opinion shall cover such other matters incident to the transactions contemplated by this Agreement as the Administrative Agent may reasonably require. (f) Representations and Warranties; No Defaults. Certificates signed by a duly authorized officer of the Borrower stating that: (i) the representations and warranties of the Borrower contained in Section 4 hereof are correct and accurate in all material respects on and as of the Closing Date, provided, that, to the extent any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect, such representation shall be true and correct in all respects, and (ii) no event has occurred and is continuing which constitutes an Event of Default or Default hereunder as of the Closing Date, or after giving effect to any extension of credit on the Closing Date. (g) Compliance Certificate; Borrowing Base Certificate. Delivery of (i) a Compliance Certificate, substantially in the form of Exhibit B, as of March 31, 2013, and (ii) a Borrowing Base Certificate, substantially in the form of Exhibit C, as of March 31, 2013. (h) Termination of Existing Credit Agreement. Delivery of evidence satisfactory to the Administrative Agent that: (a) the Existing Credit Agreement has been terminated, (b) all outstanding Obligations (as defined in the Existing Credit Agreement) have been paid in full and (c) all guarantees and security interests granted in connection with the Existing Credit Agreement have been terminated and released, or arrangements reasonably satisfactory to the Administrative Agent shall have been made for their termination and release substantially contemporaneously with the Closing Date. (i) Additional Documents. Such other agreements, instruments and documents as the Administrative Agent, its counsel or any Lender may reasonably request. 5.2 Conditions to Each Extension of Credit. The agreement of each Lender to make any extension of credit requested to be made by it on any date (including its initial extension of credit) is subject to the satisfaction of the following conditions precedent: (a) Borrowing Request. The Administrative Agent shall have received notice of the Borrower’s request for Revolving Loan as provided in Section 2.2, Swingline Loan as provided in Section 2.3 or Application as provided in Section 3.2.

66 (b) Representations and Warranties. Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects (except any representations and warranties which are qualified by materiality, shall be correct and accurate in all respects) on and as of such date as if made on and as of such date, provided if any such representations and warranties are expressly made only as of a prior date, such representations and warranties shall be true as of such prior date. (c) No Default. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the extensions of credit requested to be made on such date. (d) Availability. Giving effect to such extension of credit, Borrowing Base Debt shall not be greater than the Borrowing Base; provided that the condition precedent in this Section 5.2(d) shall be deemed to be satisfied if the Borrower shall, substantially concurrently with such extension of credit, take actions as required by Section 2.8 so that Borrowing Base Debt is equal to or less than the Borrowing Base. Each borrowing by and issuance of a Letter of Credit on behalf of the Borrower hereunder shall constitute a representation and warranty by the Borrower as of the date of such extension of credit that the conditions contained in this Section 5.2 have been satisfied. SECTION 6. AFFIRMATIVE COVENANTS The Borrower hereby agrees that, so long as the Commitments remain in effect, any Letter of Credit remains outstanding or any Loan or other amount (other than contingent obligations such as indemnities or increased costs) is owing to any Lender or the Administrative Agent hereunder, the Borrower shall and shall cause each Loan Party to: 6.1 Reporting Requirements. Maintain a standard system of accounting established and administered in accordance with GAAP and shall cause to be delivered to the Administrative Agent (for prompt distribution by the Administrative Agent to Lenders): (a) as soon as available and in any event within 90 days after the end of each fiscal year of the Borrower (commencing with the fiscal year ending December 31, 2013), a consolidated balance sheet of the Loan Parties and their respective Subsidiaries as of the end of that fiscal year and the related consolidated statements of operations, stockholders’ equity and cash flows for that fiscal year, all with accompanying notes and schedules, prepared in accordance with GAAP consistently applied and audited and reported upon by Deloitte & Touche LLP or another firm of independent certified public accountants of similar recognized standing selected by the Borrower and acceptable to the Administrative Agent (such audit report shall be unqualified except for qualifications relating to changes in GAAP and required or approved by the Borrower’s independent certified public accountants); the financial statements filed with or furnished to the SEC by the Borrower (and which are available online) shall be deemed to have been provided by the Borrower under this reporting requirement; (b) as soon as available and in any event within 45 days after the end of each of the first three quarters of each fiscal year of the Borrower, a consolidated balance sheet of the Loan Parties and their respective Subsidiaries as of the end of that quarter, and the related consolidated statement of operations and cash flows of the Loan Parties and their respective Subsidiaries for the period from the beginning of the fiscal year to the end of that quarter, all prepared in accordance with GAAP consistently applied, unaudited but certified to be true and accurate, subject to normal year-end audit adjustments, by an Authorized Financial Officer of the Borrower; the financial

67 statements filed with or furnished to the SEC by the Borrower (and which are available online) shall be deemed to have been provided by the Borrower under this reporting requirement; (c) concurrently with the delivery of the financial statements described in subsections (a) and (b) above, a certificate signed by (i) the Chief Executive Officer, President or Executive Vice President or (ii) an Authorized Financial Officer of the Borrower, to the effect that, having read this Agreement, and based upon an examination which he or she deemed sufficient to enable him or her to make an informed statement, there does not exist any Event of Default or Default, or if any Event of Default or Default has occurred, specifying the facts with respect thereto; (d) within 90 days after the beginning of each fiscal year of the Borrower (commencing with the fiscal year 2014), a projection, in reasonable detail and in form and substance satisfactory to the Administrative Agent, on a quarterly basis, of the earnings, cash flow, balance sheet and covenant calculations (with assumptions for all of the foregoing) of the Loan Parties and their respective Subsidiaries for that fiscal year; (e) promptly upon becoming available, copies of all financial statements, reports, notices and proxy statements sent by the Borrower to its stockholders, and of all regular and periodic reports and other material (including copies of all registration statements and reports under the Securities Act of 1933, as amended, and the Exchange Act) filed by the Borrower with or furnished to any securities exchange or any Governmental Authority or commission, except material filed with or furnished to governmental authorities or commissions relating to the development of Real Property Inventory in the ordinary course of the business of the Loan Parties and which does not relate to or disclose any Material Adverse Effect; the reports and financial statements filed with or furnished to the SEC by the Borrower (and which are available online) shall be deemed to have been provided by the Borrower under these reporting requirements; (f) as soon as available and in any event within 90 days after the end of the fourth quarter of each fiscal year for each Joint Venture, a statement of earnings, assets, liabilities and net worth, indicating the Borrower’s and each Loan Party’s pro rata share of such Joint Venture, in the form attached as Schedule 6.1(f); (g) the following reports: within 45 days after the end of each of the first three quarters, and within 90 days after the end of each fiscal year of the Borrower (commencing with the quarter ending June 30, 2013 and fiscal year ending December 31, 2013), a report which shall include the information and calculations provided for in each of the Borrowing Base Certificate and the Compliance Certificate attached to this Agreement, which shall be in reasonable detail and in form and substance satisfactory to the Administrative Agent, with calculations indicating that the Borrower is in compliance, as of the last day of such quarterly or annual period, as the case may be, with the provisions of the financial covenants in Section 7.1 of the Borrower and the Loan Parties and with the provisions of Sections 7.4(g). The reports furnished pursuant to this subsection (g) shall each be certified to be true and correct by an Authorized Financial Officer of the Borrower; (h) as soon as possible and in any event within 10 Business Days after the Borrower knows that any Reportable Event has occurred with respect to any Plan, a statement, signed by an Authorized Financial Officer of the Borrower, describing said Reportable Event and the action which the Borrower proposes to take with respect thereto; (i) as soon as possible and in any event within 10 Business Days after receipt thereof by any of the Loan Parties or any of their respective Subsidiaries, a copy of (i) any notice or claim to the effect that any of the Loan Parties or their respective Subsidiaries is or may be liable to any Person as a result of the release or threatened release by any of the Loan Parties, any of their

68 respective Subsidiaries or any other Person of any Hazardous Substance into the indoor or outdoor environment, and (ii) any notice or claim alleging any violation of any Environmental Law or any federal, state or local health or safety law or regulation by any of the Loan Parties or any of their respective Subsidiaries, which, in either case, could reasonably be expected to have a Material Adverse Effect; (j) promptly following receipt thereof, copies of (i) any documents described in Section 101(f), 101(k) or 101(l) of ERISA that any Loan Party or any ERISA Affiliate may request with respect to any Multiemployer Plan or Pension Plan; provided, that if the relevant Loan Party or ERISA Affiliate have not requested such documents or notices from the administrator or sponsor of the applicable Multiemployer Plans or Pension Plans, then, upon reasonable request of the Administrative Agent, such Loan Party or the ERISA Affiliate shall promptly make a request for such documents or notices from such administrator or sponsor and the Borrower shall provide copies of such documents and notices to the Administrative Agent promptly after receipt thereof; (k) To the extent that any Loan Party qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, deliver to the Administrative Agent (i) promptly after an authorized officer of the Borrower obtains actual knowledge thereof, a Beneficial Ownership Certification and (ii) a new Beneficial Ownership Certification when any individual identified as a beneficial owner on the most recent Beneficial Ownership Certification provided to the Administrative Agent has changed; and (l) such supplements to the aforementioned documents and additional information and reports as the Administrative Agent or any Lender may from time to time reasonably require. 6.2 Payment of Obligations, Taxes and Other Potential Liens. Pay all its debts and perform all its obligations promptly and in accordance with the terms governing such debts or other obligations, and pay and discharge or cause to be paid and discharged promptly all taxes, assessments and governmental charges or levies imposed upon any Loan Party or upon any of their respective incomes or receipts or upon any of their respective properties before the same shall become in default or past due, as well as all lawful claims for labor, materials and supplies or otherwise which, if unpaid, might result in the imposition of a Lien or charge upon such properties or any part thereof; provided, however, that it shall not constitute a violation of the provisions of this Section 6.2 if any Loan Party shall fail to (x) perform any such obligation or to pay any such debt (except for obligations for money borrowed), tax, assessment, governmental charge or levy or claim for labor, materials or supplies which is being contested in good faith, by proper proceedings diligently pursued, and as to which adequate reserves have been provided in conformity with GAAP, or (y) pay a debt secured by a mortgage, deed of trust or comparable Lien on real estate if such debt is, by its terms, Non-Recourse Indebtedness. 6.3 Preservation of Existence. Except as permitted by Section 7.3, do or cause to be done all things or proceed with due diligence with any actions or courses of action which may be necessary to preserve and keep in full force and effect its existence under the laws of its state of incorporation or formation and all qualifications or licenses in jurisdictions in which such qualification or licensing is required for the conduct of its business, except where the failure to do so would not reasonably be expected to result in a Material Adverse Effect. The Borrower will, and will cause each of its Restricted Subsidiaries to, carry on and conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is presently conducted and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted. The primary business of the Loan Parties and their respective Subsidiaries shall at all times be the acquisition, development and sale of real estate assets and ancillary and complementary businesses thereto.

69 6.4 Maintenance of Properties. Maintain all its properties and assets in good working order and condition and make all necessary repairs, renewals and replacements thereof so that its business carried on in connection therewith may be properly conducted at all times; and maintain or require to be maintained (a) adequate insurance, by financially sound and reputable insurers, on all properties of the Loan Parties which are of a character usually insured by Persons engaged in the same or a similar business in the same general geographic area (including, without limitation, all Real Property Inventory encumbered by mortgages securing mortgage loans made by any Loan Party, to the extent normally required by prudent mortgagees, and all Real Property Inventory which is the subject of an equity investment by any Loan Party, to the extent normally carried by prudent builder-developers) against loss or damage resulting from fire, defects in title or other risks insured against by extended coverage and of the kind customarily insured against by those Persons, (b) adequate public liability insurance against tort claims which may be incurred by any Loan Party, and (c) such other insurance as may be required by law, in each case, except where the failure to do so would not reasonably be expected to result in a Material Adverse Effect. Upon the request of the Administrative Agent, the Borrower will furnish to the Lenders full information as to the insurance carried. 6.5 Access to Premises and Books. At all reasonable times and as often as any Lender may reasonably request, permit authorized representatives and agents (including accountants) designated by that Lender to (a) have access to the premises of the Borrower and each Subsidiary and to their respective corporate books and financial records, and all other records relating to their respective operations and procedures, (b) make copies of or excerpts from those books and records and (c) upon reasonable notice to the Borrower, discuss the respective affairs, finances and operations of the Loan Parties and their respective Subsidiaries with, and to be advised as to the same by, their respective officers and directors. 6.6 Notices. Give prompt written notice to the Administrative Agent (who promptly shall furnish the same to the Lenders) of (a) any proceeding instituted by or against the Borrower or any of the Loan Parties in any federal or state court or before any commission or other regulatory body, federal, state or local or other governmental agency, which, if adversely determined, could reasonably be expected to have a Material Adverse Effect on any Loan Party, (b) any other event which could reasonably be expected to lead to or result in a Material Adverse Effect on any Loan Party or result in an Event of Default, (c) (i) upon becoming aware of the occurrence of or forthcoming occurrence of any ERISA Event or Foreign Plan Event, a written notice specifying the nature thereof, what action Borrower, any of the Loan Parties or any of their respective ERISA Affiliates has taken, is taking or proposes to take with respect thereto and, when known, any action taken or threatened by the plan sponsor, plan administrator, IRS, the Department of Labor or the PBGC with respect thereto; and (ii) with reasonable promptness, upon Administrative Agent’s request, copies of (1) each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) filed with the IRS with respect to each Pension Plan; (2) all notices received by Borrower, any of the Loan Parties or any of their respective ERISA Affiliates from a Multiemployer Plan administrator concerning an ERISA Event; and three (3) copies of such other documents or governmental reports or filings relating to any Plan or Pension Plan as Administrative Agent shall reasonably request, and (d) the occurrence of any Default or Event of Default. 6.7 Addition or Release of Guarantors. Give the Administrative Agent prompt written notice of the formation or acquisition of any Subsidiary, other than any such Subsidiary that is dissolved, and the assets of which are distributed to a Loan Party, within forty-five (45) days of its formation or acquisition. Each such newly formed or acquired Subsidiary (other than any such Subsidiary that is dissolved, and the assets of which are distributed to a Loan Party, within forty-five (45) days of its formation or acquisition) shall be required to become and continue to be a Guarantor, unless such Subsidiary is designated as an Unrestricted Subsidiary as permitted by this Agreement.

70 Notwithstanding anything to the contrary, if at any time or from time to time there occurs a Change in Status of a Guarantor, the Borrower may provide notice thereof to the Administrative Agent, including a reasonably detailed description of the Change in Status and a statement of the effective date of the Change in Status (such written notice, a “Change in Status Notice”). Each Change in Status event shall be effective as of the effective date requested in such Change in Status Notice, automatically, without any further action by any party to this Agreement, and upon the requested effective date included in the Change in Status Notice to the Administrative Agent, the Subsidiary that is or was subject to such Change in Status shall no longer be a Guarantor and shall be released from the Guarantee Agreement. In connection with each Change in Status, the Administrative Agent, on behalf of Lenders, shall promptly following receipt of a Change in Status Notice, execute and deliver to the Borrower a written confirmation of such Change in Status. No Subsidiary which guarantees the Existing Notes (or any other senior notes issued by the Borrower) may be designated as an Unrestricted Subsidiary. Each newly formed or acquired Subsidiary (other than any such Subsidiary that is dissolved, and the assets of which are distributed to a Loan Party, within forty-five (45) days of its formation or acquisition), which the Borrower does not designate as an Unrestricted Subsidiary and any Unrestricted Subsidiary that the Borrower elects to re-designate as a Restricted Subsidiary will become a Guarantor under this Agreement, and the Borrower shall promptly deliver to the Administrative Agent (which, in the case of such a newly formed or acquired Subsidiary, shall be delivered within forty-five (45) days) (i) an Assumption Agreement, substantially in the form provided for in the Guarantee Agreement, executed by a duly authorized officer of such Subsidiary (which shall provide that the Borrower and such Subsidiary shall make the representations and warranties in Section 4 of this Agreement with respect to such Subsidiary); and (ii) a copy of the certificate or articles of incorporation or other organizational document of such Subsidiary, certified by the Secretary of State or other official of the state or other jurisdiction of its incorporation or formation. 6.8 Compliance with Laws and Other Requirements. Promptly and fully comply with, conform to and obey all present and future laws (including all applicable Environmental Laws, Anti- Corruption Laws and Sanctions), ordinances, rules, regulations, orders, writs, judgments, injunctions, decrees, awards and all other legal requirements applicable to the Loan Parties, their respective Subsidiaries and their respective properties, including, without limitation, Regulation Z of the Board, the Federal Interstate Land Sales Full Disclosure Act, ERISA, the Florida Land Sales Act or any similar statute in any applicable jurisdiction, in each case, the violation of which would have a Material Adverse Effect on any Loan Party. The Borrower will maintain in effect and enforce policies and procedures that are reasonably expected to ensure compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions. 6.9 Use of Proceeds. Use and cause to be used the proceeds of the Loans and other extensions of credit for working capital and general corporate purposes. SECTION 7. NEGATIVE COVENANTS The Borrower hereby agrees that, so long as the Commitments remain in effect, any Letter of Credit remains outstanding or any Loan or other amount (other than contingent obligations such as indemnities and increased costs) is owing to any Lender or the Administrative Agent hereunder: 7.1 Financial Condition Covenants. The Borrower shall not, (a) Maximum Leverage Ratio. As of the end of each fiscal quarter of the Borrower, permit the Leverage Ratio to exceed sixty percent (60%).

71 (b) Minimum Interest Coverage/Minimum Liquidity Test. As of the end of each fiscal quarter of the Borrower, fail to maintain either (i) Liquidity in an amount not less than Consolidated Interest Incurred for the last twelve months then ended (such amount, the “Minimum Liquidity Amount”) or (ii) an Interest Coverage Ratio not less than 1.50:1.00 (such ratio, the “Minimum Interest Coverage Ratio”). (c) Minimum Tangible Net Worth Test. As of the end of each fiscal quarter of the Borrower, fail to maintain minimum Consolidated Tangible Net Worth not less than (i) $946,180,000 plus (ii) the sum of (A) 50% of the cumulative Consolidated Net Income, if positive, of the Loan Parties and their respective Subsidiaries (other than Unrestricted Subsidiaries) from and after April 1, 2021 plus (B) 50% of the net proceeds from any equity offerings of the Borrower occurring on or after April 1, 2021, other than such proceeds used to refinance the Borrower’s preferred shares. (d) Owned Land Inventory. As of the end of each fiscal quarter of the Borrower, permit the book value of Unsold Owned Land to exceed 125% of the sum of Consolidated Tangible Net Worth and Subordinated Debt (other than that portion of Subordinated Debt due within one year as a regularly scheduled principal payment). (e) Housing Inventory. As of the end of each fiscal quarter of the Borrower, permit the number of Unsold Vertical Units (excluding Model Units) to exceed the greater of (i) the number of Housing Unit Closings occurring during the period of twelve months ending on the last day of such fiscal quarter multiplied by 35% or (ii) the number of Housing Unit Closings occurring during the period of six months ending on the last day of such fiscal quarter multiplied by 70%. 7.2 Liens and Encumbrances. The Borrower shall not, nor shall it permit any other Loan Party to, grant or suffer or permit to exist any Liens on any of its rights, properties or assets, other than Permitted Liens. 7.3 Fundamental Changes; Asset Sales; Acquisitions. (a) The Borrower shall not, nor shall it permit any of its Restricted Subsidiaries to, do any of the following: (i) acquire any other Person, except pursuant to a Permitted Acquisition; (ii) sell, assign, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or any portion of its assets (whether now owned or hereafter acquired) (including, in each case, by way of an LLC Division), except (A) the sale or other disposition of assets in the ordinary course of business or (B) other dispositions, sales, or assignments of properties (including a bulk sale of properties held in a geographic region) relating to a restructuring, winding-down, or withdrawal from one or more geographic regions, provided that the fair value of such dispositions, sales or transfers in this clause (B) in any fiscal quarter does not exceed 15% of Consolidated Tangible Net Worth (determined as of the last day of the fiscal quarter for which financial statements are available); (iii) merge into or consolidate with any other Person, permit any other Person to merge into or consolidate with it or take any action in furtherance of, or consummate, an LLC Division;

72 (iv) dissolve, liquidate or wind up its business by operation of law or otherwise; or (v) distribute to the stockholders of the Borrower any Capital Stock of any Guarantor; provided, however, that any Subsidiary or any other Person may merge into or consolidate with or may dissolve and liquidate into a Loan Party and any Subsidiary that is not a Loan Party may merge into or consolidate with or may dissolve and liquidate into another Subsidiary that is not a Loan Party, if (and only if), (1) in the case of a merger or consolidation involving a Loan Party other than the Borrower, the surviving Person is, or upon such merger or consolidation becomes, a Loan Party, (2) in the case of a merger or consolidation involving the Borrower, the Borrower is the surviving Person, (3) the character of the business of the Borrower and the Subsidiaries on a consolidated basis will not be materially changed by such occurrence, and (4) such occurrence shall not constitute or give rise to (a) an Event of Default or (b) default (beyond all applicable grace and cure periods) in respect of any of the covenants contained in any agreement to which the Borrower or any such Subsidiary is a party or by which its property may be bound if such default would have a Material Adverse Effect. Nothing contained in this Section 7.3, however, shall restrict any sale or other disposition of assets among the Loan Parties and their Subsidiaries which is in the ordinary course of business or is otherwise in compliance with all other provisions of this Agreement. 7.4 Investments. The Borrower shall not, nor shall it permit any Loan Party to, make any Investment or otherwise acquire any interest in any Person, except: (a) Investments in Cash Equivalents; (b) Investments constituting extensions of credit in connection with the sale of land; (c) loans and advances to officers and employees of the Borrower or any Guarantor, to other Persons in the ordinary course of business or as permitted by the code of regulations of the Borrower, which in the aggregate do not exceed $5,000,000 at any time outstanding; (d) Investments in any Guarantor; (e) Investments in (including, without limitation, repayments, repurchases and redemptions of) (i) the Existing Notes or other senior notes or senior Indebtedness and (ii) Subordinated Debt or Capital Stock of the Borrower; provided that, after giving effect to any such Investment, (x) no Event of Default shall have occurred and be continuing and (y) the Borrower shall be in compliance (calculated on a pro forma basis) with the financial covenants set forth in clauses (a) through (c) of Section 7.1; (f) [Reserved]; (g) Investments in Joint Ventures and Unrestricted Subsidiaries; provided that the aggregate cost of all Investments in Joint Ventures and Unrestricted Subsidiaries, does not at any one time exceed 30% of Consolidated Tangible Net Worth (determined as of the last day of the prior fiscal quarter for which financial statements are available); provided further that no such Investment may be made if it causes or results (singly or with other actions or events) in (x) any violation of any other covenant or condition of this Agreement or (y) any other Default or Event of Default. For purposes of determining a Loan Party’s Investment in a Joint Venture or an Unrestricted Subsidiary, such Investment shall be determined in accordance with GAAP

73 (excluding, however, such Loan Party’s equity in the undistributed earnings or losses in such Joint Venture or Unrestricted Subsidiary); provided that any Investment in a Joint Venture also shall be deemed to include the amount, as determined in accordance with GAAP, of any loans or advances from any Loan Party to such Joint Venture, and any guarantee or contractual commitment, arrangement or other agreement by such Loan Party to provide funds or credit to such Joint Venture; (h) Investments permitted by Section 7.3 (including Permitted Acquisitions); (i) Investments by Financial Service Subsidiaries in mortgages, mortgage-backed securities, mortgage commitments and similar financial instruments related to the origination of mortgages and similar activities in the ordinary course of such Subsidiaries; (j) Investments in securities of any trade creditor or customer received pursuant to any plan of reorganization or similar arrangement upon the bankruptcy or insolvency of such trade creditor or customer; (k) Investments in mortgages, receivables, other securities or ownership interests, loans or advances made in connection with a strategy to acquire land or other homebuilding assets through foreclosure or other exercise of remedies; and (l) Investments, other than those permitted by subsections (a) through (k) above, in the ordinary course of business and which are directly related to the Borrower’s homebuilding business, to the extent not otherwise prohibited by this Agreement and subject to the other provisions of this Agreement (provided that this clause (l) shall not permit Investments in Joint Ventures or Unrestricted Subsidiaries); and (m) other Investments (not specifically listed in items (a) through (l) above) in an aggregate amount not to exceed $25,000,000 at any time outstanding. 7.5 Secured Indebtedness. The Borrower shall not, nor shall it permit any Loan Party to, create, incur, issue or suffer to exist any Secured Indebtedness exceeding $50,000,000 in aggregate principal amount at any time outstanding, other than: (a) Secured Indebtedness outstanding on the Closing Date and set forth on Schedule 7.5, and any refinancing thereof that does not increase the principal amount thereof; (b) Secured Indebtedness in respect of letters of credit fully secured by a Lien on cash and Cash Equivalents; (c) purchase money Indebtedness and other Non-Recourse Indebtedness; (d) Capitalized Lease Obligations; (e) bonds issued by CDDs or similar bonds issued by Governmental Authorities to accomplish similar purposes, to the extent such bonds are secured by tax Liens or otherwise; and (f) Secured Indebtedness incurred pursuant to development agreements or land contracts for the purchase or sale of real property which secure (i) the return of a land deposit from another builder and/or developer, (ii) development obligations, (iii) the deferred purchase price of land or other payments due to the seller pursuant to a contract for the purchase of real property and (iv) other similar obligations in connection with development agreements or land contracts for the purchase or sale of real property.

74 7.6 No Margin Stock. The Borrower shall not use or permit to be used any of the proceeds of the Loans or other extensions of credit hereunder to purchase or carry any “margin stock” (as defined in Regulation U). 7.7 Burdensome Agreements. The Borrower shall not, nor shall it permit any of its Restricted Subsidiaries to, enter into any Contractual Obligation that limits the ability (i) of any Restricted Subsidiary to make Restricted Payments to the Borrower or any Guarantor or to otherwise transfer property to the Borrower or any Guarantor, (ii) of any Restricted Subsidiary to guarantee the Indebtedness of the Borrower or (iii) of the Borrower or any Restricted Subsidiary to create, incur, assume or suffer to exist Liens on property of such Person to secure its obligations under the Loan Documents to which it is a party; provided, however, that this clause (iii) shall not prohibit the requirement of granting a pari passu Lien in favor of any holder of any public Indebtedness if the Obligations hereunder are required to be secured equally and ratably therewith; provided, further, however, the foregoing shall not apply to (w) restrictions imposed by law or this Agreement, (x) customary restrictions and conditions contained in agreements relating to a sale of a Subsidiary or all or substantially all of its assets pending such sale, provided such restrictions and conditions apply only to the Subsidiary that is sold and such sale is permitted hereunder, (y) customary provisions in leases, partnership agreements, limited liability company organizational governance documents, joint venture agreements, joint development agreements and other similar agreements entered into in the ordinary course of business that restrict the transfer or encumbrance of property under joint development or ownership, leasehold interests or ownership interests in such partnership, limited liability company, joint venture or similar Person and (z) with respect to clause (iii), customary provisions in leases restricting the assignment thereof. 7.8 Prepayment of Indebtedness. If a Default has occurred and is continuing or an acceleration of the indebtedness under this Agreement has occurred, the Borrower shall not voluntarily prepay, or permit any Guarantor voluntarily to prepay, the principal amount, in whole or in part, of any Indebtedness other than (a) Indebtedness owed to each Lender hereunder, (b) Indebtedness which ranks pari passu with the Indebtedness under this Agreement which is or becomes due and owing whether by reason of acceleration or otherwise and (c) Indebtedness which is exchanged for, or converted into, Capital Stock (or securities to acquire Capital Stock) of any Loan Party. 7.9 Pension Plan or Multiemployer Plan. The Borrower shall not enter into, maintain, contribute to or assume an obligation to contribute to, or permit any Subsidiary or ERISA Affiliate to enter into, maintain, contribute to or assume an obligation to contribute to, directly or indirectly, any plan, including any multiemployer plan, that is subject to Title IV of ERISA, except for such plans or obligations to contribute to such plans of any Person formed or acquired, directly or indirectly, by any Loan Party in a Permitted Acquisition, and in each case with prior notice being given to the Administrative Agent of the adoption or assumption of such plan or obligation to contribute to such plan. 7.10 Transactions with Affiliates. Except for compensation arrangements in the ordinary course of business with the officers, directors and employees of the Borrower and any Subsidiary, the Borrower shall not enter into any transaction (including, without limitation, the purchase or sale of any property or service) with, or make any payment or transfer to, any Affiliate (or permit any Loan Party to do any of the foregoing), except transactions (i) with The M/I Homes Foundation, (ii) in the ordinary course of business with M/I Financial, LLC or other Unrestricted Subsidiaries that are engaged in the business of originating mortgages on behalf of, or providing title services with respect to, new home customers of the Borrower and its homebuilding Subsidiaries, or (iii) in the ordinary course of business and pursuant to the reasonable requirements of the business of the Borrower or such Loan Party and upon fair and reasonable terms no less favorable to the Borrower or such Loan Party than the Borrower or such Loan Party would obtain in a comparable arms’-length transaction. The foregoing restrictions shall not apply to transactions exclusively between or among Loan Parties.

75 7.11 Foreign Assets Control Regulations. The Borrower will not request any Loan or Letter of Credit, and the Borrower shall not use, and shall ensure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Loan or Letter of Credit (a) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (b) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, to the extent such activities, business or transaction would be prohibited if conducted by a corporation incorporated in the United States, or (c) in any manner that would result in the violation of any Sanctions applicable to any party hereto. SECTION 8. EVENTS OF DEFAULT; REMEDIES If any of the following events shall occur and be continuing: (a) the Borrower shall fail to pay any principal of any Loan or Reimbursement Obligation when due in accordance with the terms hereof; or the Borrower shall fail to pay any interest on any Loan, Reimbursement Obligation, any fees hereunder or any other amount payable hereunder or under any other Loan Document within five (5) Business Days after any such interest, fees or other amounts becomes due in accordance with the terms hereof; or (b) any representation or warranty made or deemed made by any Loan Party herein or in any other Loan Document or that is contained in any certificate, document or financial or other statement furnished by it at any time under or in connection with this Agreement or any such other Loan Document when made which shall be false or misleading in any material respect when made; or (c) any Loan Party shall default in the observance or performance of any covenant contained in Sections 6.3, 6.5 or 6.6, or Section 7; or (d) any Loan Party shall default in the observance or performance of any other covenant contained in this Agreement or any other Loan Document (other than as provided in paragraphs (a) through (c) of this Section 8), and such default shall continue unremedied for a period of thirty (30) days; or (e) any Loan Party shall (i) default in making any payment of any principal of any Indebtedness (including any Contingent Obligation, but excluding the Loans and Non-Recourse Indebtedness) beyond any applicable period of grace, or (ii) default in making any payment of any interest on any such Indebtedness or Contingent Obligation set forth in clause (i) beyond the period of grace, if any, provided in the instrument or agreement under which such obligation was created, or (iii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or Contingent Obligation set forth in clause (i) or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or beneficiary of such Indebtedness or Contingent Obligation (or a trustee or agent on behalf of such holder or beneficiary) to cause, with the giving of notice if required, such Indebtedness or Contingent Obligation to become due prior to its stated maturity or (in the case of any Contingent Obligation) to become payable; provided, that a default, event or condition described in clause (i), (ii) or (iii) of this paragraph (e) shall not at any time constitute an Event of Default unless, at such time, one or more defaults, events or conditions of the type described in clauses (i), (ii) and (iii) of this paragraph (e) shall have occurred and be continuing with respect to Indebtedness or Contingent Obligations the aggregate outstanding principal amount of which is $25,000,000 or more; provided

76 further, that no default or event of default under any Non-Recourse Indebtedness shall be a Default or Event of Default under this Agreement; or (f) (i) the Borrower or any other Loan Party shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets; or (ii) there shall be commenced against the Borrower or any other Loan Party any case, proceeding or other action of a nature referred to in clause (i) above that (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed or undischarged for a period of 60 days; or (iii) there shall be commenced against the Borrower or any other Loan Party any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets that results in the entry of an order for any such relief that shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) the Borrower or any other Loan Party shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) the Borrower or any other Loan Party shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or (vi) or the Borrower or any other Loan Party shall make a general assignment for the benefit of its creditors; or (g) (i) an ERISA Event or Foreign Plan Event shall have occurred, (ii) a trustee shall be appointed by a United States district court to administer any Pension Plan, (iii) the PBGC shall institute proceedings to terminate any Pension Plan(s), (iv) any Loan Party or any of their respective ERISA Affiliates shall have been notified by the sponsor of a Multiemployer Plan that it has incurred or will be assessed Withdrawal Liability to such Multiemployer Plan and such entity does not have reasonable grounds for contesting such Withdrawal Liability or is not contesting such Withdrawal Liability in a timely and appropriate manner; or (v) any other event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i) through (v) above, such event or condition, together with all other such events or conditions, if any, which could reasonably be expected to result in a Material Adverse Effect; or (h) one or more final non-appealable judgments or decrees shall be entered against any Loan Party involving in the aggregate a liability of more than $25,000,000, and all such judgments or decrees shall not have been paid, vacated, discharged, stayed or bonded pending appeal within 30 days from the entry thereof; or (i) any Loan Party shall be found responsible for (A) the release or threatened release by any Loan Party, any of its Subsidiaries or any other Person of any Hazardous Substance into the indoor or outdoor environment, or (B) any violation of any Environmental Law or any federal, state or local health or safety law or regulation, which, in either case of clause (A) or (B), could reasonably be expected to have a Material Adverse Effect; or (j) any of the Loans Documents (including the Guarantee Agreement) shall cease, for any reason, to be in full force and effect or any Loan Party or any Affiliate of any Loan Party shall so assert (excluding release of any Guarantor from its guarantee in accordance with the Loan Documents); or (k) there shall occur any Change of Control;

77 then, and in any such event, (A) if such event is an Event of Default specified in clause (i) or (ii) of paragraph (f) above with respect to the Borrower, automatically the Commitments shall immediately terminate and the Loans (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents (including all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) shall immediately become due and payable, and (B) if such event is any other Event of Default, either or both of the following actions may be taken: (i) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower declare the Commitments to be terminated forthwith, whereupon the Commitments shall immediately terminate; and (ii) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower, declare the Loans (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents (including all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) to be due and payable forthwith, whereupon the same shall immediately become due and payable. With respect to all Letters of Credit with respect to which presentment for honor shall not have occurred at the time of an acceleration pursuant to this paragraph, the Borrower shall at such time deposit in a cash collateral account opened by the Administrative Agent an amount equal to 103% of the aggregate then undrawn and unexpired amount of such Letters of Credit. Amounts held in such cash collateral account shall be applied by the Administrative Agent to the payment of drafts drawn under such Letters of Credit, and the unused portion thereof after all such Letters of Credit shall have expired or been fully drawn upon, if any, shall be applied to repay other obligations of the Borrower hereunder and under the other Loan Documents. After all such Letters of Credit shall have expired or been fully drawn upon, all Reimbursement Obligations shall have been satisfied and all other obligations of the Borrower hereunder and under the other Loan Documents shall have been paid in full, the balance, if any, in such cash collateral account shall be returned to the Borrower (or such other Person as may be lawfully entitled thereto). Except as expressly provided above in this Section, presentment, demand, protest and all other notices of any kind are hereby expressly waived by the Borrower. On and after the occurrence of an Event of Default, the Administrative Agent shall apply all payments in respect of any Obligations in the following order: (i) first, to pay Obligations in respect of (A) any fees, expenses, reimbursements or indemnities then due to the Administrative Agent, (B) any fees (other than commitment fees and Letter of Credit fees), expenses, reimbursements or indemnities then due to the Lenders and Issuing Lenders and (C) to pay commitment fees, Letter of Credit fees and interest due in respect of Loans and Letters of Credit; (ii) second to the ratable payment or prepayment of principal outstanding on Loans and Letters of Credit; and (iii) third, to the ratable payment of all other Obligations. On or after the occurrence of an Event of Default, all principal payments in respect of Loans shall be applied, first, to repay outstanding Swingline Loans and then to repay outstanding Loans (other than Swingline Loans). The order of priority set forth in this paragraph and the related provisions of this Agreement are set forth solely to determine the rights and priorities of the Administrative Agent, the Lenders, and the Issuing Lenders as among themselves. The order of priority set forth in clause (i) may be changed only with the prior written consent of the Administrative Agent and the order of priority of payments in respect of Letters of Credit may be changed only with the prior written consent of the Issuing Lenders. SECTION 9. THE AGENTS 9.1 Appointment. Each Lender hereby irrevocably designates and appoints the Administrative Agent as the agent of such Lender under this Agreement and the other Loan Documents, and each such Lender irrevocably authorizes the Administrative Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this

78 Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent. 9.2 Delegation of Duties. The Administrative Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys in fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys in fact selected by it with reasonable care. 9.3 Exculpatory Provisions. Neither Administrative Agent nor any of its officers, directors, employees, agents, advisors, attorneys in fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Loan Document (except to the extent that any of the foregoing are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from its or such Person’s own gross negligence, bad faith or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any Loan Party or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or for any failure of any Loan Party a party thereto to perform its obligations hereunder or thereunder. The Administrative Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Loan Party. 9.4 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any instrument, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy or email message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including counsel to the Borrower rendered in any legal opinion for the benefit of the Administrative Agent or any Lender), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders (or, if so specified by this Agreement, all Lenders) as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of the Required Lenders (or, if so specified by this Agreement, all Lenders), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans. 9.5 Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default unless the Administrative Agent has received notice from a Lender or the Borrower referring to this Agreement, describing such Default or

79 Event of Default and stating that such notice is a “notice of default”. In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders (or, if so specified by this Agreement, all Lenders); provided that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders. 9.6 Non-Reliance on Administrative Agent and Other Lenders. Each Lender expressly acknowledges that neither the Administrative Agent nor any of its officers, directors, employees, agents, advisors, attorneys in fact or affiliates have made any representations or warranties to it and that no act by the Administrative Agent hereafter taken, including any review of the affairs of a Loan Party or any affiliate of a Loan Party, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their affiliates and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their affiliates. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of any Loan Party or any affiliate of a Loan Party that may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, advisors, attorneys in fact or affiliates. 9.7 Indemnification. The Lenders agree to indemnify the Administrative Agent and its officers, directors, employees, affiliates, agents, advisors and controlling persons (each, an “Agent Indemnitee”) (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to their respective Percentage Interests in effect on the date on which indemnification is sought under this Section 9.7, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever that may at any time (whether before or after the payment of the Loans) be imposed on, incurred by or asserted against such Agent Indemnitee in any way relating to or arising out of, the Commitments, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by such Agent Indemnitee under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements that are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from such Agent Indemnitee’s gross negligence, bad faith or willful misconduct. The agreements in this Section 9.7 shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder. 9.8 Administrative Agent in Its Individual Capacity. The Administrative Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with any Loan Party as though such Administrative Agent were not an agent hereunder. With respect to its Loans made or renewed by it and with respect to any Letter of Credit issued or participated in by it, the

80 Administrative Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not an agent, and the terms “Lender” and “Lenders” shall include the Administrative Agent in its individual capacity. 9.9 Successor Administrative Agent. The Administrative Agent may resign as Administrative Agent upon thirty (30) days’ notice to the Lenders and the Borrower. If the Administrative Agent shall resign as Administrative Agent under this Agreement and the other Loan Documents, then the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall (unless an Event of Default under Section 8(a) or Section 8(f) with respect to the Borrower shall have occurred and be continuing) be subject to approval by the Borrower (which approval shall not be unreasonably withheld or delayed), whereupon such successor agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term “Administrative Agent” shall mean such successor agent effective upon such appointment and approval, and the former Administrative Agent’s rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement or any holders of the Loans. If no successor agent has accepted appointment as Administrative Agent by the date that is thirty (30) days following a retiring Administrative Agent’s notice of resignation, the retiring Administrative Agent’s resignation shall nevertheless thereupon become effective, and the Lenders shall assume and perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above. After any retiring Administrative Agent’s resignation as Administrative Agent, the provisions of this Section 9 and of Section 10.5 shall continue to inure to its benefit. 9.10 Documentation Agent and Syndication Agent. None of the Co-Documentation Agents or Syndication Agent shall have any duties or responsibilities hereunder in its capacity as such. 9.11 Acknowledgments of Lenders and Issuing Lenders. (a) Each Lender and Issuing Lender hereby agrees that (i) if the Administrative Agent notifies such Lender or Issuing Lender that the Administrative Agent has determined in its sole discretion that any funds received by such Lender or Issuing Lender from the Administrative Agent or any of its Affiliates were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Lender or Issuing Lender (whether or not known to such Lender or Issuing Lender (whether as a payment, prepayment or repayment of principal, interest, fees or otherwise), individually and collectively, an “Erroneous Payment”) and demands the return of such Erroneous Payment (or a portion thereof), such Lender or Issuing Lender shall promptly, but in no event later than one Business Day thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Lender or Issuing Lender to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the Overnight Bank Funding Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect, and (ii) such Lender or Issuing Lender shall not assert any right or claim to the Erroneous Payment, and hereby waives any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payments received, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine. A notice of the Administrative Agent to any Lender or Issuing Lender under this clause (a) shall be conclusive, absent manifest error.

81 (b) Without limiting immediately preceding clause (a), each Lender and Issuing Lender hereby further agrees that if it receives an Erroneous Payment from the Administrative Agent (or any of its Affiliates) (i) that is in an amount different than (other than a de minimis difference), or on a different date from, that specified in a notice of payment sent by the Administrative Agent (or any of its Affiliates) with respect to such Erroneous Payment (an “Erroneous Payment Notice”), or (ii) that was not preceded or accompanied by an Erroneous Payment Notice, it shall be on notice that, in each such case, an error has been made with respect to such Erroneous Payment. Each Lender and Issuing Lender further agrees that, in each such case, or if it otherwise becomes aware an Erroneous Payment (or portion thereof) may have been sent in error, such Lender or Issuing Lender shall promptly notify the Administrative Agent of such occurrence and, upon demand from the Administrative Agent, it shall promptly, but in no event later than one (1) Business Day thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) that was received by such Lender or Issuing Lender to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the Overnight Bank Funding Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. (c) The Borrower and each other Loan Party hereby agree that (i) in the event an Erroneous Payment (or portion thereof) is not recovered from any Lender or Issuing Lender that has received such Erroneous Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights of such Lender or Issuing Lender with respect to such amount and (ii) an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower or any other Loan Party, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from the Borrower or any other Loan Party for the purposes of making such Erroneous Payment. (d) Each party’s obligations under this Section 9.11 shall survive the resignation or replacement of the Administrative Agent or any transfer of rights or obligations by, or the replacement of, a Lender or Issuing Lender, the termination of the Commitments or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document. SECTION 10. MISCELLANEOUS 10.1 Amendments and Waivers. Neither this Agreement, any other Loan Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this Section 10.1. The Required Lenders and each Loan Party party to the relevant Loan Document may, or, with the written consent of the Required Lenders, the Administrative Agent and each Loan Party party to the relevant Loan Document may, from time to time, (a) enter into written amendments, supplements or modifications hereto and to the other Loan Documents for the purpose of adding any provisions to this Agreement or the other Loan Documents or changing in any manner the rights of the Lenders or of the Loan Parties hereunder or thereunder or (b) waive, on such terms and conditions as the Required Lenders or the Administrative Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Loan Documents or any Default or Event of Default and its consequences; provided, however, that no such waiver and no such amendment, supplement or modification shall (i) forgive the principal amount or extend the final scheduled date of maturity of any Loan, reduce the stated rate of any interest or fee payable hereunder (except (x) in connection with the waiver of applicability of any post-default increase in interest rates (which waiver shall be effective with the consent of the Required Lenders) and (y) that any amendment or modification of defined terms used in the financial covenants in this Agreement shall not constitute a reduction in the rate of interest or fees for purposes of this clause (i)) or extend the scheduled date of any payment thereof, or increase the amount or

82 extend the expiration date of any Lender’s Commitment, in each case without the written consent of each Lender directly affected thereby; (ii) eliminate or reduce the voting rights of any Lender under this Section 10.1 without the written consent of such Lender; (iii) reduce any percentage specified in the definition of Required Lenders, consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement and the other Loan Documents, or except in accordance with this Agreement, (A) release all or substantially all of the collateral, if any, provided pursuant to this Agreement or (B) release all or substantially all of the Guarantors from their obligations under the Guarantee Agreement, in each case without the written consent of all Lenders; (iv) amend, modify or waive any provision of Section 2.14 without the written consent of all the Lenders; (v) amend, modify or waive any provision of Section 9 or any other provision of any Loan Document that affects the Administrative Agent without the written consent of the Administrative Agent; (vi) amend, modify or waive any provision of Section 2.3 or 2.4 without the written consent of the Swingline Lender; or (vii) amend, modify or waive any provision of Section 3 without the written consent of the Issuing Lenders. Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Lenders and shall be binding upon the Loan Parties, the Lenders, the Administrative Agent and all future holders of the Loans. In the case of any waiver, the Loan Parties, the Lenders and the Administrative Agent shall be restored to their former position and rights hereunder and under the other Loan Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent on a subsequent or other Default or Event of Default. 10.2 Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered, or three Business Days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, addressed as follows in the case of the Borrower and the Administrative Agent, and as set forth in an administrative questionnaire delivered to the Administrative Agent in the case of the Lenders, or to such other address as may be hereafter notified by the respective parties hereto: Borrower: M/I Homes, Inc. 4131 Worth Avenue Columbus, Ohio 43219 Attention: Philip G. Creek Telecopy: 614-418-8080 Telephone: 614-418-8011 Email: pcreek@mihomes.com with copies to: M/I Homes, Inc. 4131 Worth Avenue, Suite 500 Columbus, Ohio 43219 Attention: J. Thomas Mason, Esq.Susan E. Krohne TelecopyTelephone: 614-418-8080 Telephone: 614-418-8014 Email: tmasonskrohne@mihomes.com Vorys, Sater, Seymour and Pease LLP 52 East Gay Street Columbus, Ohio 43215 Attention: Judith L. Marsh Esq.

83 Telephone: 614-464-5494 Email: jlmarsh@vorys.com Administrative Agent: PNC Bank, National Association PNC Real Estate Finance 2 Tower Center, 18th Floor East Brunswick, New Jersey 08816 Attention: J. Richard Litton, Senior Vice President Telecopy: 732-220-3755 Telephone: 732-220-6963 Email: rick.litton@pnc.com And PNC Bank, National Association 500 First Avenue, 4th Floor Mail Stop #: P7-PFSC-04-T Pittsburgh, Pennsylvania 15219 Attention: Christine Kemerer Telecopy: 412-705-2124 Telephone: 412-762-7571 Email: christine.kemerer@pnc.com with copies to: Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, New York 10017 Attention: Patrick Ryan, Esq. Telecopy: 212-455-2502 Telephone: 212-455-3463 Email: pryan@stblaw.com provided that any notice, request or demand to or upon the Administrative Agent or the Lenders shall not be effective until received. Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Section 2 unless otherwise agreed by the Administrative Agent and the applicable Lender. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. 10.3 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Administrative Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

84 10.4 Survival of Representations and Warranties. All representations and warranties made hereunder, in the other Loan Documents and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the making of the Loans and other extensions of credit hereunder. 10.5 Payment of Expenses and Taxes. The Borrower agrees (a) to pay or reimburse the Administrative Agent and the Arrangers for all their reasonable and invoiced out-of-pocket costs and expenses incurred in connection with the syndication, preparation and execution of, and any amendment, supplement or modification to, this Agreement and the other Loan Documents and any other documents prepared in connection herewith or therewith, and the administration of the transactions contemplated hereby and thereby, including the reasonable and invoiced fees and disbursements of counsel to the Administrative Agent and Arrangers and filing and recording fees and expenses, with statements with respect to the foregoing to be submitted to the Borrower prior to the Closing Date (in the case of amounts to be paid on the Closing Date) and from time to time thereafter on a quarterly basis or such other periodic basis as the Administrative Agent shall deem appropriate, (b) to pay or reimburse the Administrative Agent and the Lenders for all their respective reasonable and invoiced out-of-pocket costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Loan Documents and any such other documents, including the fees and disbursements of counsel for the Administrative Agent and the Lenders, (c) to pay, indemnify, and hold each Lender and the Administrative Agent harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other taxes (but excluding any taxes or increased costs otherwise not subject to the gross-up provided for by Section 2.16(a)), if any, that may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the other Loan Documents and any such other documents, and (d) to pay, indemnify, and hold each Lender, the Issuing Lenders, the Administrative Agent and the Arrangers and their respective officers, directors, employees, affiliates, agents, advisors and controlling persons (each, an “Indemnitee”) harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the other Loan Documents and any such other documents, including any of the foregoing relating to the use of proceeds of the Loans or the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of any Loan Party or any of the properties and the reasonable fees and expenses of legal counsel in connection therewith (all the foregoing in this clause (d), collectively, the “Indemnified Liabilities”), provided, that the Borrower shall have no obligation hereunder to any Indemnitee with respect to Indemnified Liabilities to the extent such Indemnified Liabilities are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence, bad faith or willful misconduct of such Indemnitee. Without limiting the foregoing, and to the extent permitted by applicable law, the Borrower agrees not to assert and to cause its Subsidiaries not to assert, and hereby waives and agrees to cause its Subsidiaries to waive, all rights for contribution or any other rights of recovery with respect to all claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature, under or related to Environmental Laws, that any of them might have by statute or otherwise against any Indemnitee. All amounts due under this Section 10.5 shall be payable not later than thirty (30) days after written demand therefor. Statements payable by the Borrower pursuant to this Section 10.5 shall be submitted to the address of the Borrower set forth in Section 10.2, or to such other Person or address as may be hereafter designated by the Borrower in a written notice to the Administrative Agent. The agreements in this Section 10.5 shall survive the termination of this Agreement and the repayment of the Loans and all other amounts payable hereunder. 10.6 Successors and Assigns; Participations and Assignments.

85 (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of any Issuing Lender that issues any Letter of Credit), except that (i) the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder (including by way of an LLC Division) without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) no Lender may assign, participate or otherwise transfer its rights or obligations hereunder(s) (x) to a Competitor without the Borrower’s written consent or (y) otherwise except in accordance with this Section. (b) (i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more Eligible Assignees (each, an “Assignee”) all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans at the time owing to it) with the prior written consent of: (A) the Borrower (such consent not to be unreasonably withheld), provided that no consent of the Borrower shall be required for an assignment to a Lender, an Affiliate of a Lender, or an Approved Fund, or, if an Event of Default has occurred and is continuing, any other Person; provided further that the Borrower shall be deemed to have consented to a proposed assignment unless it shall object thereto by written notice to the Administrative Agent within ten (10) Business Days after having received notice thereof; (B) the Administrative Agent (such consent not to be unreasonably withheld), provided that no consent of the Administrative Agent shall be required for an assignment by a Lender to an Affiliate of such Lender; and (C) each Issuing Lender (such consent not to be unreasonably withheld), provided that no consent of any Issuing Lender shall be required for an assignment by a Lender to an Affiliate of such Lender. (ii) Assignments shall be subject to the following additional conditions: (A) except in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Commitments or Loans, the amount of the Commitments or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 unless each of the Borrower and the Administrative Agent otherwise consent, provided that (1) no such consent of the Borrower shall be required if an Event of Default has occurred and is continuing and (2) such amounts shall be aggregated in respect of each Lender and its Affiliates or Approved Funds, if any; (B) (1) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500 and (2) the assigning Lender shall have paid in full any amounts owing by it to the Administrative Agent; (C) the Assignee, if it is not a Lender, shall deliver to the Administrative Agent an administrative questionnaire in which the Assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Borrower and its

86 Affiliates and their related parties or their respective securities) will be made available and who may receive such information in accordance with the assignee’s compliance procedures and applicable laws, including federal and state securities laws; and (iii) Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) below, from and after the effective date specified in each Assignment and Assumption the Assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, the Assignee shall have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.15 and 2.16 (as they relate to any period during which such Lender was a party hereto), and Sections 2.17 and 10.5). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 10.6 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section 10.6. (iv) The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amount (and stated interest) of the Loans and L/C Obligations owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). No transfer or assignment of a Lender’s participation hereunder shall be effective unless and until recorded in the Register. The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent, the Issuing Lenders and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender at any reasonable time and from time to time upon reasonable prior notice. (v) Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an Assignee, the Assignee’s completed administrative questionnaire (unless the Assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section 10.6 and any written consent to such assignment required by paragraph (b) of this Section 10.6, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph. (c) (i) Subject to Section 10.6(a)(ii), any Lender may, without the consent of the Borrower or the Administrative Agent, sell participations to one or more Persons provided such Persons are a banking institution, life insurance company, or other similar chartered or licensed financial institution that ordinarily is engaged in the business of making real estate loans, or any fund that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of business (each, a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans owing to it); provided that (A) such Lender’s obligations under this

87 Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Borrower, the Administrative Agent, the Issuing Lenders and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver that (1) requires the consent of each Lender directly affected thereby pursuant to clause (i) of the proviso to the second sentence of Section 10.1 and (2) directly affects such Participant. Subject to paragraph (c)(ii) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.15, 2.16 and 2.17 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section 10.6. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.7(b) as though it were a Lender, provided such Participant shall be subject to Section 10.7(a) as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as an agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register to any Person (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Loans, Letters of Credit or its other obligations under any Loan Document) except to the extent that such disclosure is necessary to establish that such Commitment, Loan, Letter of Credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (ii) A Participant shall not be entitled to receive any greater payment under Section 2.15 or 2.16 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, except to the extent such entitlement to receive a greater payment results from an adoption of or any change in any Requirement of Law or in the interpretation or application thereof or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the Second Amendment Effective Date that occurs after the Participant acquired the applicable participation. No Participant shall be entitled to the benefits of Section 2.16 unless such Participant complies with the applicable provisions of Section 2.16 as if it were a Lender. (d) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section 10.6 shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or Assignee for such Lender as a party hereto. (e) The Borrower, upon receipt of written notice from the relevant Lender, agrees to issue Notes to any Lender requiring Notes to facilitate transactions of the type described in paragraph (d) above.

88 10.7 Adjustments; Set off. (a) Except to the extent that this Agreement or a court order expressly provides for payments to be allocated to a particular Lender, if any Lender (a “Benefitted Lender”) shall receive any payment of all or part of the Obligations owing to it (other than in connection with an assignment made pursuant to Section 10.6), or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set off, pursuant to events or proceedings of the nature referred to in Section 8(f), or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of the Obligations owing to such other Lender, such Benefitted Lender shall purchase for cash from the other Lenders a participating interest in such portion of the Obligations owing to each such other Lender, or shall provide such other Lenders with the benefits of any such collateral, as shall be necessary to cause such Benefitted Lender to share the excess payment or benefits of such collateral ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. (b) In addition to any rights and remedies of the Lenders provided by law, each Lender and its Affiliates shall have the right, without notice to the Borrower, any such notice being expressly waived by the Borrower to the extent permitted by applicable law, upon any Obligations becoming due and payable by the Borrower (whether at the stated maturity, by acceleration or otherwise but after giving effect to any applicable period of grace), to apply to the payment of such Obligations, by setoff or otherwise, any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender, any Affiliate thereof or any of their respective branches or agencies to or for the credit or the account of the Borrower; provided that if any Defaulting Lender shall exercise any such right of setoff, (i) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of this Agreement and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent, the Issuing Lenders, the Swingline Lender and the Lenders and (ii) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the obligations owing to such Defaulting Lender as to which it exercised such right of set off. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such application made by such Lender or its Affiliate, provided that the failure to give such notice shall not affect the validity of such application. 10.8 Counterparts; Electronic Execution. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by email or facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent. The words “execute,” “execution,” “signed,” “signature” and words of like import herein or in any Assignment and Assumption or in any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

89 10.9 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. 10.10 Integration. This Agreement and the other Loan Documents represent the entire agreement of the Borrower, the Administrative Agent and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents. 10.11 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. 10.12 Submission To Jurisdiction; Waivers. The Borrower hereby irrevocably and unconditionally: (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the exclusive jurisdiction of any state or federal court sitting in the Borough of Manhattan in the City of New York, and appellate courts from any thereof; (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same; (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Borrower at its address set forth in Section 10.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto; (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 10.12 any special, exemplary, punitive or consequential damages. 10.13 Acknowledgements. The Borrower hereby acknowledges and agrees that (a) no fiduciary, advisory or agency relationship between the Loan Parties and the Credit Parties is intended to be or has been created in respect of any of the transactions contemplated by this Agreement or the other Loan Documents, irrespective of whether the Credit Parties have advised or are advising the Loan Parties on other matters, and the relationship between the Credit Parties, on the one hand, and the Loan Parties, on the other hand, in connection herewith and therewith is solely that of creditor and debtor, (b) the Credit Parties, on the one hand, and the Loan Parties, on the other hand, have an arm's length business relationship that does not directly or indirectly give rise to, nor do the Loan Parties rely on, any fiduciary duty to the Loan Parties or their affiliates on the part of the Credit Parties, (c) the Loan Parties are capable of evaluating and understanding, and the Loan Parties understand and accept, the terms, risks and conditions of the

90 transactions contemplated by this Agreement and the other Loan Documents, (d) the Loan Parties have been advised that the Credit Parties are engaged in a broad range of transactions that may involve interests that differ from the Loan Parties’ interests and that the Credit Parties have no obligation to disclose such interests and transactions to the Loan Parties, (e) the Loan Parties have consulted their own legal, accounting, regulatory and tax advisors to the extent the Loan Parties have deemed appropriate in the negotiation, execution and delivery of this Agreement and the other Loan Documents, (f) each Credit Party has been, is, and will be acting solely as a principal and, except as otherwise expressly agreed in writing by it and the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Loan Parties, any of their affiliates or any other Person, (g) none of the Credit Parties has any obligation to the Loan Parties or their affiliates with respect to the transactions contemplated by this Agreement or the other Loan Documents except those obligations expressly set forth herein or therein or in any other express writing executed and delivered by such Credit Party and the Loan Parties or any such affiliate and (h) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Credit Parties or among the Loan Parties and the Credit Parties. 10.14 Releases of Guarantees. Notwithstanding anything to the contrary contained herein or in any other Loan Document, Administrative Agent is hereby irrevocably authorized by each Lender (without requirement of notice to or consent of any Lender except as expressly required by Section 10.1) to take any action requested by the Borrower having the effect of releasing any guarantee obligations to the extent necessary to permit consummation of any transaction not prohibited by any Loan Document, including Section 6.7 of this Agreement, or that has been consented to in accordance with Section 10.1. 10.15 Confidentiality. Each of the Administrative Agent, each Issuing Lender and each Lender agrees to keep confidential all Information (as defined below); provided that nothing herein shall prevent the Administrative Agent, any Issuing Lender or any Lender from disclosing any such information (a) to the Administrative Agent, any other Issuing Lender, any other Lender or any Affiliate thereof, (b) subject to an agreement to comply with the provisions of this Section 10.15, to any actual or prospective Transferee, (c) to its employees, directors, agents, attorneys, accountants and other professional advisors or those of any of its Affiliates, (d) upon the request or demand of any Governmental Authority, (e) in response to any order of any court or other Governmental Authority or as may otherwise be required pursuant to any Requirement of Law, (f) if required to do so in connection with any litigation or similar proceeding arising under or related to this credit facility, (g) that has been publicly disclosed by a Person other than the Administrative Agent, the Lenders or their respective Affiliates, (h) to the National Association of Insurance Commissioners or any similar organization or any nationally recognized rating agency that requires access to information about a Lender’s investment portfolio in connection with ratings issued with respect to such Lender, (i) in connection with the exercise of any remedy hereunder or under any other Loan Document or (j) if agreed by the Borrower in its sole discretion, to any other Person. “Information” means all non-public information received from the Borrower relating to the Borrower or its business, other than any such information that is available to the Administrative Agent, any Issuing Lender or any Lender on a non-confidential basis prior to disclosure by the Borrower and other than information pertaining to this Agreement routinely provided by arrangers to data service providers, including league table providers, that serve the lending industry; provided that in the case of information received from the Borrower after the date hereof, such information is clearly identified at the time of delivery as confidential or as material and non-public information. Any Person required to maintain the confidentiality of Information as provided in this Section 10.15 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. Each Lender acknowledges that information furnished to it pursuant to this Agreement or the other Loan Documents may include material non-public information concerning the Borrower and its

91 Affiliates and their related parties or their respective securities, and confirms that it has developed compliance procedures regarding the use of material non-public information and that it will handle such material non-public information in accordance with those procedures and applicable law, including federal and state securities laws. All information, including requests for waivers and amendments, furnished by the Borrower or the Administrative Agent pursuant to, or in the course of administering, this Agreement or the other Loan Documents will be syndicate-level information, which may contain material non-public information about the Borrower and its Affiliates and their related parties or their respective securities. Accordingly, each Lender represents to the Borrower and the Administrative Agent that it has identified in its administrative questionnaire a credit contact who may receive information that may contain material non-public information in accordance with its compliance procedures and applicable law, including federal and state securities laws. 10.16 WAIVERS OF JURY TRIAL. THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN. 10.17 USA Patriot Act. Each Lender hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”), it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender to identify the Borrower in accordance with the Patriot Act. 10.18 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority. 10.19 Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a

92 Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments or this Agreement, (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender. In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has not provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that none of the Administrative Agent or any Arranger, Syndication Agent, Co-Documentation Agent or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related to hereto or thereto). 10.20 Acknowledgement Regarding any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance

93 Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): (a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regimes if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regimes if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. (b) As used in this Section 9.20, the following terms have the following meanings: (i) “BHC Act Affiliate”: of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. (ii) “Covered Entity”: any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). (iii) “Default Right”: has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. (iv) “QFC”: has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). [Signature pages intentionally omitted.]

EXHIBIT B Schedule 1.1A Commitments Lender Commitment PNC Bank, National Association $77,000,000 Wells Fargo Bank, N.A. $75,000,000 Fifth Third Bank, National Association $70,000,000 The Huntington National Bank $60,000,000 Regions Bank $60,000,000 Citibank, N.A. $56,000,000 JPMorgan Chase Bank, N.A. $56,000,000 U.S. Bank National Association $56,000,000 Comerica Bank $50,000,000 Flagstar Bank, N.A., formerly known as Flagstar Bank, FSB $50,000,000 Texas Capital Bank, formerly known as Texas Capital Bank, N.A. $40,000,000 Total Commitments $650,000,000

EXHIBIT C Schedule 1.1F Issuing Lender Limits Issuing Lender Issuing Lender Limit PNC Bank, National Association $125,000,000 Regions Bank $125,000,000 The Huntington National Bank $125,000,000 Wells Fargo Bank, National Association $52,000,000 U.S. Bank National Association $50,000,000 Comerica Bank $20,000,000 Flagstar Bank, N.A., formerly known as Flagstar Bank, FSB $20,000,000

EXHIBIT D Schedule 4.12 Subsidiaries [See attached.]

SCHEDULE 4.12 Subsidiaries Subsidiary Name State of Organization Foreign Qualifications No. of Shares of Capital Stock Outstanding No. and Percent of Shares of Capital Stock Owned by Borrower or Subsidiary1 Guarantor or Unrestricted Subsidiary Financial Services Subsidiary? Northeast Office Venture, Limited Liability Company Delaware Ohio 100% 100% Guarantor No M/I Financial, LLC Ohio Florida, Illinois, Indiana, Kentucky, Maryland, Michigan, Minnesota, North Carolina, South Carolina, Texas, Virginia, Wisconsin 100% 100% Unrestricted Subsidiary Yes M/I Homes Service, LLC Ohio Arizona, Florida, Georgia, Illinois, Missouri, North Carolina, South Carolina, Tennessee, Texas 100% 100% Guarantor No TransOhio Residential Title Agency Ltd. Ohio Florida, Illinois, Indiana, Kentucky, Minnesota, North Carolina, South Carolina, Wisconsin 100% 100% Unrestricted Subsidiary Yes M/I Homes of Central Ohio, LLC Ohio Texas 100% 100% Guarantor No 1 Name of owner included if other than Borrower. All Subsidiaries are wholly-owned (directly or indirectly) by the Borrower, except those Subsidiaries indicated as not being wholly-owned by another Subsidiary of the Borrower.

2 Subsidiary Name State of Organization Foreign Qualifications No. of Shares of Capital Stock Outstanding No. and Percent of Shares of Capital Stock Owned by Borrower or Subsidiary1 Guarantor or Unrestricted Subsidiary Financial Services Subsidiary? M/I Homes of Cincinnati, LLC Ohio Kentucky 100% 100% Guarantor No M/I Homes of Austin, LLC Ohio Texas 100% 100% Guarantor No M/I Homes of DC, LLC Delaware Maryland, Virginia 100% 100% Guarantor No M/I Homes of Chicago, LLC Delaware Illinois 100% 100% Guarantor No M/I Homes of Houston, LLC Delaware Texas 100% 100% Guarantor No M/I Homes of San Antonio, LLC Delaware Texas 100% 100% Guarantor No M/I Homes of Florida, LLC Florida —— 100% 100% Guarantor No M/I Homes of Raleigh, LLC Delaware North Carolina 100% 100% Guarantor No M/I Homes of Charlotte, LLC Delaware North Carolina, South Carolina 100% 100% Guarantor No M/I Homes First Indiana LLC Indiana —— 100% 100% Guarantor No M/I Homes Second Indiana LLC Indiana —— 100% 100% Guarantor No M/I Homes of Indiana, L.P. Indiana Ohio 100% M/I Homes First Indiana, LLC-1% (general partner) M/I Homes Second Indiana, LLC-99% (limited partner) Guarantor No Prince Georges Utilities, LLC Maryland —— 100% M/I Homes of DC, LLC-100% Guarantor No

3 Subsidiary Name State of Organization Foreign Qualifications No. of Shares of Capital Stock Outstanding No. and Percent of Shares of Capital Stock Owned by Borrower or Subsidiary1 Guarantor or Unrestricted Subsidiary Financial Services Subsidiary? Wilson Farm, L.L.C. Maryland —— 100% M/I Homes of DC, LLC-100% Guarantor No The Fields at Perry Hall, L.L.C. Maryland —— 100% M/I Homes of DC, LLC-100% Guarantor No M/I Homes of Tampa, LLC Florida —— 100% M/I Homes of Florida, LLC-100% Guarantor No M/I Homes of Ft. Myers/Naples, LLC Florida —— 100% M/I Homes of Florida, LLC-100% Guarantor No M/I Homes of Orlando, LLC Florida —— 100% M/I Homes of Florida, LLC-100% Guarantor No MHO Holdings, LLC Florida —— 100% M/I Homes of Florida, LLC-100% Guarantor No MHO, LLC Florida —— 100% MHO Holdings, LLC- 100% Guarantor No M/I Title Agency, Ltd. Ohio Florida, Michigan 100% M/I Financial, LLC- 100% Unrestricted Subsidiary Yes The M/I Homes Foundation Ohio (nonprofit corporation) —— 100% 100% Unrestricted Subsidiary No M/I Homes of Alabama, LLC Delaware —— 100% 100% Guarantor No M/I Homes of Nashville, LLC Delaware Tennessee 100% 100% Guarantor No M/I Homes of Delaware, LLC Delaware Ohio 100% 100% Guarantor No M/I Homes of DFW, LLC Delaware Texas 100% 100% Guarantor No M/I Homes of Michigan, LLC Delaware Michigan 100% 100% Guarantor No

4 Subsidiary Name State of Organization Foreign Qualifications No. of Shares of Capital Stock Outstanding No. and Percent of Shares of Capital Stock Owned by Borrower or Subsidiary1 Guarantor or Unrestricted Subsidiary Financial Services Subsidiary? M/I Homes of Minneapolis/St. Paul, LLC Delaware Minnesota, Wisconsin 100% 100% Guarantor No M/I Homes of Sarasota, LLC Delaware Florida 100% M/I Homes of Florida, LLC-100% Guarantor No M/I Title, LLC Delaware Texas 100% 100% Unrestricted Subsidiary Yes K-Tampa, LLC Florida —— 100% M/I Homes of Tampa, LLC-50% Unrestricted Subsidiary No JOINT VENTURES Joint Venture Name State of Organization Foreign Qualifications No. and Percent of Shares of Capital Stock Owned by Borrower or Subsidiary2 Riviera Ventures, LLC Ohio —— M/I Homes of Central Ohio, LLC-74.4% WPE Ventures, LLC Delaware Texas M/I Homes of San Antonio, LLC-25% Long Lake Ranch, LLC Florida —— M/I Homes of Tampa, LLC-50% TPHMI DFW 4047, LLC Delaware Texas M/I Homes of DFW, LLC - 50% Perry Street, LLC Ohio —— M/I Homes of Central Ohio, LLC-26% 2 Name of owner included.

EXHIBIT E [FORM OF ]NOTICE OF [BORROWING][CONTINUATION][CONVERSION] Date: [●], 20[●] To: PNC Bank, National Association PNC Real Estate Finance 2 Tower Center, 18th Floor East Brunswick, New Jersey 08816 Attention: J. Richard Litton, Senior Vice President Telecopy: 732-220-3755 Email: rick.litton@pnc.com and PNC Bank, National Association 500 First Avenue, 4th Floor Mail Stop #: P7-PFSC-04-T Pittsburgh, Pennsylvania 15219 Attention: Christine Kemerer Telecopy: 412-705-2124 Email: christine.kemerer@pnc.com Ladies and Gentlemen: Reference is made to the Credit Agreement, dated as of July 18, 2013 (as amended supplemented, restated or otherwise modified from time to time, the “Credit Agreement”; unless otherwise defined herein, terms defined therein being used herein as therein defined), among M/I HOMES, INC., an Ohio corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto as lenders, including the Swingline Lender and the Issuing Lenders (collectively, the “Lenders”), PNC BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (the “Administrative Agent”) and the other agents party thereto. Pursuant to Section [2.2][2.9][2.10] of the Credit Agreement, the Borrower requests the following [borrowing][Continuation][Conversion] of Loans in accordance with the applicable terms and conditions of the Credit Agreement: (1) Date of [borrowing][Continuation][Conversion]: _____________1 (2) [Type of Loan to be Converted: _____________2]3 1 Must be a Business Day. 2 Select ABR Loan, Daily Simple SOFR Loan or Term SOFR Loan, as applicable. 3 Include only in the case of a Conversion.

E-2 (3) [Type of resulting Loan: _____________4]5 (4) Amount of resulting Loan: $_____________6 (5) [Interest Period of resulting Loan: _____________7]8 [Signature Page Follows] 4 Select ABR Loan, Daily Simple SOFR Loan or Term SOFR Loan. 5 Include only in the case of a borrowing or Conversion. 6 Shall be in an aggregate minimum amount of $1,000,000 and integral multiples of (x) in the case of ABR Loans, $100,000 in excess of that amount and (y) in the case of SOFR Loans, $250,000 in excess of that amount (or, in the case of a borrowing, if the then aggregate Available Commitments are less than $1,000,000, such lesser amount). 7 Shall be one month, three months or six months. 8 Include only if the resulting Loan is a Term SOFR Loan.

[Signature Page to Notice of [Borrowing][Continuation][Conversion]] M/I HOMES, INC., as the Borrower By: _______________________________ Name: Title: